As filed with the Securities and Exchange Commission on April 25, 2012.

File No. 033-19421

811-05439

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 38	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 213	☒

VARIABLE ACCOUNT D

(Exact Name of Registrant)

UNION SECURITY INSURANCE COMPANY

(Name of Depositor)

2323 Grand Boulevard
Kansas City, MO 64108

(Address of Depositor’s Principal Offices)

(816) 474-2345

(Depositor’s Telephone Number, Including Area Code)

Sarah M. Patterson
Hartford Life and Annuity Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A

OPPORTUNITY VARIABLE ANNUITY

VARIABLE ACCOUNT D

ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108

ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
  1-800-862-7155 (REGISTERED REPRESENTATIVES)

This prospectus describes information you should know before you purchase the Opportunity Variable Annuity. Please read it carefully before you purchase your variable annuity.

Opportunity Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

✓  Flexible, because you may add Premium Payments at any time.

✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: Hartford HLS Funds.

You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http:/www.sec.gov).

Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

This Contract IS NOT:

t  A bank deposit or obligation

t  Federally insured

t  Endorsed by any bank or governmental agency

This Contract and its features are no longer available for sale.

PROSPECTUS DATED: MAY 1, 2012

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2012

Union Security Insurance Company

2

Union Security Insurance Company

Definitions

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.

Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.

Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.

Administrative Office: Our overnight mailing address is: The Hartford Wealth Management — Individual Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address will be: The Hartford Wealth Management — Individual Annuities, PO Box 14293, Lexington, KY 40512-4293.

Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

Annual Maintenance Fee: An annual $35 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.

Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

Annuity Calculation Date: The date we calculate the first Annuity Payout.

Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

Annuity Period: The time during which we make Annuity Payouts.

Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.

Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.

Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

Contingent Deferred Sales Charge: The deferred sales charge that may apply when you make a full or partial Surrender.

Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus, including any joint Contract Owner(s). We do not capitalize "you" in the prospectus.

Contract Value: The total value of the Accounts on any Valuation Day.

Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.

3

Union Security Insurance Company

Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

Fixed Accumulation Feature: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, this is defined as the "Fixed Account".

General Account: This account holds our company assets and any assets not allocated to a Separate Account.

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.

Payee: The person or party you designate to receive Annuity Payouts.

Premium Payment: Money sent to us to be invested in your Contract.

Premium Tax: A tax charged by a state or municipality on Premium Payments.

Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.

Required Minimum Distribution: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

Surrender: A complete or partial withdrawal from your Contract.

Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value (subject to rounding) is equal to the Contract Value minus any applicable charges.

Union Security: Union Security Insurance Company, the company that issued this Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

4

Union Security Insurance Company

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	5%
First Year (2)	5%
Second Year	5%
Third Year	5%
Fourth Year	5%
Fifth Year	5%
Sixth Year or later	0%
Charge for each 403(b) Contract Loan	$100

(1)  Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2)  Length of time from Premium Payment.

This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (3)	$35
Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%

(3)  An annual $35 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $25,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.

This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.33%	0.87%

5

Union Security Insurance Company

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$736
3 years	$1,303
5 years	$1,868
10 years	$2,887

(2)  If you annuitize at the end of the applicable time period:

1 year	$228
3 years	$769
5 years	$1,333
10 years	$2,852

(3)  If you do not Surrender your Contract:

1 year	$263
3 years	$804
5 years	$1,368
10 years	$2,887

Condensed Financial Information

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to Appendix III for information regarding Accumulation Unit Values.

6

Union Security Insurance Company

Highlights

What type of sales charge will I pay?

We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%

You won't be charged a Contingent Deferred Sales Charge on:

✓  The Annual Withdrawal Amount

✓  a Premium Payment or earnings that have been in your Contract for more than five years

✓  a Distributions made due to death

✓  Distributions under a program for substantially equal periodic payments.

✓  Most payments we make to you as part of your Annuity Payout

Is there an Annual Maintenance Fee?

We deduct a $35.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $25,000.

What charges will I pay on an annual basis?

In addition to the Annual Maintenance Fee, you pay the following charges each year:

•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

•  Administrative Charge — This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of your Contract Value invested in the Sub-Accounts.

•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

Can I take out any of my money?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty. Surrenders may also be subject to a Contingent Deferred Sales Charge.

Will Union Security pay a Death Benefit?

There is a Death Benefit if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from all the Beneficiaries.

If your Contract was issued with the Enhanced Death Benefit Rider and death occurs before the Contract Owners 75th birthday, the Death Benefit is the greatest of:

•  The total Premium Payments you have made to us minus any partial Surrenders compounded annually at 3% capped at a maximum of 200% of total Premium Payments minus any partial Surrenders (the "Rollup Amount"); or

•  The Contract Value of your Contract; or

•  The Contract Value on the last five-year Contract Anniversary before death, minus any partial Surrenders since that anniversary.

See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.

What Annuity Payout Options are available?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and 1/2 Contingent Survivor Annuity, and Joint and Full Survivor Annuity. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments Guaranteed for 10 Years. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•  fixed dollar amount Automatic Annuity Payouts,

•  variable dollar amount Automatic Annuity Payouts, or

•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

7

Union Security Insurance Company

General Contract Information

Union Security Insurance Company

Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security Insurance Company. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.

All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

The Separate Account

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•  Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•  Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

•  Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

•  May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•  Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford HLS Series Fund II, Inc.

Hartford Growth Opportunities HLS Fund — Class IA	Seeks capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Small/Mid Cap Equity HLS Fund — Class IA	Seeks long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company***

Hartford SmallCap Growth HLS Fund — Class IA	Seeks long-term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford U.S. Government Securities HLS Fund — Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Series Fund, Inc.

Hartford Advisers HLS Fund — Class IA	Seeks long-term total return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

8

Union Security Insurance Company

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Capital Appreciation HLS Fund — Class IA	Seeks growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Disciplined Equity HLS Fund — Class IA	Seeks growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Dividend and Growth HLS Fund — Class IA	Seeks a high level of current income consistent with growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Global Growth HLS Fund — Class IA	Seeks growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Growth HLS Fund — Class IA	Seeks long-term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford High Yield HLS Fund — Class IA	Seeks to provide high current income, and long-term return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Index HLS Fund — Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company

Hartford International Opportunities HLS Fund — Class IA	Seeks long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford MidCap Value HLS Fund — Class IA†	Seeks long-term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Money Market HLS Fund — Class IA*	Maximum current income consistent with liquidity and preservation of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company

Hartford Stock HLS Fund — Class IA	Seeks long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Total Return Bond HLS Fund — Class IA	Seeks a competitive total return, with income as a secondary objective	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Value HLS Fund — Class IA	Seeks long-term total return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Fixed Accumulation Feature**	Preservation of capital	General Account

†  Closed to new and subsequent Premium Payments and transfers of Contract Value.

*  In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

**  The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to L-Share products.

***  Effective June 4, 2012, Wellington Management Company, LLP will replace Hartford Investment Management Company as the sub-advisor for the Fund.

9

Union Security Insurance Company

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.

Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•  Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

•  Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•  Arrange for the handling and tallying of proxies received from Contract Owners.

•  Vote all Fund shares attributable to your Contract according to instructions received from you, and

•  Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

10

Union Security Insurance Company

As of December 31, 2011, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, DWS Scudder Distributors, Inc, Federated Securities Corp, ING Fund Services, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2011, of the annual percentage of the average daily net assets (for instance, in 2011, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $85 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2011, revenue sharing and Rule 12b-1 fees did not exceed approximately $51,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

11

Union Security Insurance Company

Fixed Accumulation Feature

Important Information You Should Know: This portion of the Prospectus relating to the Fixed Accumulation Feature, which is called the Fixed Account in your Contract, is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors. The maximum allowed to be invested in the Fixed Accumulation Feature is $500,000. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account.

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State's minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of 4% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guarantee of 4% for any given year.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

Dollar Cost Averaging Plus ("DCA Plus") Programs — You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.

Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

All Program payments, including any subsequent Program payment, must meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Sub-Accounts.

12

Union Security Insurance Company

The DCA Plus program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets.

Hartford may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time.

We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.

We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

The Contract

Purchases and Contract Value

What types of Contracts are available?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•  Individual Retirement Annuities adopted according to Section 408 of the Code;

•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.

We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

How do I purchase a Contract?

This Contract is no longer available for new sales.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

How are Premium Payments applied to my Contract?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office

13

Union Security Insurance Company

together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Can I cancel my Contract after I purchase it?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

How is the value of my Contract calculated before the Annuity Commencement Date?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

Can I transfer from one Sub-Account to another?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

What is a Sub-Account Transfer?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

What Happens When I Request a Sub-Account Transfer?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

14

Union Security Insurance Company

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

What Restrictions Are There on My Ability to Make a Sub-Account Transfer?

First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes

Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes

Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes

Transfer $10,000 from a money market
Sub-Account to a growth Sub-Account and
then, before the end of that same Valuation
Day, transfer the same $10,000 from the
growth Sub-Account to an international
Sub-Account	No

Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•  Certain types of financial intermediaries may not be required to provide us with shareholder information.

•  "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•  A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•  Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as

15

Union Security Insurance Company

transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•  Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•  Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•  These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•  In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

Fixed Accumulation Feature Transfers — During each Contract Year during the Accumulation Period, you may make a transfer out of the Fixed Accumulation Feature to Sub-Accounts. The transfers must be for $500 or more. All transfer allocations must be in whole numbers (e.g.,1%). You may transfer 50% of your total amount in the Fixed Accumulation Feature, unless the balance is less than $1,000, then you may transfer the entire amount.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Accumulation Feature. After the Annuity Commencement Date, you may not make transfers from the Fixed Account Feature.

Charges and Fees

The following charges and fees are associated with the Contract:

The Contingent Deferred Sales Charge

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the

16

Union Security Insurance Company

Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%

The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:

•  Annual Withdrawal Amount — During the first five years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

•  Surrenders made from Premium Payments invested for more than five years — After the fifth Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than five years, and (b) 10% of Premium Payments made during the last five years and (c) all of your earnings.

Under the following situations, the Contingent Deferred Sales Charge is WAIVED:

•  Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your Registered Representative or us to determine if it is available for you.

•  For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

•  On or after the Annuitant's 110th birthday.

The following situations are NOT subject to a Contingent Deferred Sales Charge:

•  Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.

•  Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

•  For substantially equal periodic payments. We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

•  Upon cancellation during the Right to Cancel Period.

Mortality and Expense Risk Charge

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

17

Union Security Insurance Company

•  Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

Administrative Charge

This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of the Contract Values held in the Separate Account.

Annual Maintenance Fee

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $35 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.

When is the Annual Maintenance Fee Waived?

We will waive the Annual Maintenance Fee if your Contract Value is $25,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.

Premium Taxes

We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.

Charges Against the Funds

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.

Death Benefit

What is the Death Benefit and how is it calculated?

The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.

Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

If your Contract was issued with the Enhanced Death Benefit Rider after May 1, 1997, the Death Benefit is calculated as follows:

If death occurs before the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

•  The total Premium Payments you have made to us minus any partial Surrenders compounded annually at 3% capped at a maximum of 200% of total Premium Payments minus any partial Surrenders (the "Rollup Amount"); or

•  The Contract Value of your Contract; or

•  The Contract Value on the last five-year Contract Anniversary before death, minus any partial Surrenders since that anniversary.

If death occurs on or after the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

•  The Rollup Amount on the Contract Owner's 75th birthday plus any Premium Payments made since that birthday minus any partial Surrenders since that birthday; or

•  The Contract Value of your Contract; or

•  The Contract Value on the last five-year Contract Anniversary before the decedent reached age 75, minus any partial Surrenders since that anniversary.

If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the Death Benefit is calculated as follows:

•  The total Premium Payments you have made to us minus any partial Surrenders; or

•  The Contract Value of your Contract; or

•  The Contract Value on the last five-year Contract Anniversary before the earlier of the decedent's death or age 75, minus any partial Surrenders since that anniversary.

How is the Death Benefit paid?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death

18

Union Security Insurance Company

Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford's Safe Haven Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature or Personal Pension Account and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.

The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

There is a limit on the amount of the Death Benefit that we will pay that is in excess of the Contract Value. The excess payable by us upon the death of any one person on all annuity policies issued by Union Security will not be more than $500,000. If there are multiple annuity contracts providing a Death Benefit upon the death of an individual and the other contracts do not contain a similar limitation, the reduction of the death benefit by the amount of any such excess over $500,000 will be subtracted entirely from the death benefit payable under the Contract offered by this prospectus. If there are multiple contracts and the other contracts do contain a similar limitation, the death benefit on all of such contracts will be reduced, each being reduced by a proportionate amount of any such excess.

Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

What should the Beneficiary consider?

Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Any Surrenders by the spouse will be subject to the same Contingent Deferred Sales Charge applicable to the original Contract Owner. Spousal Contract Continuation will only apply one time for each Contract.

19

Union Security Insurance Company

Surrenders

What kinds of Surrenders are available?

Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

•  The partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and

•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

Both full and partial Surrenders are taken proportionally from the Sub-Accounts and the Fixed Accumulation Feature.

How do I request a Surrender?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•  your tax withholding amount or percentage, if any, and

•  your mailing address.

You may submit this form via facsimile.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

What should be considered about taxes?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 — If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.

More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2 ). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

20

Union Security Insurance Company

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.

Annuity Payouts

This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer four questions:

•  When do you want Annuity Payouts to begin?

•  Which Annuity Payout Option do you want to use?

•  How often do you want to receive Annuity Payouts?

•  Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. When do you want Annuity Payouts to begin?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday unless you elect a later date to begin receiving payments, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. Which Annuity Payout Option do you want to use?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

Life Annuity

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments Guaranteed for 10 or 20 Years

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

Joint and Full Survivor Annuity

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.

Joint and 1/2 Contingent Survivor Annuity

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. When one Annuitant dies, we will make Payouts equal to 1/2 the original payout to the other Annuitant until that second Annuitant dies.

We may offer other Annuity Payout Options.

•  You cannot Surrender your Contract once Annuity Payouts begin.

•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3. How often do you want the Payee to receive Annuity Payouts?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•  monthly,

•  quarterly,

21

Union Security Insurance Company

•  semiannually, or

•  annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

What is the Assumed Investment Return?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

4. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

•  the Annuity Payout Option chosen,

•  the Annuitant's attained age and gender (if applicable),

•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table, and,

•  the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893%.

Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more infomation on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

22

Union Security Insurance Company

Other Programs Available

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.

Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Appendix I for more information regarding the tax consequences associated with your Contract.

Static Asset Allocation Models

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•  Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•  Dollar Cost Averaging

We offer three dollar cost averaging programs:

•  DCA Plus

•  Fixed Amount DCA

•  Earnings/Interest DCA

Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs in addition to

23

Union Security Insurance Company

the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.

Asset Rebalancing — Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.

Other Program considerations

•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•  any Fund is liquidated — then your allocations will be directed to any available money market Fund.

You may always provide us with updated instructions following any of these events.

•  Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•  If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

•  Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

•  Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•  These Programs may be adversely affected by Fund trading policies.

24

Union Security Insurance Company

Other Information

Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

How Contracts Are Sold — Woodbury Financial Services ("WFS") serves as principal underwriter for the Contracts. WFS is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of Financial Industry Regulatory Authority (FINRA). The principal business address of WFS is 7755 3rd Street North, Oakdale, MN 55128.

Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with Woodbury. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

Additional Payments — In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (3) override payments and bonuses; (4) personnel education or training; (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (6) shareholder services, including sub-accounting and the preparation of account statements and other communications.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.

Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.

Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the

25

Union Security Insurance Company

purchase of this Contract over another variable annuity or another investment option. As of December 31, 2011, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:

AIG Advisors Group, Inc. (FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

For the fiscal year ended December 31, 2011, Additional Payments did not in the aggregate exceed approximately $375 thousand (excluding corporate-sponsorship related perquisites) or approximately 0.04% based on average assets.

Independent Registered Public Accounting Firm — The consolidated financial statements of Union Security Insurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

Legal Proceedings

Union Security is regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination, or investigation and although no assurances can be given, we do no believe that any pending matter will have a material adverse effect on our financial condition or results of operations.

As previously disclosed by the Parent, the Parent entered into a settlement on January 21, 2010 in connection with a complaint filed with the SEC regarding a finite reinsurance arrangement entered into by the Parent. The Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3.5 million and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.

More Information

You may call your Registered Representative if you have any questions or write or call us at the address below:

The Hartford Wealth Management — Individual Annuities
PO Box 14293
Lexington, KY 40512-4293

Telephone:  1-800-862-6668 (Contract Owners)
1-800-862-7155 (Registered Representatives)

Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly will not file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports.

Financial Statements

You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

In connection with another product, Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

Federal Tax Considerations

A. Introduction

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax

26

Union Security Insurance Company

consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. Taxation of the Company and the Separate Account

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans

Section 72 of the Code governs the taxation of annuities in general.

1.  Non-Natural Persons as Owners

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable

27

Union Security Insurance Company

year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:

•  A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•  A contract acquired by the estate of a decedent by reason of such decedent's death,

•  Certain contracts acquired with respect to tax-qualified retirement arrangements,

•  Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

2.  Other Contract Owners (Natural Persons).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

a.  Distributions Prior to the Annuity Commencement Date.

  i.  Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

  ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

  iii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

  iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

  v.  In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

  vi.  In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

b.  Distributions After Annuity Commencement Date.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total

28

Union Security Insurance Company

amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

  ii.  If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

  iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

c.  Aggregation of Two or More Annuity Contracts.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.  10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

  i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

  ii.  The 10% penalty tax will not apply to the following distributions:

1.  Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.  Distributions attributable to a taxpayer's becoming disabled.

4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

5.  Distributions made under certain annuities issued in connection with structured settlement agreements.

6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

29

Union Security Insurance Company

e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.  Required Distributions

  i.  Death of Contract Owner or Primary Annuitant

Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.  If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.  If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.  If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

  ii.  Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

  iii.  Spouse Beneficiary

If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

  iv.  Civil Union or Domestic Partner

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

g.  Addition of Rider or Material Change.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

h.  Partial Exchanges.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035

30

Union Security Insurance Company

if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

3.  Diversification Requirements.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

•  no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•  no more than 70% is represented by any two investments,

•  no more than 80% is represented by any three investments, and

•  no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

4.  Tax Ownership of the Assets in the Separate Account.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

31

Union Security Insurance Company

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. Federal Income Tax Withholding

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. General Provisions Affecting Qualified Retirement Plans

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract

32

Union Security Insurance Company

Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. Tax Disclosure Obligations

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

33

Union Security Insurance Company

Table of Contents to Statement of Additional Information

General Information

Safekeeping of Assets

Experts

Independent Registered Public Accounting Firm

Non-Participating

Misstatement of Age or Sex

Principal Underwriter

Performance Related Information

Total Return for all Sub-Accounts

Yield for Sub-Accounts

Money Market Sub-Accounts

Additional Materials

Performance Comparisons

Financial Statements

34

Union Security Insurance Company

Appendix I — Information Regarding Tax-Qualified Retirement Plans

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. Individual Retirement Annuities ("IRAs").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.  Traditional IRAs

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or

35

Union Security Insurance Company

securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

b.  SEP IRAs

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

c.  SIMPLE IRAs

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.  Roth IRAs

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under

36

Union Security Insurance Company

limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. Tax Sheltered Annuity under Section 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.  after the employee reaches age 59 1/2;

b.  upon the employee's separation from service;

c.  upon the employee's death or disability;

d.  in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.  as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the

37

Union Security Insurance Company

issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. Deferred Compensation Plans under Section 457 ("Section 457 Plans")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($17,000 for 2012). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. Taxation of Amounts Received from Qualified Plans

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. Penalty Taxes for Qualified Plans

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.  Penalty Taxes on Premature Distributions

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;

(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);

38

Union Security Insurance Company

(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(viii)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

(ix)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(x)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.  RMDs and 50% Penalty Tax

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)  the calendar year in which the individual attains age 70 1/2, or

(ii)  (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the

39

Union Security Insurance Company

actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. Tax Withholding for Qualified Plans

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. Rollover Distributions

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either —

a.  an RMD amount;

b.  one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.  any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover

40

Union Security Insurance Company

is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

41

Union Security Insurance Company

Appendix II — Accumulation Unit Values

(For an Accumulation Unit outstanding throughout the period)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Hartford Advisers HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.171	$3.770	$2.933	$4.349	$4.134	$3.785	$3.578	$3.495	$2.990	$3.515
Accumulation Unit Value at end of period	$4.192	$4.171	$3.770	$2.933	$4.349	$4.134	$3.785	$3.578	$3.495	$2.990
Number of Accumulation Units outstanding at end of period (in thousands)	16,820	19,741	22,898	27,246	34,969	43,112	54,079	68,934	81,330	94,001
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.221	$1.932	$1.344	$2.504	$2.173	$1.889	$1.657	$1.407	$1.000	—
Accumulation Unit Value at end of period	$1.941	$2.221	$1.932	$1.344	$2.504	$2.173	$1.889	$1.657	$1.407	—
Number of Accumulation Units outstanding at end of period (in thousands)	6,899	8,288	9,679	9,863	10,847	13,724	17,658	16,982	7,759	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.916	$21.255	$17.147	$27.706	$25.920	$23.363	$22.219	$20.774	$16.345	$21.989
Accumulation Unit Value at end of period	$23.867	$23.916	$21.255	$17.147	$27.706	$25.920	$23.363	$22.219	$20.774	$16.345
Number of Accumulation Units outstanding at end of period (in thousands)	1,239	1,416	1,662	1,976	2,437	3,043	3,891	4,813	5,637	6,228
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.584	$1.418	$1.153	$1.729	$1.619	$1.363	$1.302	—	—	—
Accumulation Unit Value at end of period	$1.583	$1.584	$1.418	$1.153	$1.729	$1.619	$1.363	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	5,359	5,774	5,855	6,071	6,659	5,090	1,400	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.316	$22.459	$16.783	$35.782	$29.003	$25.755	$25.446	$21.640	$16.178	$20.373
Accumulation Unit Value at end of period	$21.508	$25.316	$22.459	$16.783	$35.782	$29.003	$25.755	$25.446	$21.640	$16.178
Number of Accumulation Units outstanding at end of period (in thousands)	1,582	1,792	2,063	2,429	2,868	3,533	4,352	5,138	5,778	6,677
Hartford Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.373	$1.166	$0.880	$1.533	$1.330	$1.289	$1.228	—	—	—
Accumulation Unit Value at end of period	$1.233	$1.373	$1.166	$0.880	$1.533	$1.330	$1.289	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	694	739	448	716	782	561	390	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.987	$6.023	$4.711	$8.788	$6.870	$6.214	$5.416	$4.684	$3.302	$4.626
Accumulation Unit Value at end of period	$6.281	$6.987	$6.023	$4.711	$8.788	$6.870	$6.214	$5.416	$4.684	$3.302
Number of Accumulation Units outstanding at end of period (in thousands)	23,551	27,030	31,306	28,932	34,635	42,472	50,434	59,805	69,455	79,605
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.578	$17.085	$11.509	$15.602	$15.386	$14.028	$13.923	$13.139	$10.811	$11.763
Accumulation Unit Value at end of period	$20.222	$19.578	$17.085	$11.509	$15.602	$15.386	$14.028	$13.923	$13.139	$10.811
Number of Accumulation Units outstanding at end of period (in thousands)	634	725	797	816	1,055	1,295	1,637	2,065	2,513	2,493
Hartford Index HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.232	$16.990	$13.652	$22.003	$21.199	$18.611	$18.051	$16.574	$13.111	$17.136
Accumulation Unit Value at end of period	$19.318	$19.232	$16.990	$13.652	$22.003	$21.199	$18.611	$18.051	$16.574	$13.111
Number of Accumulation Units outstanding at end of period (in thousands)	1,804	2,090	2,401	2,836	3,541	4,530	5,811	7,360	8,787	9,974

42

Union Security Insurance Company

	As of December 31,
Sub-Account	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.325	$2.058	$1.563	$2.743	$2.182	$1.777	$1.572	$1.349	$1.000	—
Accumulation Unit Value at end of period	$1.973	$2.325	$2.058	$1.563	$2.743	$2.182	$1.777	$1.572	$1.349	—
Number of Accumulation Units outstanding at end of period (in thousands)	14,369	16,645	17,018	19,985	24,224	10,035	11,251	11,378	12,244	—
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.297	$10.271	—	—	—	—	—	—	—	—
Accumulation Unit Value at end of period	$11.094	$12.297	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	1,460	1,684	—	—	—	—	—	—	—	—
Hartford Money Market HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.800	$1.824	$1.848	$1.834	$1.771	$1.715	$1.690	$1.697	$1.707	$1.705
Accumulation Unit Value at end of period	$1.776	$1.800	$1.824	$1.848	$1.834	$1.771	$1.715	$1.690	$1.697	$1.707
Number of Accumulation Units outstanding at end of period (in thousands)	7,857	8,846	11,714	18,455	14,779	12,811	14,899	18,238	25,504	44,542
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.766	$12.700	$8.705	$16.602	$15.071	$13.606	$13.192	$11.850	$9.165	$10.685
Accumulation Unit Value at end of period	$15.378	$15.766	$12.700	$8.705	$16.602	$15.071	$13.606	$13.192	$11.850	$9.165
Number of Accumulation Units outstanding at end of period (in thousands)	677	750	873	997	1,315	1,602	1,954	2,295	2,546	2,645
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.711	$23.537	$17.621	$28.542	$29.473	$27.956	$25.523	$22.412	$15.138	$21.561
Accumulation Unit Value at end of period	$31.731	$31.711	$23.537	$17.621	$28.542	$29.473	$27.956	$25.523	$22.412	$15.138
Number of Accumulation Units outstanding at end of period (in thousands)	1,296	1,464	1,706	1,944	2,404	3,038	3,732	4,533	5,296	5,928
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.482	$1.309	$0.937	$1.670	$1.599	$1.413	$1.307	$1.271	$1.000	—
Accumulation Unit Value at end of period	$1.446	$1.482	$1.309	$0.937	$1.670	$1.599	$1.413	$1.307	$1.271	—
Number of Accumulation Units outstanding at end of period (in thousands)	1,965	2,402	2,646	3,315	4,052	5,104	6,259	7,359	6,313	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.149	$2.969	$2.616	$2.871	$2.780	$2.688	$2.660	$2.577	$2.422	$2.230
Accumulation Unit Value at end of period	$3.324	$3.149	$2.969	$2.616	$2.871	$2.780	$2.688	$2.660	$2.577	$2.422
Number of Accumulation Units outstanding at end of period (in thousands)	10,537	11,180	12,121	13,130	15,761	18,131	22,025	26,051	26,437	32,035
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.059	$24.471	$23.993	$24.477	$23.769	$23.162	$23.118	$22.957	$22.780	$20.852
Accumulation Unit Value at end of period	$25.928	$25.059	$24.471	$23.993	$24.477	$23.769	$23.162	$23.118	$22.957	$22.780
Number of Accumulation Units outstanding at end of period (in thousands)	986	1,165	1,393	1,617	1,836	2,198	2,823	3,656	5,096	7,079
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.320	$1.167	$0.951	$1.461	$1.359	$1.131	$1.081	—	—	—
Accumulation Unit Value at end of period	$1.277	$1.320	$1.167	$0.951	$1.461	$1.359	$1.131	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	16,590	19,160	1,078	1,373	1,705	1,540	194	—	—	—

43

To obtain a Statement of Additional Information, please complete the form below and mail to:

Union Security Insurance Company
c/o Hartford Life and Annuity Insurance Company

The Hartford Wealth Management — Individual Annuities
PO Box 14293
Lexington, KY 40512-4293

Please send a Statement of Additional Information for Opportunity Variable Annuity to me at the following address:

Name

Address

City/State  Zip Code

Part B

Statement of Additional Information
Union Security Insurance Company

Variable Account D

Opportunity Variable Annuity

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Union Security Insurance Company c/o The Hartford Wealth Management — Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293.

Date of Prospectus: May 1, 2012
Date of Statement of Additional Information: May 1, 2012

Table of Contents

General Information	2

Safekeeping of Assets	2

Experts	2

Independent Registered Public Accounting Firm	2

Non-Participating	2

Misstatement of Age or Sex	2

Principal Underwriter	2

Performance Related Information	2

Total Return for all Sub-Accounts	2

Yield for Sub-Accounts	3

Money Market Sub-Accounts	3

Additional Materials	3

Performance Comparisons	3

Financial Statements	SA-1

Union Security Insurance Company

General Information

Safekeeping of Assets

Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Woodbury Financial Services ("Woodbury Financial") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

Experts

The statements of assets and liabilities of Variable Account D of Union Security Insurance Company as of December 31, 2011, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated April 13, 2012, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Independent Registered Public Accounting Firm

The consolidated financial statements of Union Security Insurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

Non-Participating

The Contract is non-participating and we pay no dividends.

Misstatement of Age or Sex

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

Principal Underwriter

Woodbury Financial Services, Inc. ("Woodbury") serves as Principal Underwriter for the securities issued with respect to the Separate Account. Woodbury is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. Woodbury is ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of Woodbury is 500 Bielenberg Drive, Woodbury, MN 55125.

Woodbury Financial Services, Inc. ("Woodbury Financial"), the principal underwriter of the Contracts, and is a Minnesota corporation and a member of the Securities Investors Protection Corporation. Union Security paid a total of $229,949, $232,455 and $258,635 to Woodbury Financial for annuity contract distribution services during 2009, 2010 and 2011 respectively.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

Total Return for all Sub-Accounts

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

2

Union Security Insurance Company

The formula Union Security uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

Yield for Sub-Accounts

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

Money Market Sub-Accounts

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

Additional Materials

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

Performance Comparisons

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

3

Part A

OPPORTUNITY + VARIABLE ANNUITY

VARIABLE ACCOUNT D

ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108

ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
  1-800-862-7155 (REGISTERED REPRESENTATIVES)

This prospectus describes information you should know before you purchase the Opportunity + Variable Annuity. Please read it carefully before you purchase your variable annuity.

Opportunity + Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

✓  Flexible, because you may add Premium Payments at any time.

✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: Hartford HLS Funds.

You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

This Contract IS NOT:

t  A bank deposit or obligation

t  Federally insured

t  Endorsed by any bank or governmental agency

This Contract and its features are no longer available for sale.

PROSPECTUS DATED: MAY 1, 2012

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2012

Union Security Insurance Company

2

Union Security Insurance Company

Definitions

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.

Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.

Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.

Administrative Office: Our overnight mailing address is: The Hartford Wealth Management — Individual Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address will be: The Hartford Wealth Management — Individual Annuities, PO Box 14293, Lexington, KY 40512-4293.

Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.

Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

Annuity Calculation Date: The date we calculate the first Annuity Payout.

Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

Annuity Period: The time during which we make Annuity Payouts.

Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.

Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner of Annuitant.

Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

Contingent Deferred Sales Charge: The deferred sales charge that may apply when you make a full or partial Surrender.

Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus, including any joint Contract Owner(s). We do not capitalize "you" in the prospectus.

Contract Value: The total value of the Accounts on any Valuation Day.

Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

3

Union Security Insurance Company

Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.

Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

Fixed Accumulation Feature: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, this is defined as the "Fixed Account".

General Account: This account holds our company assets and any assets not allocated to a Separate Account.

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.

Payee: The person or party you designate to receive Annuity Payouts.

Premium Payment: Money sent to us to be invested in your Contract.

Premium Tax: A tax charged by a state or municipality on Premium Payments.

Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.

Required Minimum Distribution: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

Surrender: A complete or partial withdrawal from your Contract.

Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value (subject to rounding) is equal to the Contract Value minus any applicable charges.

Union Security: Union Security Insurance Company, the company that issued this Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

4

Union Security Insurance Company

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	5%
First Year (2)	5%
Second Year	5%
Third Year	5%
Fourth Year	5%
Fifth Year	5%
Sixth Year or later	0%
Charge for each 403(b) Contract Loan	$100

(1)  Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2)  Length of time from Premium Payment.

This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (3)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%

(3)  An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $25,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.

This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.33%	0.87%

5

Union Security Insurance Company

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$731
3 years	$1,289
5 years	$1,844
10 years	$2,843

(2)  If you annuitize at the end of the applicable time period:

1 year	$228
3 years	$759
5 years	$1,314
10 years	$2,813

(3)  If you do not Surrender your Contract:

1 year	$258
3 years	$789
5 years	$1,344
10 years	$2,843

Condensed Financial Information

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to Appendix III for information regarding Accumulation Unit Values.

6

Union Security Insurance Company

Highlights

What type of sales charge will I pay?

We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%

You won't be charged a Contingent Deferred Sales Charge on:

✓  The Annual Withdrawal Amount

✓  Premium Payments or earnings that have been in your Contract for more than five years

✓  Distributions made due to death

✓  Distributions under a program for substantially equal periodic payments

✓  Most payments we make to you as part of your Annuity Payout

Is there an Annual Maintenance Fee?

We deduct a $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $25,000.

What charges will I pay on an annual basis?

In addition to the Annual Maintenance Fee, you pay the following charges each year:

•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

•  Administrative Charge — This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of your Contract Value invested in the Sub-Accounts.

•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

Can I take out any of my money?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty. Surrenders may also be subject to a Contingent Deferred Sales Charge.

Will Union Security pay a Death Benefit?

There is a Death Benefit if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from all the Beneficiaries.

The Death Benefit is the greatest of:

•  The total Premium Payments you have made to us minus adjustments for partial Surrenders; or

•  The Contract Value of your Contract; or

•  The highest Anniversary Value before the earlier of the decedent's death or the Contract Owner's age 75.

See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.

What Annuity Payout Options are available?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and 1/2 Contingent Survivor Annuity, and Joint and Full Survivor Annuity. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments Guaranteed for 10 Years. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•  fixed dollar amount Automatic Annuity Payouts,

•  variable dollar amount Automatic Annuity Payouts, or

•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

7

Union Security Insurance Company

General Contract Information

Union Security Insurance Company

Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security Insurance Company. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.

All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

The Separate Account

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•  Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•  Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

•  Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

•  May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•  Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford HLS Series Fund II, Inc.

Hartford Growth Opportunities HLS Fund — Class IA	Seeks capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Small/Mid Cap Equity HLS Fund — Class IA	Seeks long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company***

Hartford SmallCap Growth HLS Fund — Class IA	Seeks long-term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford U.S. Government Securities HLS Fund — Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Series Fund, Inc.

Hartford Advisers HLS Fund — Class IA	Seeks long-term total return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

8

Union Security Insurance Company

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Capital Appreciation HLS Fund — Class IA	Seeks growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Disciplined Equity HLS Fund — Class IA	Seeks growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Dividend and Growth HLS Fund — Class IA	Seeks a high level of current income consistent with growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Global Growth HLS Fund — Class IA	Seeks growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Growth HLS Fund — Class IA	Seeks long-term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford High Yield HLS Fund — Class IA	Seeks to provide high current income, and long-term return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Index HLS Fund — Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company

Hartford International Opportunities HLS Fund — Class IA	Seeks long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford MidCap Value HLS Fund — Class IA†	Seeks long-term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Money Market HLS Fund — Class IA*	Maximum current income consistent with liquidity and preservation of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company

Hartford Stock HLS Fund — Class IA	Seeks long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Total Return Bond HLS Fund — Class IA	Seeks a competitive total return, with income as a secondary objective	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Value HLS Fund — Class IA	Seeks long-term total return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Fixed Accumulation Feature**	Preservation of capital	General Account

†  Closed to new and subsequent Premium Payments and transfers of Contract Value.

*  In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

**  The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to L-Share products.

***  Effective June 4, 2012, Wellington Management Company, LLP will replace Hartford Investment Management Company as the sub-advisor for the Fund.

9

Union Security Insurance Company

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.

Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•  Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

•  Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•  Arrange for the handling and tallying of proxies received from Contract Owners.

•  Vote all Fund shares attributable to your Contract according to instructions received from you, and

•  Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

10

Union Security Insurance Company

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2011, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, DWS Scudder Distributors, Inc, Federated Securities Corp, ING Fund Services, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2011, of the annual percentage of the average daily net assets (for instance, in 2011, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $85 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2011, revenue sharing and Rule 12b-1 fees did not exceed approximately $51,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

11

Union Security Insurance Company

Fixed Accumulation Feature

Important Information You Should Know: This portion of the Prospectus relating to the Fixed Accumulation Feature, which is called the Fixed Account in your Contract, is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors. The maximum allowed to be invested in the Fixed Accumulation Feature is $500,000. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account.

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State's minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guarantee of 3% for any given year.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

Dollar Cost Averaging Plus ("DCA Plus") Programs — You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.

Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

All Program payments, including any subsequent Program payment, must meet the Program minimum.

All Program payments, including any subsequent Program payment, must meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same

12

Union Security Insurance Company

length of time as your current Program and will allocate the subsequent Program payments to the same Sub-Accounts.

The DCA Plus program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets.

Hartford may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time.

We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.

We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

The Contract

Purchases and Contract Value

What types of Contracts are available?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•  Individual Retirement Annuities adopted according to Section 408 of the Code;

•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.

We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

How do I purchase a Contract?

This Contract is no longer available for new sales.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

How are Premium Payments applied to my Contract?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive

13

Union Security Insurance Company

your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Can I cancel my Contract after I purchase it?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

How is the value of my Contract calculated before the Annuity Commencement Date?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

Can I transfer from one Sub-Account to another?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

What is a Sub-Account Transfer?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

What Happens When I Request a Sub-Account Transfer?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

14

Union Security Insurance Company

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

What Restrictions Are There on My Ability to Make a Sub-Account Transfer?

First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes

Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes

Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes

Transfer $10,000 from a money market
Sub-Account to a growth Sub-Account and
then, before the end of that same Valuation
Day, transfer the same $10,000 from the
growth Sub-Account to an international
Sub-Account	No

Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•  Certain types of financial intermediaries may not be required to provide us with shareholder information.

•  "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•  A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

15

Union Security Insurance Company

•  Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•  Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•  Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•  These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•  In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

Fixed Accumulation Feature Transfers — During each Contract Year during the Accumulation Period, you may make a transfer out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer 50% of your total amount in the Fixed Accumulation Feature, unless the balance is less than $1,000, then you may transfer the entire amount.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Accumulation Feature. After the Annuity Commencement Date, you may not make transfers from the Fixed Account Feature.

Charges and Fees

The following charges and fees are associated with the Contract:

The Contingent Deferred Sales Charge

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

16

Union Security Insurance Company

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%

The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:

•  Annual Withdrawal Amount — During the first five years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

•  Surrenders made from Premium Payments invested for more than five years — After the fifth Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than five years, and (b) 10% of Premium Payments made during the last five years and (c) all of your earnings.

Under the following situations, the Contingent Deferred Sales Charge is WAIVED:

•  Upon eligible confinement as described in the Waiver of Sales Charge Rider — We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your Registered Representative or us to determine if it is available for you.

•  For Required Minimum Distributions — This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

•  On or after the Annuitant's 110th birthday.

The following situations are NOT subject to a Contingent Deferred Sales Charge:

•  Upon death of the Annuitant or Contract Owner — No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.

•  Upon Annuitization — The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

•  For substantially equal periodic payments — We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

•  Upon cancellation during the Right to Cancel Period.

Mortality and Expense Risk Charge

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living,

17

Union Security Insurance Company

regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•  Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

Administrative Charge

This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of the Contract Values held in the Separate Account.

Annual Maintenance Fee

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.

When is the Annual Maintenance Fee Waived?

We will waive the Annual Maintenance Fee if your Contract Value is $25,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.

Premium Taxes

We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality.and currently ranges from 0% – 3.5%.

Charges Against the Funds

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.

Death Benefit

What is the Death Benefit and how is it calculated?

The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.

Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

The Death Benefit is the greatest of:

•  The total Premium Payments you have made to us minus adjustments for partial Surrenders; or

•  The Contract Value of your Contract; or

•  The highest Anniversary Value before the earlier of the decedent's death or the Contract Owner's age 75.

Adjustments for partial Surrenders to total Premium Payments are calculated by:

•  Taking the amount of the partial Surrender and

•  Dividing that amount by the Contract Value immediately prior to the partial Surrender and

•  Multiplying that amount by all prior Premium Payments minus prior adjustments for partial Surrenders.

Adjustments for partial Surrenders to the highest Anniversary Value are calculated by:

•  Taking the amount of the partial Surrender and

•  Dividing that amount by the Contract Value immediately prior to the partial Surrender and

•  Multiplying that amount by an amount equal to the Contract Value on the highest Anniversary Value, plus Premium Payments made since that Anniversary, minus adjustments for partial Surrenders since that Anniversary.

How is the Death Benefit paid?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

18

Union Security Insurance Company

If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford's Safe Haven Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature or Personal Pension Account and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.

The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit invested in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

There is a limit on the amount of the Death Benefit that we will pay that is in excess of the Contract Value. The excess payable by us upon the death of any one person on all annuity policies issued by Union Security will not be more than $500,000. If there are multiple annuity contracts providing a Death Benefit upon the death of an individual and the other contracts do not contain a similar limitation, the reduction of the death benefit by the amount of any such excess over $500,000 will be subtracted entirely from the death benefit payable under the Contract offered by this prospectus. If there are multiple contracts and the other contracts do contain a similar limitation, the death benefit on all of such contracts will be reduced, each being reduced by a proportionate amount of any such excess.

Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

What should the Beneficiary consider?

Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Any Surrenders by the spouse will be subject to the same Contingent Deferred Sales Charge applicable to the original Contract Owner. Spousal Contract Continuation will only apply one time for each Contract.

Surrenders

What kinds of Surrenders are available?

Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

19

Union Security Insurance Company

Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

•  The partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and

•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

Both full and partial Surrenders are taken proportionally from the Sub-Accounts and the Fixed Accumulation Feature.

How do I request a Surrender?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•  your tax withholding amount or percentage, if any, and

•  your mailing address.

You may submit this form via facsimile.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

What should be considered about taxes?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 — If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.

More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.

20

Union Security Insurance Company

Annuity Payouts

This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer four questions:

•  When do you want Annuity Payouts to begin?

•  Which Annuity Payout Option do you want to use?

•  How often do you want to receive Annuity Payouts?

•  Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. When do you want Annuity Payouts to begin?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday unless you elect a later date to begin receiving payments, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. Which Annuity Payout Option do you want to use?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

Life Annuity

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments Guaranteed for 10 or 20 Years

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

Joint and Full Survivor Annuity

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies.

Joint and 1/2 Contingent Survivor Annuity

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. When one Annuitant dies, we will make Payouts equal to 1/2 the original payout to the Contract Owner until that second Annuitant dies.

We may offer other Annuity Payout Options.

•  You cannot Surrender your Contract once Annuity Payouts begin.

•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3. How often do you want the Payee to receive Annuity Payouts?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•  monthly,

•  quarterly,

•  semiannually, or

•  annually.

21

Union Security Insurance Company

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

What is the Assumed Investment Return?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

4. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

•  the Annuity Payout Option chosen,

•  the Annuitant's attained age and gender (if applicable),

•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,

•  the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

•  Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919%.

Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Accounts must comply with our Sub-Account transfer restriction policies. For more infomation on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

Other Programs Available

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of

22

Union Security Insurance Company

mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.

Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Appendix I for more information regarding the tax consequences associated with your Contract.

Static Asset Allocation Models

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•  Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•  Dollar Cost Averaging

We offer three dollar cost averaging programs:

•  DCA Plus

•  Fixed Amount DCA

•  Earnings/Interest DCA

Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The

23

Union Security Insurance Company

Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.

Other Program considerations

•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•  any Fund is liquidated — then your allocations will be directed to any available money market Fund.

You may always provide us with updated instructions following any of these events.

•  Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•  If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

•  Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

•  Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•  These Programs may be adversely affected by Fund trading policies.

Other Information

Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

24

Union Security Insurance Company

Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

How Contracts Are Sold — Woodbury Financial Services ("WFS") serves as principal underwriter for the Contracts. WFS is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of Financial Industry Regulatory Authority (FINRA). The principal business address of WFS is 7755 3rd Street North, Oakdale, MN 55128.

Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with Woodbury. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

Additional Payments — In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (4) override payments and bonuses; (5) personnel education or training; (6) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (7) shareholder services, including sub-accounting and the preparation of account statements and other communications.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.

Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.

Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. As of December 31, 2011, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:

AIG Advisors Group, Inc. (FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We

25

Union Security Insurance Company

assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

For the fiscal year ended December 31, 2011, Additional Payments did not in the aggregate exceed approximately $375 thousand (excluding corporate-sponsorship related perquisites) or approximately 0.04% based on average assets.

Independent Registered Public Accounting Firm — The consolidated financial statements of Union Security Insurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

Legal Proceedings

Union Security is regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination, or investigation and although no assurances can be given, we do no believe that any pending matter will have a material adverse effect on our financial condition or results of operations.

As previously disclosed by the Parent, the Parent entered into a settlement on January 21, 2010 in connection with a complaint filed with the SEC regarding a finite rein-surance arrangement entered into by the Parent. The Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3.5 million and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.

More Information

You may call your Registered Representative if you have any questions or write or call us at the address below:

The Hartford Wealth Management — Individual Annuities
PO Box 14293
Lexington, KY 40512-4293

Telephone:  1-800-862-6668 (Contract Owners)
1-800-862-7155 (Registered Representatives)

Financial Statements

You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

In connection with another product, Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

Federal Tax Considerations

A. Introduction

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

26

Union Security Insurance Company

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. Taxation of the Company and the Separate Account

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans

Section 72 of the Code governs the taxation of annuities in general.

1.  Non-Natural Persons as Owners

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:

•  A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•  A contract acquired by the estate of a decedent by reason of such decedent's death,

•  Certain contracts acquired with respect to tax-qualified retirement arrangements,

•  Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

27

Union Security Insurance Company

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

2.  Other Contract Owners (Natural Persons).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

a.  Distributions Prior to the Annuity Commencement Date.

  i.  Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

  ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

  iii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

  iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

  v.  In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

  vi.  In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

b.  Distributions After Annuity Commencement Date.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

  ii.  If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

  iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after

28

Union Security Insurance Company

any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

c.  Aggregation of Two or More Annuity Contracts.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.  10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

  i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

  ii.  The 10% penalty tax will not apply to the following distributions:

1.  Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.  Distributions attributable to a taxpayer's becoming disabled.

4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

5.  Distributions made under certain annuities issued in connection with structured settlement agreements.

6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.  Required Distributions

  i.  Death of Contract Owner or Primary Annuitant

Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.  If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.  If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

29

Union Security Insurance Company

3.  If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

  ii.  Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

  iii.  Spouse Beneficiary

If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

  iv.  Civil Union or Domestic Partner

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

g.  Addition of Rider or Material Change.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

h.  Partial Exchanges.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

3.  Diversification Requirements.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

•  no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•  no more than 70% is represented by any two investments,

30

Union Security Insurance Company

•  no more than 80% is represented by any three investments, and

•  no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

4.  Tax Ownership of the Assets in the Separate Account.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. Federal Income Tax Withholding

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual

31

Union Security Insurance Company

generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. General Provisions Affecting Qualified Retirement Plans

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. Tax Disclosure Obligations

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

32

Union Security Insurance Company

Table of Contents to Statement of Additional Information

Section

General Information

Safekeeping of Assets

Experts

Independent Registered Public Accounting Firm

Non-Participating

Misstatement of Age or Sex

Principal Underwriter

Performance Related Information

Total Return for all Sub-Accounts

Yield for Sub-Accounts

Money Market Sub-Accounts

Additional Materials

Performance Comparisons

Financial Statements

33

Union Security Insurance Company

Appendix I — Information Regarding Tax-Qualified Retirement Plans

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. Individual Retirement Annuities ("IRAs").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.  Traditional IRAs

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as

34

Union Security Insurance Company

indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

b.  SEP IRAs

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

c.  SIMPLE IRAs

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.  Roth IRAs

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject

35

Union Security Insurance Company

to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. Tax Sheltered Annuity under Section 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.  after the employee reaches age 59 1/2;

b.  upon the employee's separation from service;

c.  upon the employee's death or disability;

d.  in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.  as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with

36

Union Security Insurance Company

certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. Deferred Compensation Plans under Section 457 ("Section 457 Plans")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($17,000 for 2012). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. Taxation of Amounts Received from Qualified Plans

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. Penalty Taxes for Qualified Plans

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.  Penalty Taxes on Premature Distributions

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;

(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);

37

Union Security Insurance Company

(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(viii)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

(ix)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(x)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.  RMDs and 50% Penalty Tax

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)  the calendar year in which the individual attains age 70 1/2, or

(ii)  (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the

38

Union Security Insurance Company

actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. Tax Withholding for Qualified Plans

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. Rollover Distributions

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either —

a.  an RMD amount;

b.  one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.  any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of

39

Union Security Insurance Company

Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

40

Union Security Insurance Company

Appendix II — Accumulation Unit Values

(For an Accumulation Unit outstanding throughout the period)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Hartford Advisers HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.171	$3.770	$2.933	$4.349	$4.134	$3.785	$3.578	$3.495	$2.990	$3.515
Accumulation Unit Value at end of period	$4.192	$4.171	$3.770	$2.933	$4.349	$4.134	$3.785	$3.578	$3.495	$2.990
Number of Accumulation Units outstanding at end of period (in thousands)	16,820	19,741	22,898	27,246	34,969	43,112	54,079	68,934	81,330	94,001
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.221	$1.932	$1.344	$2.504	$2.173	$1.889	$1.657	$1.407	$1.000	—
Accumulation Unit Value at end of period	$1.941	$2.221	$1.932	$1.344	$2.504	$2.173	$1.889	$1.657	$1.407	—
Number of Accumulation Units outstanding at end of period (in thousands)	6,899	8,288	9,679	9,863	10,847	13,724	17,658	16,982	7,759	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.916	$21.255	$17.147	$27.706	$25.920	$23.363	$22.219	$20.774	$16.345	$21.989
Accumulation Unit Value at end of period	$23.867	$23.916	$21.255	$17.147	$27.706	$25.920	$23.363	$22.219	$20.774	$16.345
Number of Accumulation Units outstanding at end of period (in thousands)	1,239	1,416	1,662	1,976	2,437	3,043	3,891	4,813	5,637	6,228
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.584	$1.418	$1.153	$1.729	$1.619	$1.363	$1.302	—	—	—
Accumulation Unit Value at end of period	$1.583	$1.584	$1.418	$1.153	$1.729	$1.619	$1.363	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	5,359	5,774	5,855	6,071	6,659	5,090	1,400	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.316	$22.459	$16.783	$35.782	$29.003	$25.755	$25.446	$21.640	$16.178	$20.373
Accumulation Unit Value at end of period	$21.508	$25.316	$22.459	$16.783	$35.782	$29.003	$25.755	$25.446	$21.640	$16.178
Number of Accumulation Units outstanding at end of period (in thousands)	1,582	1,792	2,063	2,429	2,868	3,533	4,352	5,138	5,778	6,677
Hartford Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.373	$1.166	$0.880	$1.533	$1.330	$1.289	$1.228	—	—	—
Accumulation Unit Value at end of period	$1.233	$1.373	$1.166	$0.880	$1.533	$1.330	$1.289	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	694	739	448	716	782	561	390	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.987	$6.023	$4.711	$8.788	$6.870	$6.214	$5.416	$4.684	$3.302	$4.626
Accumulation Unit Value at end of period	$6.281	$6.987	$6.023	$4.711	$8.788	$6.870	$6.214	$5.416	$4.684	$3.302
Number of Accumulation Units outstanding at end of period (in thousands)	23,551	27,030	31,306	28,932	34,635	42,472	50,434	59,805	69,455	79,605
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.578	$17.085	$11.509	$15.602	$15.386	$14.028	$13.923	$13.139	$10.811	$11.763
Accumulation Unit Value at end of period	$20.222	$19.578	$17.085	$11.509	$15.602	$15.386	$14.028	$13.923	$13.139	$10.811
Number of Accumulation Units outstanding at end of period (in thousands)	634	725	797	816	1,055	1,295	1,637	2,065	2,513	2,493
Hartford Index HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.232	$16.990	$13.652	$22.003	$21.199	$18.611	$18.051	$16.574	$13.111	$17.136
Accumulation Unit Value at end of period	$19.318	$19.232	$16.990	$13.652	$22.003	$21.199	$18.611	$18.051	$16.574	$13.111
Number of Accumulation Units outstanding at end of period (in thousands)	1,804	2,090	2,401	2,836	3,541	4,530	5,811	7,360	8,787	9,974

41

Union Security Insurance Company

	As of December 31,
Sub-Account	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.325	$2.058	$1.563	$2.743	$2.182	$1.777	$1.572	$1.349	$1.000	—
Accumulation Unit Value at end of period	$1.973	$2.325	$2.058	$1.563	$2.743	$2.182	$1.777	$1.572	$1.349	—
Number of Accumulation Units outstanding at end of period (in thousands)	14,369	16,645	17,018	19,985	24,224	10,035	11,251	11,378	12,244	—
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.297	$10.271	—	—	—	—	—	—	—	—
Accumulation Unit Value at end of period	$11.094	$12.297	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	1,460	1,684	—	—	—	—	—	—	—	—
Hartford Money Market HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.800	$1.824	$1.848	$1.834	$1.771	$1.715	$1.690	$1.697	$1.707	$1.705
Accumulation Unit Value at end of period	$1.776	$1.800	$1.824	$1.848	$1.834	$1.771	$1.715	$1.690	$1.697	$1.707
Number of Accumulation Units outstanding at end of period (in thousands)	7,857	8,846	11,714	18,455	14,779	12,811	14,899	18,238	25,504	44,542
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.766	$12.700	$8.705	$16.602	$15.071	$13.606	$13.192	$11.850	$9.165	$10.685
Accumulation Unit Value at end of period	$15.378	$15.766	$12.700	$8.705	$16.602	$15.071	$13.606	$13.192	$11.850	$9.165
Number of Accumulation Units outstanding at end of period (in thousands)	677	750	873	997	1,315	1,602	1,954	2,295	2,546	2,645
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.711	$23.537	$17.621	$28.542	$29.473	$27.956	$25.523	$22.412	$15.138	$21.561
Accumulation Unit Value at end of period	$31.731	$31.711	$23.537	$17.621	$28.542	$29.473	$27.956	$25.523	$22.412	$15.138
Number of Accumulation Units outstanding at end of period (in thousands)	1,296	1,464	1,706	1,944	2,404	3,038	3,732	4,533	5,296	5,928
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.482	$1.309	$0.937	$1.670	$1.599	$1.413	$1.307	$1.271	$1.000	—
Accumulation Unit Value at end of period	$1.446	$1.482	$1.309	$0.937	$1.670	$1.599	$1.413	$1.307	$1.271	—
Number of Accumulation Units outstanding at end of period (in thousands)	1,965	2,402	2,646	3,315	4,052	5,104	6,259	7,359	6,313	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.149	$2.969	$2.616	$2.871	$2.780	$2.688	$2.660	$2.577	$2.422	$2.230
Accumulation Unit Value at end of period	$3.324	$3.149	$2.969	$2.616	$2.871	$2.780	$2.688	$2.660	$2.577	$2.422
Number of Accumulation Units outstanding at end of period (in thousands)	10,537	11,180	12,121	13,130	15,761	18,131	22,025	26,051	26,437	32,035
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.059	$24.471	$23.993	$24.477	$23.769	$23.162	$23.118	$22.957	$22.780	$20.852
Accumulation Unit Value at end of period	$25.928	$25.059	$24.471	$23.993	$24.477	$23.769	$23.162	$23.118	$22.957	$22.780
Number of Accumulation Units outstanding at end of period (in thousands)	986	1,165	1,393	1,617	1,836	2,198	2,823	3,656	5,096	7,079
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.320	$1.167	$0.951	$1.461	$1.359	$1.131	$1.081	—	—	—
Accumulation Unit Value at end of period	$1.277	$1.320	$1.167	$0.951	$1.461	$1.359	$1.131	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	16,590	19,160	1,078	1,373	1,705	1,540	194	—	—	—

42

To obtain a Statement of Additional Information, please complete the form below and mail to:

Union Security Insurance Company
c/o Hartford Life and Annuity Insurance Company

The Hartford Wealth Management — Individual Annuities
PO Box 14293
Lexington, KY 40512-4293

Please send a Statement of Additional Information for Opportunity + variable annuity to me at the following address:

Name

Address

City/State  Zip Code

Part B

Statement of Additional Information
Union Security Insurance Company

Variable Account D

Opportunity + Variable Annuity

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Union Security Insurance Company c/o The Hartford Wealth Management — Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293

Date of Prospectus: May 1, 2012
Date of Statement of Additional Information: May 1, 2012

Table of Contents

General Information	2

Safekeeping of Assets	2

Experts	2

Independent Registered Public Accounting Firm	2

Non-Participating	2

Misstatement of Age or Sex	2

Principal Underwriter	2

Performance Related Information	2

Total Return for all Sub-Accounts	2

Yield for Sub-Accounts	3

Money Market Sub-Accounts	3

Additional Materials	3

Performance Comparisons	3

Financial Statements	SA-1

Union Security Insurance Company

General Information

Safekeeping of Assets

Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Woodbury Financial Services ("Woodbury Financial") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

Experts

The statements of assets and liabilities of Variable Account D of Union Security Insurance Company as of December 31, 2011, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated April 13, 2012, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Independent Registered Public Accounting Firm

The consolidated financial statements of Union Security Insurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

Non-Participating

The Contract is non-participating and we pay no dividends.

Misstatement of Age or Sex

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

Principal Underwriter

Woodbury Financial Services, Inc. ("Woodbury Financial"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. Union Security paid a total of $229,949, $232,455 and $258,635 to Woodbury Financial for annuity contract distribution services during 2009, 2010 and 2011 respectively.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

Total Return for all Sub-Accounts

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

The formula Union Security uses to calculate standardized total return is P(1 + T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

2

Union Security Insurance Company

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

Yield for Sub-Accounts

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd + 1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

Money Market Sub-Accounts

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

Additional Materials

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

Performance Comparisons

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

3

Report of Independent Registered Public Accounting Firm

The Contract Owners of
Variable Account D of Union Security Insurance Company and the
Board of Directors of Hartford Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Variable Account D of Union Security Insurance Company (the "Account") as of December 31, 2011, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund managers; where replies were not received from the fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Variable Account D of Union Security Insurance Company as of December 31, 2011, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
April 13, 2012

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2011

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. International Growth Fund Sub-Account
Assets:
Investments:
Number of shares	74,268	35,945	27,501	88,220	40,699
Cost	$467,229	$272,365	$683,020	$2,212,403	$626,363
Market value	$483,484	$475,195	$414,718	$2,357,321	$1,073,242
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	12	12	10	172	97
Other assets	—	—	—	—	—
Total assets	483,496	475,207	414,728	2,357,493	1,073,339
Liabilities:
Due to Sponsor Company	12	12	10	172	97
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	4	—
Total liabilities	12	12	10	176	97
Net assets:
For contract liabilities	$483,484	$475,195	$414,718	$2,357,317	$1,073,242
Deferred contracts in the accumulation period:
Units owned by participants #	21,855	21,829	55,967	201,007	75,736
Minimum unit fair value # *	$21.942844	$20.606068	$7.034740	$11.086697	$14.109086
Maximum unit fair value # *	$21.942844	$20.606068	$7.034740	$18.994239	$14.109086
Contract liability	$479,558	$449,814	$393,717	$2,299,035	$1,068,560
Deferred contracts in the annuity period:
Units owned by participants #	179	1,232	2,985	5,211	332
Minimum unit fair value # *	$21.942844	$20.606068	$7.034740	$11.086697	$14.109086
Maximum unit fair value # *	$21.942844	$20.606068	$7.034740	$18.994239	$14.109086
Contract liability	$3,926	$25,381	$21,001	$58,282	$4,682

#  Rounded unit values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in the minimum and maximum unit fair value row.

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Money Market Portfolio Sub-Account	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Wells Fargo Advantage VT Omega Growth Fund Sub-Account	Federated Capital Appreciation Fund II Sub-Account
Assets:
Investments:
Number of shares	3,408,348	17,162	181,483	1,967,451
Cost	$3,408,348	$373,096	$3,432,278	$11,305,863
Market value	$3,408,348	$458,562	$4,079,737	$11,844,053
Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	84	11	492	646
Other assets	28	—	—	2
Total assets	3,408,460	458,573	4,080,229	11,844,701
Liabilities:
Due to Sponsor Company	84	11	492	646
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—
Total liabilities	84	11	492	646
Net assets:
For contract liabilities	$3,408,376	$458,562	$4,079,737	$11,844,055
Deferred contracts in the accumulation period:
Units owned by participants #	237,471	20,692	335,247	2,079,595
Minimum unit fair value # *	$14.309208	$21.405694	$11.745527	$5.603274
Maximum unit fair value # *	$14.309208	$21.405694	$11.745527	$10.612910
Contract liability	$3,398,024	$442,922	$3,937,656	$11,833,598
Deferred contracts in the annuity period:
Units owned by participants #	723	731	12,097	1,714
Minimum unit fair value # *	$14.309208	$21.405694	$11.745527	$5.603274
Maximum unit fair value # *	$14.309208	$21.405694	$11.745527	$10.612910
Contract liability	$10,352	$15,640	$142,081	$10,457

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2011

	Federated Fund for U.S. Government Securities Fund II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Prime Money Fund II Sub-Account	Federated Quality Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account (a)
Assets:
Investments:
Number of shares	211,887	501,763	2,070,502	147,295	1,151,696
Cost	$2,390,640	$3,626,474	$2,070,502	$1,604,035	$9,885,227
Market value	$2,470,601	$3,391,919	$2,070,502	$1,651,179	$10,618,641
Due from Sponsor Company	17	—	—	—	—
Receivable from fund shares sold	—	527	84	119	1,322
Other assets	—	—	—	—	—
Total assets	2,470,618	3,392,446	2,070,586	1,651,298	10,619,963
Liabilities:
Due to Sponsor Company	—	527	84	119	1,322
Payable for fund shares purchased	17	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	17	527	84	119	1,322
Net assets:
For contract liabilities	$2,470,601	$3,391,919	$2,070,502	$1,651,179	$10,618,641
Deferred contracts in the accumulation period:
Units owned by participants #	132,046	183,013	178,407	101,669	1,012,216
Minimum unit fair value # *	$15.705661	$17.249737	$8.080044	$16.093053	$10.336425
Maximum unit fair value # *	$20.366301	$24.867664	$11.735000	$16.468720	$17.943382
Contract liability	$2,244,259	$3,347,519	$2,070,502	$1,651,179	$10,602,562
Deferred contracts in the annuity period:
Units owned by participants #	11,114	1,785	—	—	1,377
Minimum unit fair value # *	$20.366301	$24.867664	$—	$—	$10.336425
Maximum unit fair value # *	$20.366301	$24.867664	$—	$—	$17.943382
Contract liability	$226,342	$44,400	$—	$—	$16,079

#  Rounded unit values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in the minimum and maximum unit fair value row.

The accompanying notes are an integral part of these financial statements.

	Federated Kaufmann Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Advisers HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account
Assets:
Investments:
Number of shares	455,077	80,286	3,971,819	3,556,568
Cost	$5,947,854	$600,856	$88,486,624	$41,552,513
Market value	$5,843,188	$433,547	$76,812,956	$41,373,186
Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	88	11	61,131	26,961
Other assets	—	—	7	1
Total assets	5,843,276	433,558	76,874,094	41,400,148
Liabilities:
Due to Sponsor Company	88	11	61,131	26,961
Payable for fund shares purchased	—	—	—	—
Other liabilities	1	—	—	—
Total liabilities	89	11	61,131	26,961
Net assets:
For contract liabilities	$5,843,187	$433,547	$76,812,963	$41,373,187
Deferred contracts in the accumulation period:
Units owned by participants #	585,543	23,458	17,319,886	10,945,291
Minimum unit fair value # *	$9.949692	$18.292018	$1.221833	$1.825436
Maximum unit fair value # *	$9.989583	$18.292018	$13.937500	$16.865749
Contract liability	$5,837,660	$429,101	$76,110,691	$41,239,314
Deferred contracts in the annuity period:
Units owned by participants #	555	243	167,534	40,277
Minimum unit fair value # *	$9.949692	$18.292018	$4.191814	$3.323782
Maximum unit fair value # *	$9.949692	$18.292018	$4.191814	$3.323782
Contract liability	$5,527	$4,446	$702,272	$133,873

(a)  Formerly Federated Capital Income Fund II. Change effective December 2, 2011.

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2011

	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account
Assets:
Investments:
Number of shares	441,571	562,549	2,813,776	2,872,386	97,817
Cost	$17,537,721	$12,417,045	$39,962,083	$31,061,210	$1,168,394
Market value	$16,425,047	$10,877,640	$37,837,843	$33,847,936	$1,068,305
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	30,566	15,109	81,342	24,607	85
Other assets	6	1	—	1	—
Total assets	16,455,619	10,892,750	37,919,185	33,872,544	1,068,390
Liabilities:
Due to Sponsor Company	30,566	15,109	81,342	24,607	85
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	1	—	—
Total liabilities	30,566	15,109	81,343	24,607	85
Net assets:
For contract liabilities	$16,425,053	$10,877,641	$37,837,842	$33,847,937	$1,068,305
Deferred contracts in the accumulation period:
Units owned by participants #	8,509,568	6,628,823	1,935,126	1,616,808	872,275
Minimum unit fair value # *	$1.856089	$1.457501	$8.384589	$6.697516	$1.174510
Maximum unit fair value # *	$1.958237	$3.841324	$21.507708	$23.867165	$1.244686
Contract liability	$16,406,577	$10,874,582	$37,523,905	$33,619,842	$1,065,689
Deferred contracts in the annuity period:
Units owned by participants #	9,519	1,932	15,253	9,557	2,121
Minimum unit fair value # *	$1.940836	$1.582945	$17.191406	$23.867165	$1.233327
Maximum unit fair value # *	$1.940836	$1.582945	$21.507708	$23.867165	$1.233327
Contract liability	$18,476	$3,059	$313,937	$228,095	$2,616

#  Rounded unit values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in the minimum and maximum unit fair value row.

The accompanying notes are an integral part of these financial statements.

	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Assets:
Investments:
Number of shares	6,917,618	1,705,634	1,504,679	3,037,345
Cost	$145,614,122	$15,934,494	$45,296,315	$39,313,255
Market value	$163,030,132	$14,844,025	$39,423,737	$32,546,159
Due from Sponsor Company	—	34,518	—	13,114
Receivable from fund shares sold	131,644	—	129,449	—
Other assets	—	—	—	—
Total assets	163,161,776	14,878,543	39,553,186	32,559,273
Liabilities:
Due to Sponsor Company	131,657	—	129,449	—
Payable for fund shares purchased	—	34,518	—	13,114
Other liabilities	31	—	3	13
Total liabilities	131,688	34,518	129,452	13,127
Net assets:
For contract liabilities	$163,030,088	$14,844,025	$39,423,734	$32,546,146
Deferred contracts in the accumulation period:
Units owned by participants #	24,419,256	766,224	2,189,184	16,537,620
Minimum unit fair value # *	$1.425559	$15.195206	$4.744019	$1.886946
Maximum unit fair value # *	$30.156593	$20.221944	$19.317979	$2.003121
Contract liability	$161,937,263	$14,834,402	$39,202,248	$32,470,220
Deferred contracts in the annuity period:
Units owned by participants #	155,078	476	11,485	38,480
Minimum unit fair value # *	$6.281272	$20.221944	$19.111340	$1.973119
Maximum unit fair value # *	$30.156593	$20.221944	$19.317979	$1.973119
Contract liability	$1,092,825	$9,623	$221,486	$75,926

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2011

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Assets:
Investments:
Number of shares	1,501,881	2,084,485	18,219,650	2,078,625	107,492
Cost	$15,706,865	$17,973,965	$18,219,650	$31,225,067	$3,749,388
Market value	$13,413,584	$19,673,422	$18,219,650	$45,049,494	$4,294,099
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	4,896	63,858	7,220	39,402	3,893
Other assets	—	—	—	—	2
Total assets	13,418,480	19,737,280	18,226,870	45,088,896	4,297,994
Liabilities:
Due to Sponsor Company	4,896	63,858	7,220	39,402	3,893
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	4	1	—
Total liabilities	4,896	63,858	7,224	39,403	3,893
Net assets:
For contract liabilities	$13,413,584	$19,673,422	$18,219,646	$45,049,493	$4,294,101
Deferred contracts in the accumulation period:
Units owned by participants #	867,477	1,773,747	8,761,638	1,544,959	3,011,408
Minimum unit fair value # *	$15.377898	$11.009718	$1.157377	$14.784776	$1.383043
Maximum unit fair value # *	$15.763236	$11.110693	$13.693705	$31.730671	$10.363229
Contract liability	$13,410,996	$19,656,110	$18,177,543	$44,907,128	$4,292,106
Deferred contracts in the annuity period:
Units owned by participants #	168	1,561	16,526	4,487	1,380
Minimum unit fair value # *	$15.377898	$11.093801	$1.775772	$31.730671	$1.446211
Maximum unit fair value # *	$15.377898	$11.093801	$13.693705	$31.730671	$1.446211
Contract liability	$2,588	$17,312	$42,103	$142,365	$1,995

#  Rounded unit values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in the minimum and maximum unit fair value row.

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account
Assets:
Investments:
Number of shares	2,909,232	2,373,612	22,330	22,792
Cost	$30,726,728	$24,133,997	$328,948	$463,456
Market value	$31,058,242	$24,613,025	$402,161	$442,855
Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	50,712	87,962	10	11
Other assets	1	—	—	—
Total assets	31,108,955	24,700,987	402,171	442,866
Liabilities:
Due to Sponsor Company	50,712	87,962	11	6
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	2	—	23
Total liabilities	50,712	87,964	11	29
Net assets:
For contract liabilities	$31,058,243	$24,613,023	$402,160	$442,837
Deferred contracts in the accumulation period:
Units owned by participants #	1,345,649	19,375,689	25,623	35,893
Minimum unit fair value # *	$13.623379	$1.207475	$15.695341	$12.337739
Maximum unit fair value # *	$25.928323	$1.301127	$15.695341	$12.337739
Contract liability	$30,565,672	$24,569,876	$402,160	$442,837
Deferred contracts in the annuity period:
Units owned by participants #	18,997	33,793	—	—
Minimum unit fair value # *	$25.928323	$1.276816	$—	$—
Maximum unit fair value # *	$25.928323	$1.276816	$—	$—
Contract liability	$492,571	$43,147	$—	$—

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2011

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Series Sub-Account	MFS® High Income Series Sub-Account	MFS® Strategic Income Series Sub-Account
Assets:
Investments:
Number of shares	28,002	56,246	78,456	150,238	27,686
Cost	$455,876	$687,922	$1,207,692	$1,296,230	$285,017
Market value	$486,393	$852,692	$1,926,884	$1,245,473	$277,968
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	12	21	125	4,542	7
Other assets	—	—	—	—	—
Total assets	486,405	852,713	1,927,009	1,250,015	277,975
Liabilities:
Due to Sponsor Company	12	21	125	4,542	7
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	1	2	—	—
Total liabilities	12	22	127	4,542	7
Net assets:
For contract liabilities	$486,393	$852,691	$1,926,882	$1,245,473	$277,968
Deferred contracts in the accumulation period:
Units owned by participants #	20,879	59,437	141,305	76,287	13,620
Minimum unit fair value # *	$23.296175	$14.341716	$12.105043	$15.096130	$20.360842
Maximum unit fair value # *	$23.296175	$14.341716	$22.600384	$22.101321	$20.360842
Contract liability	$486,393	$852,429	$1,918,240	$1,224,134	$277,308
Deferred contracts in the annuity period:
Units owned by participants #	—	18	714	1,414	32
Minimum unit fair value # *	$—	$14.341716	$12.105043	$15.096130	$20.360842
Maximum unit fair value # *	$—	$14.341716	$12.105043	$15.096130	$20.360842
Contract liability	$—	$262	$8,642	$21,339	$660

#  Rounded unit values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in the minimum and maximum unit fair value row.

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	DWS International VIP Sub-Account
Assets:
Investments:
Number of shares	51,228	98,146	24,118	115,657
Cost	$612,792	$1,434,899	$486,084	$917,854
Market value	$552,753	$980,478	$481,385	$779,526
Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	14	24	12	135
Other assets	—	—	2	—
Total assets	552,767	980,502	481,399	779,661
Liabilities:
Due to Sponsor Company	14	24	12	135
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—
Total liabilities	14	24	12	135
Net assets:
For contract liabilities	$552,753	$980,478	$481,387	$779,526
Deferred contracts in the accumulation period:
Units owned by participants #	36,345	56,693	40,659	54,605
Minimum unit fair value # *	$15.134949	$17.263946	$11.839666	$13.776911
Maximum unit fair value # *	$15.134949	$17.263946	$11.839666	$13.776911
Contract liability	$550,085	$978,748	$481,387	$752,288
Deferred contracts in the annuity period:
Units owned by participants #	176	100	—	1,977
Minimum unit fair value # *	$15.134949	$17.263946	$—	$13.776911
Maximum unit fair value # *	$15.134949	$17.263946	$—	$13.776911
Contract liability	$2,668	$1,730	$—	$27,238

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2011

	Pioneer Growth Opportunities VCT Portfolio Sub-Account	Van Eck VIP Global Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Index Asset Allocation Fund Sub-Account	Wells Fargo Advantage VT Total Return Bond Fund Sub-Account
Assets:
Investments:
Number of shares	40,471	22,753	69,756	120,778	397,327
Cost	$809,416	$244,137	$1,227,470	$1,434,755	$4,048,763
Market value	$910,188	$266,435	$2,144,989	$1,460,201	$4,187,828
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	22	7	53	112	23,347
Other assets	—	—	—	—	46
Total assets	910,210	266,442	2,145,042	1,460,313	4,211,221
Liabilities:
Due to Sponsor Company	22	8	52	112	23,347
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	1	1	—
Total liabilities	22	8	53	113	23,347
Net assets:
For contract liabilities	$910,188	$266,434	$2,144,989	$1,460,200	$4,187,874
Deferred contracts in the accumulation period:
Units owned by participants #	41,402	11,735	63,670	119,310	175,691
Minimum unit fair value # *	$21.958676	$22.186122	$33.689418	$12.107067	$23.123450
Maximum unit fair value # *	$21.958676	$22.186122	$33.689418	$12.107067	$23.123450
Contract liability	$909,123	$260,344	$2,144,989	$1,444,490	$4,062,578
Deferred contracts in the annuity period:
Units owned by participants #	48	275	—	1,298	5,419
Minimum unit fair value # *	$21.958676	$22.186122	$—	$12.107067	$23.123450
Maximum unit fair value # *	$21.958676	$22.186122	$—	$12.107067	$23.123450
Contract liability	$1,065	$6,090	$—	$15,710	$125,296

#  Rounded unit values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in the minimum and maximum unit fair value row.

The accompanying notes are an integral part of these financial statements.

	Wells Fargo Advantage VT Intrinsic Value Fund Sub-Account	Wells Fargo Advantage VT International Equity Fund Sub-Account	Wells Fargo Advantage VT Small Cap Growth Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account	Wells Fargo Advantage VT Opportunity Fund Sub-Account (b)(c)
Assets:
Investments:
Number of shares	771,827	16,700	225,605	26,355	6,670
Cost	$11,994,189	$79,634	$1,518,324	$352,116	$110,189
Market value	$9,586,089	$79,824	$1,732,649	$563,208	$115,918
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	6,438	6	238	14	9
Other assets	1	—	—	—	—
Total assets	9,592,528	79,830	1,732,887	563,222	115,927
Liabilities:
Due to Sponsor Company	6,438	6	238	14	9
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	1	3	—
Total liabilities	6,438	6	239	17	9
Net assets:
For contract liabilities	$9,586,090	$79,824	$1,732,648	$563,205	$115,918
Deferred contracts in the accumulation period:
Units owned by participants #	552,763	7,625	94,415	19,058	11,186
Minimum unit fair value # *	$16.660211	$10.468544	$17.971076	$29.471008	$10.363058
Maximum unit fair value # *	$16.660211	$10.468544	$17.971076	$29.471008	$10.363058
Contract liability	$9,209,154	$79,824	$1,696,734	$561,671	$115,918
Deferred contracts in the annuity period:
Units owned by participants #	22,625	—	1,998	52	—
Minimum unit fair value # *	$16.660211	$—	$17.971076	$29.471008	$—
Maximum unit fair value # *	$16.660211	$—	$17.971076	$29.471008	$—
Contract liability	$376,936	$—	$35,914	$1,534	$—

(b)  Funded as of August 26, 2011.

(c)  Effective August 29, 2011 Wells Fargo Advantage VT Core Equity Fund merged with Wells Fargo Advantage VT Opportunity Fund.

Variable Account D

Union Security Insurance Company
Statements of Operations
For the Year Ended December 31, 2011

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. International Growth Fund Sub-Account
Investment income:
Dividends	$9,953	$—	$12,795	$24,407	$19,461
Expenses:
Administrative charges	—	—	—	—	(1,847)
Mortality and expense risk charges	(2,416)	(2,486)	(2,244)	(34,962)	(15,391)
Total expenses	(2,416)	(2,486)	(2,244)	(34,962)	(17,238)
Net investment income (loss)	7,537	(2,486)	10,551	(10,555)	2,223
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,047	31,383	(90,741)	47,635	52,104
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	13,678	(64,076)	6,384	(58,528)	(155,533)
Net gain (loss) on investments	18,725	(32,693)	(84,357)	(10,893)	(103,429)
Net increase (decrease) in net assets resulting from operations	$26,262	$(35,179)	$(73,806)	$(21,448)	$(101,206)

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Money Market Portfolio Sub-Account	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Wells Fargo Advantage VT Omega Growth Fund Sub-Account	Federated Capital Appreciation Fund II Sub-Account
Investment income:
Dividends	$360	$1,739	$—	$100,699
Expenses:
Administrative charges	—	—	—	(13,382)
Mortality and expense risk charges	(16,187)	(2,374)	(63,791)	(161,919)
Total expenses	(16,187)	(2,374)	(63,791)	(175,301)
Net investment income (loss)	(15,827)	(635)	(63,791)	(74,602)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	27,944	74,537	144,090
Net realized gain on distributions	—	—	39,952	—
Net unrealized appreciation (depreciation) of investments during the year	—	(47,616)	(357,515)	(971,189)
Net gain (loss) on investments	—	(19,672)	(243,026)	(827,099)
Net increase (decrease) in net assets resulting from operations	$(15,827)	$(20,307)	$(306,817)	$(901,701)

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2011

	Federated Fund for U.S. Government Securities Fund II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Prime Money Fund II Sub-Account	Federated Quality Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account (a)
Investment income:
Dividends	$119,539	$335,617	$—	$91,507	$463,316
Expenses:
Administrative charges	(1,708)	(3,052)	(2,337)	(1,720)	(11,405)
Mortality and expense risk charges	(25,772)	(40,276)	(27,815)	(21,055)	(138,535)
Total expenses	(27,480)	(43,328)	(30,152)	(22,775)	(149,940)
Net investment income (loss)	92,059	292,289	(30,152)	68,732	313,376
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,012)	(24,225)	—	9,434	134,521
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	28,642	(124,003)	—	(59,414)	(58,163)
Net gain (loss) on investments	25,630	(148,228)	—	(49,980)	76,358
Net increase (decrease) in net assets resulting from operations	$117,689	$144,061	$(30,152)	$18,752	$389,734

The accompanying notes are an integral part of these financial statements.

	Federated Kaufmann Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Advisers HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account
Investment income:
Dividends	$79,022	$1,517	$1,333,498	$88,525
Expenses:
Administrative charges	—	—	(83,790)	(41,790)
Mortality and expense risk charges	(92,498)	(2,465)	(1,071,143)	(542,431)
Total expenses	(92,498)	(2,465)	(1,154,933)	(584,221)
Net investment income (loss)	(13,476)	(948)	178,565	(495,696)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	86,628	17,193	(1,854,081)	(112,728)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(1,130,590)	(147,129)	2,115,387	2,816,294
Net gain (loss) on investments	(1,043,962)	(129,936)	261,306	2,703,566
Net increase (decrease) in net assets resulting from operations	$(1,057,438)	$(130,884)	$439,871	$2,207,870

(a)  Formerly Federated Capital Income Fund II. Change effective December 2, 2011.

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2011

	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account
Investment income:
Dividends	$143,927	$230,223	$15,955	$413,780	$1,985
Expenses:
Administrative charges	—	(96)	(46,719)	(37,162)	—
Mortality and expense risk charges	(286,735)	(163,178)	(587,832)	(482,468)	(17,969)
Total expenses	(286,735)	(163,274)	(634,551)	(519,630)	(17,969)
Net investment income (loss)	(142,808)	66,949	(618,596)	(105,850)	(15,984)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(579,843)	(121,872)	466,634	575,297	(377)
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(1,835,340)	49,377	(6,717,735)	(459,671)	(108,324)
Net gain (loss) on investments	(2,415,183)	(72,495)	(6,251,101)	115,626	(108,701)
Net increase (decrease) in net assets resulting from operations	$(2,557,991)	$(5,546)	$(6,869,697)	$9,776	$(124,685)

The accompanying notes are an integral part of these financial statements.

	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Investment income:
Dividends	$—	$1,363,964	$700,914	$17,467
Expenses:
Administrative charges	(197,043)	(16,175)	(41,672)	(46)
Mortality and expense risk charges	(2,487,694)	(210,913)	(537,349)	(554,186)
Total expenses	(2,684,737)	(227,088)	(579,021)	(554,232)
Net investment income (loss)	(2,684,737)	1,136,876	121,893	(536,765)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,413,257	466,819	(749,737)	(3,017,737)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(21,810,188)	(1,078,568)	919,158	(2,503,467)
Net gain (loss) on investments	(15,396,931)	(611,749)	169,421	(5,521,204)
Net increase (decrease) in net assets resulting from operations	$(18,081,668)	$525,127	$291,314	$(6,057,969)

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2011

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Investment income:
Dividends	$—	$2,298	$—	$—	$62,153
Expenses:
Administrative charges	(14,961)	—	(19,705)	(49,997)	—
Mortality and expense risk charges	(200,728)	(327,417)	(252,215)	(641,174)	(72,217)
Total expenses	(215,689)	(327,417)	(271,920)	(691,171)	(72,217)
Net investment income (loss)	(215,689)	(325,119)	(271,920)	(691,171)	(10,064)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(13,673)	701,148	—	2,382,961	157,256
Net realized gain on distributions	1,079,738	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(1,231,236)	(2,606,322)	—	(1,376,028)	(252,681)
Net gain (loss) on investments	(165,171)	(1,905,174)	—	1,006,933	(95,425)
Net increase (decrease) in net assets resulting from operations	$(380,860)	$(2,230,293)	$(271,920)	$315,762	$(105,489)

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account
Investment income:
Dividends	$866,127	$447,527	$5,416	$2,659
Expenses:
Administrative charges	(33,459)	(55)	—	—
Mortality and expense risk charges	(431,397)	(385,955)	(2,336)	(2,416)
Total expenses	(464,856)	(386,010)	(2,336)	(2,416)
Net investment income (loss)	401,271	61,517	3,080	243
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,090	275,320	14,085	36,864
Net realized gain on distributions	—	—	15,995	—
Net unrealized appreciation (depreciation) of investments during the year	686,794	(1,245,843)	(138,478)	(73,916)
Net gain (loss) on investments	688,884	(970,523)	(108,398)	(37,052)
Net increase (decrease) in net assets resulting from operations	$1,090,155	$(909,006)	$(105,318)	$(36,809)

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2011

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Series Sub-Account	MFS® High Income Series Sub-Account	MFS® Strategic Income Series Sub-Account
Investment income:
Dividends	$—	$1,742	$3,965	$113,358	$13,307
Expenses:
Administrative charges	—	—	(2,404)	(1,607)	—
Mortality and expense risk charges	(2,403)	(4,305)	(22,216)	(14,444)	(1,061)
Total expenses	(2,403)	(4,305)	(24,620)	(16,051)	(1,061)
Net investment income (loss)	(2,403)	(2,563)	(20,655)	97,307	12,246
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	19,195	27,346	134,518	19,332	430
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(2,703)	(71,979)	(137,535)	(79,921)	(3,016)
Net gain (loss) on investments	16,492	(44,633)	(3,017)	(60,589)	(2,586)
Net increase (decrease) in net assets resulting from operations	$14,089	$(47,196)	$(23,672)	$36,718	$9,660

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	DWS International VIP Sub-Account
Investment income:
Dividends	$14,916	$—	$7,965	$17,669
Expenses:
Administrative charges	—	—	—	(1,452)
Mortality and expense risk charges	(1,919)	(5,031)	(2,293)	(12,099)
Total expenses	(1,919)	(5,031)	(2,293)	(13,551)
Net investment income (loss)	12,997	(5,031)	5,672	4,118
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(483)	47,846	(727)	(11,106)
Net realized gain on distributions	—	—	28,656	—
Net unrealized appreciation (depreciation) of investments during the year	(12,718)	(162,860)	(58,652)	(174,816)
Net gain (loss) on investments	(13,201)	(115,014)	(30,723)	(185,922)
Net increase (decrease) in net assets resulting from operations	$(204)	$(120,045)	$(25,051)	$(181,804)

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2011

	Pioneer Growth Opportunities VCT Portfolio Sub-Account	Van Eck VIP Global Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Index Asset Allocation Fund Sub-Account	Wells Fargo Advantage VT Total Return Bond Fund Sub-Account
Investment income:
Dividends	$—	$24,625	$32,903	$46,626	$119,198
Expenses:
Administrative charges	—	—	—	(2,310)	(6,645)
Mortality and expense risk charges	(4,507)	(1,319)	(11,596)	(19,246)	(55,374)
Total expenses	(4,507)	(1,319)	(11,596)	(21,556)	(62,019)
Net investment income (loss)	(4,507)	23,306	21,307	25,070	57,179
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11,386	(1,293)	74,911	(2,287)	21,582
Net realized gain on distributions	—	6,278	35,231	—	172,791
Net unrealized appreciation (depreciation) of investments during the year	(34,099)	(8,200)	(558,098)	47,140	37,244
Net gain (loss) on investments	(22,713)	(3,215)	(447,956)	44,853	231,617
Net increase (decrease) in net assets resulting from operations	$(27,220)	$20,091	$(426,649)	$69,923	$288,796

The accompanying notes are an integral part of these financial statements.

	Wells Fargo Advantage VT Intrinsic Value Fund Sub-Account	Wells Fargo Advantage VT International Equity Fund Sub-Account	Wells Fargo Advantage VT Small Cap Growth Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account	Wells Fargo Advantage VT Opportunity Fund Sub-Account (b)(c)
Investment income:
Dividends	$58,015	$161	$—	$—	$930
Expenses:
Administrative charges	(16,348)	—	(2,771)	—	—
Mortality and expense risk charges	(136,231)	(1,250)	(23,091)	(2,551)	(1,765)
Total expenses	(152,579)	(1,250)	(25,862)	(2,551)	(1,765)
Net investment income (loss)	(94,564)	(1,089)	(25,862)	(2,551)	(835)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(355,933)	(49)	21,347	44,797	(22,162)
Net realized gain on distributions	—	4,000	—	—	31,312
Net unrealized appreciation (depreciation) of investments during the year	111,720	(15,935)	(108,960)	(33,855)	(18,046)
Net gain (loss) on investments	(244,213)	(11,984)	(87,613)	10,942	(8,896)
Net increase (decrease) in net assets resulting from operations	$(338,777)	$(13,073)	$(113,475)	$8,391	$(9,731)

(b)  Funded as of August 26, 2011.

(c)  Effective August 29, 2011 Wells Fargo Advantage VT Core Equity Fund merged with Wells Fargo Advantage VT Opportunity Fund.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. International Growth Fund Sub-Account
Operations:
Net investment income (loss)	$7,537	$(2,486)	$10,551	$(10,555)	$2,223
Net realized gain (loss) on security transactions	5,047	31,383	(90,741)	47,635	52,104
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	13,678	(64,076)	6,384	(58,528)	(155,533)
Net increase (decrease) in net assets resulting from operations	26,262	(35,179)	(73,806)	(21,448)	(101,206)
Unit transactions:
Purchases	—	101	319	2,105	600
Net transfers	(154,776)	8,824	(65,122)	(38,138)	14,740
Surrenders for benefit payments and fees	(8,019)	(125,880)	(176,614)	(358,106)	(129,142)
Other	—	—	—	(3)	25
Death benefits	—	(7,414)	(3,741)	(29,374)	(11,855)
Net annuity transactions	(354)	25,480	20,138	(2,680)	592
Net increase (decrease) in net assets resulting from unit transactions	(163,149)	(98,889)	(225,020)	(426,196)	(125,040)
Net increase (decrease) in net assets	(136,887)	(134,068)	(298,826)	(447,644)	(226,246)
Net assets:
Beginning of year	620,371	609,263	713,544	2,804,961	1,299,488
End of year	$483,484	$475,195	$414,718	$2,357,317	$1,073,242

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Money Market Portfolio Sub-Account	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Wells Fargo Advantage VT Omega Growth Fund Sub-Account	Federated Capital Appreciation Fund II Sub-Account
Operations:
Net investment income (loss)	$(15,827)	$(635)	$(63,791)	$(74,602)
Net realized gain (loss) on security transactions	—	27,944	74,537	144,090
Net realized gain on distributions	—	—	39,952	—
Net unrealized appreciation (depreciation) of investments during the year	—	(47,616)	(357,515)	(971,189)
Net increase (decrease) in net assets resulting from operations	(15,827)	(20,307)	(306,817)	(901,701)
Unit transactions:
Purchases	600	399	18,045	1,731
Net transfers	788,598	(27,184)	(25,496)	(589,256)
Surrenders for benefit payments and fees	(963,207)	(38,864)	(323,780)	(1,518,213)
Other	(7)	—	28	75
Death benefits	(46,172)	(65,153)	(72,682)	(509,061)
Net annuity transactions	(1,026)	(1,626)	49,623	(1,097)
Net increase (decrease) in net assets resulting from unit transactions	(221,214)	(132,428)	(354,262)	(2,615,821)
Net increase (decrease) in net assets	(237,041)	(152,735)	(661,079)	(3,517,522)
Net assets:
Beginning of year	3,645,417	611,297	4,740,816	15,361,577
End of year	$3,408,376	$458,562	$4,079,737	$11,844,055

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2011

	Federated Fund for U.S. Government Securities Fund II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Prime Money Fund II Sub-Account	Federated Quality Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account (a)
Operations:
Net investment income (loss)	$92,059	$292,289	$(30,152)	$68,732	$313,376
Net realized gain (loss) on security transactions	(3,012)	(24,225)	—	9,434	134,521
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	28,642	(124,003)	—	(59,414)	(58,163)
Net increase (decrease) in net assets resulting from operations	117,689	144,061	(30,152)	18,752	389,734
Unit transactions:
Purchases	71	386	900	890	1,638
Net transfers	54,305	(50,386)	16,289	134,404	(285,304)
Surrenders for benefit payments and fees	(704,543)	(538,400)	(318,337)	(294,582)	(1,403,177)
Other	(611)	—	7	(1)	1,331
Death benefits	(163,090)	(182,861)	(201,576)	(86,130)	(308,493)
Net annuity transactions	225,298	44,078	—	—	(1,614)
Net increase (decrease) in net assets resulting from unit transactions	(588,570)	(727,183)	(502,717)	(245,419)	(1,995,619)
Net increase (decrease) in net assets	(470,881)	(583,122)	(532,869)	(226,667)	(1,605,885)
Net assets:
Beginning of year	2,941,482	3,975,041	2,603,371	1,877,846	12,224,526
End of year	$2,470,601	$3,391,919	$2,070,502	$1,651,179	$10,618,641

The accompanying notes are an integral part of these financial statements.

	Federated Kaufmann Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Advisers HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(13,476)	$(948)	$178,565	$(495,696)
Net realized gain (loss) on security transactions	86,628	17,193	(1,854,081)	(112,728)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(1,130,590)	(147,129)	2,115,387	2,816,294
Net increase (decrease) in net assets resulting from operations	(1,057,438)	(130,884)	439,871	2,207,870
Unit transactions:
Purchases	3,639	91	741,752	440,207
Net transfers	(126,682)	(75,165)	(2,346,559)	2,591,373
Surrenders for benefit payments and fees	(869,014)	(79,604)	(10,111,461)	(5,220,688)
Other	6,141	—	(658)	(44)
Death benefits	(239,913)	(5,021)	(2,075,792)	(906,135)
Net annuity transactions	(646)	(469)	(25,688)	(7,907)
Net increase (decrease) in net assets resulting from unit transactions	(1,226,475)	(160,168)	(13,818,406)	(3,103,194)
Net increase (decrease) in net assets	(2,283,913)	(291,052)	(13,378,535)	(895,324)
Net assets:
Beginning of year	8,127,100	724,599	90,191,498	42,268,511
End of year	$5,843,187	$433,547	$76,812,963	$41,373,187

(a)  Formerly Federated Capital Income Fund II. Change effective December 2, 2011.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2011

	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(142,808)	$66,949	$(618,596)	$(105,850)	$(15,984)
Net realized gain (loss) on security transactions	(579,843)	(121,872)	466,634	575,297	(377)
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(1,835,340)	49,377	(6,717,735)	(459,671)	(108,324)
Net increase (decrease) in net assets resulting from operations	(2,557,991)	(5,546)	(6,869,697)	9,776	(124,685)
Unit transactions:
Purchases	280,625	169,026	394,517	534,191	23,801
Net transfers	(1,056,461)	393,148	(735,878)	(570,236)	147,241
Surrenders for benefit payments and fees	(2,739,775)	(1,242,077)	(5,056,230)	(4,289,797)	(227,820)
Other	(408)	230	(153)	(94)	261
Death benefits	(364,640)	(403,798)	(707,199)	(816,110)	(58,763)
Net annuity transactions	(4,258)	(370)	31,890	(7,825)	(254)
Net increase (decrease) in net assets resulting from unit transactions	(3,884,917)	(1,083,841)	(6,073,053)	(5,149,871)	(115,534)
Net increase (decrease) in net assets	(6,442,908)	(1,089,387)	(12,942,750)	(5,140,095)	(240,219)
Net assets:
Beginning of year	22,867,961	11,967,028	50,780,592	38,988,032	1,308,524
End of year	$16,425,053	$10,877,641	$37,837,842	$33,847,937	$1,068,305

The accompanying notes are an integral part of these financial statements.

	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(2,684,737)	$1,136,876	$121,893	$(536,765)
Net realized gain (loss) on security transactions	6,413,257	466,819	(749,737)	(3,017,737)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(21,810,188)	(1,078,568)	919,158	(2,503,467)
Net increase (decrease) in net assets resulting from operations	(18,081,668)	525,127	291,314	(6,057,969)
Unit transactions:
Purchases	1,812,916	226,366	495,303	383,709
Net transfers	(4,693,393)	(47,301)	(1,103,174)	(1,363,414)
Surrenders for benefit payments and fees	(22,018,501)	(1,800,290)	(5,077,717)	(4,742,673)
Other	(3,994)	(15)	(678)	(428)
Death benefits	(2,768,103)	(512,343)	(845,943)	(491,199)
Net annuity transactions	(19,687)	(1,083)	17,405	(10,554)
Net increase (decrease) in net assets resulting from unit transactions	(27,690,762)	(2,134,666)	(6,514,804)	(6,224,559)
Net increase (decrease) in net assets	(45,772,430)	(1,609,539)	(6,223,490)	(12,282,528)
Net assets:
Beginning of year	208,802,518	16,453,564	45,647,224	44,828,674
End of year	$163,030,088	$14,844,025	$39,423,734	$32,546,146

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2011

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(215,689)	$(325,119)	$(271,920)	$(691,171)	$(10,064)
Net realized gain (loss) on security transactions	(13,673)	701,148	—	2,382,961	157,256
Net realized gain on distributions	1,079,738	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(1,231,236)	(2,606,322)	—	(1,376,028)	(252,681)
Net increase (decrease) in net assets resulting from operations	(380,860)	(2,230,293)	(271,920)	315,762	(105,489)
Unit transactions:
Purchases	199,713	236,108	161,375	415,635	84,947
Net transfers	(14,482)	(526,378)	4,079,907	(594,152)	(287,270)
Surrenders for benefit payments and fees	(1,760,335)	(3,728,892)	(5,899,702)	(5,742,572)	(708,150)
Other	(210)	239	71	(1,180)	82
Death benefits	(131,062)	(228,019)	(549,503)	(493,195)	(39,689)
Net annuity transactions	(3,320)	(1,142)	(6,214)	(11,633)	(185)
Net increase (decrease) in net assets resulting from unit transactions	(1,709,696)	(4,248,084)	(2,214,066)	(6,427,097)	(950,265)
Net increase (decrease) in net assets	(2,090,556)	(6,478,377)	(2,485,986)	(6,111,335)	(1,055,754)
Net assets:
Beginning of year	15,504,140	26,151,799	20,705,632	51,160,828	5,349,855
End of year	$13,413,584	$19,673,422	$18,219,646	$45,049,493	$4,294,101

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account
Operations:
Net investment income (loss)	$401,271	$61,517	$3,080	$243
Net realized gain (loss) on security transactions	2,090	275,320	14,085	36,864
Net realized gain on distributions	—	—	15,995	—
Net unrealized appreciation (depreciation) of investments during the year	686,794	(1,245,843)	(138,478)	(73,916)
Net increase (decrease) in net assets resulting from operations	1,090,155	(909,006)	(105,318)	(36,809)
Unit transactions:
Purchases	414,546	289,929	4,088	2,109
Net transfers	(1,006,310)	(871,500)	(122,045)	(135,309)
Surrenders for benefit payments and fees	(3,781,008)	(3,281,539)	(119,831)	(52,622)
Other	12	21	—	—
Death benefits	(813,139)	(403,312)	(8,833)	(5,079)
Net annuity transactions	(59,855)	(2,540)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,245,754)	(4,268,941)	(246,621)	(190,901)
Net increase (decrease) in net assets	(4,155,599)	(5,177,947)	(351,939)	(227,710)
Net assets:
Beginning of year	35,213,842	29,790,970	754,099	670,547
End of year	$31,058,243	$24,613,023	$402,160	$442,837

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2011

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Series Sub-Account	MFS® High Income Series Sub-Account	MFS® Strategic Income Series Sub-Account
Operations:
Net investment income (loss)	$(2,403)	$(2,563)	$(20,655)	$97,307	$12,246
Net realized gain (loss) on security transactions	19,195	27,346	134,518	19,332	430
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(2,703)	(71,979)	(137,535)	(79,921)	(3,016)
Net increase (decrease) in net assets resulting from operations	14,089	(47,196)	(23,672)	36,718	9,660
Unit transactions:
Purchases	35	188	518	8,081	—
Net transfers	(35,512)	58,259	(29,612)	63,525	45,367
Surrenders for benefit payments and fees	(97,090)	(160,811)	(247,566)	(106,967)	(805)
Other	—	—	(441)	(4)	—
Death benefits	(4,544)	(3,905)	(66,919)	(41,675)	—
Net annuity transactions	—	(22)	(375)	(259)	(52)
Net increase (decrease) in net assets resulting from unit transactions	(137,111)	(106,291)	(344,395)	(77,299)	44,510
Net increase (decrease) in net assets	(123,022)	(153,487)	(368,067)	(40,581)	54,170
Net assets:
Beginning of year	609,415	1,006,178	2,294,949	1,286,054	223,798
End of year	$486,393	$852,691	$1,926,882	$1,245,473	$277,968

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	DWS International VIP Sub-Account
Operations:
Net investment income (loss)	$12,997	$(5,031)	$5,672	$4,118
Net realized gain (loss) on security transactions	(483)	47,846	(727)	(11,106)
Net realized gain on distributions	—	—	28,656	—
Net unrealized appreciation (depreciation) of investments during the year	(12,718)	(162,860)	(58,652)	(174,816)
Net increase (decrease) in net assets resulting from operations	(204)	(120,045)	(25,051)	(181,804)
Unit transactions:
Purchases	88	27,506	—	5,114
Net transfers	139,757	50,400	(14,318)	(7,561)
Surrenders for benefit payments and fees	(73,905)	(219,414)	(4,636)	(107,159)
Other	—	—	—	3
Death benefits	—	—	—	(6,859)
Net annuity transactions	(241)	(158)	—	4,033
Net increase (decrease) in net assets resulting from unit transactions	65,699	(141,666)	(18,954)	(112,429)
Net increase (decrease) in net assets	65,495	(261,711)	(44,005)	(294,233)
Net assets:
Beginning of year	487,258	1,242,189	525,392	1,073,759
End of year	$552,753	$980,478	$481,387	$779,526

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2011

	Pioneer Growth Opportunities VCT Portfolio Sub-Account	Van Eck VIP Global Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Index Asset Allocation Fund Sub-Account	Wells Fargo Advantage VT Total Return Bond Fund Sub-Account
Operations:
Net investment income (loss)	$(4,507)	$23,306	$21,307	$25,070	$57,179
Net realized gain (loss) on security transactions	11,386	(1,293)	74,911	(2,287)	21,582
Net realized gain on distributions	—	6,278	35,231	—	172,791
Net unrealized appreciation (depreciation) of investments during the year	(34,099)	(8,200)	(558,098)	47,140	37,244
Net increase (decrease) in net assets resulting from operations	(27,220)	20,091	(426,649)	69,923	288,796
Unit transactions:
Purchases	94	73	8,835	29,972	65,816
Net transfers	(50,580)	4,007	(311,026)	35,198	(208,698)
Surrenders for benefit payments and fees	(49,484)	(65,689)	(48,538)	(217,531)	(611,945)
Other	—	—	—	2	310
Death benefits	(692)	—	(5,992)	(56,979)	(181,559)
Net annuity transactions	(92)	(541)	—	(1,667)	(879)
Net increase (decrease) in net assets resulting from unit transactions	(100,754)	(62,150)	(356,721)	(211,005)	(936,955)
Net increase (decrease) in net assets	(127,974)	(42,059)	(783,370)	(141,082)	(648,159)
Net assets:
Beginning of year	1,038,162	308,493	2,928,359	1,601,282	4,836,033
End of year	$910,188	$266,434	$2,144,989	$1,460,200	$4,187,874

The accompanying notes are an integral part of these financial statements.

	Wells Fargo Advantage VT Intrinsic Value Fund Sub-Account	Wells Fargo Advantage VT International Equity Fund Sub-Account	Wells Fargo Advantage VT Small Cap Growth Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account	Wells Fargo Advantage VT Opportunity Fund Sub-Account (b)(c)
Operations:
Net investment income (loss)	$(94,564)	$(1,089)	$(25,862)	$(2,551)	$(835)
Net realized gain (loss) on security transactions	(355,933)	(49)	21,347	44,797	(22,162)
Net realized gain on distributions	—	4,000	—	—	31,312
Net unrealized appreciation (depreciation) of investments during the year	111,720	(15,935)	(108,960)	(33,855)	(18,046)
Net increase (decrease) in net assets resulting from operations	(338,777)	(13,073)	(113,475)	8,391	(9,731)
Unit transactions:
Purchases	72,513	—	4,717	—	—
Net transfers	(16,616)	(1,270)	1,794	50,007	23,786
Surrenders for benefit payments and fees	(1,483,506)	(343)	(139,169)	(133,296)	(24,157)
Other	(14)	(66)	120	—	—
Death benefits	(287,273)	—	(15,370)	(6,609)	—
Net annuity transactions	73,973	—	22,485	(131)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,640,923)	(1,679)	(125,423)	(90,029)	(371)
Net increase (decrease) in net assets	(1,979,700)	(14,752)	(238,898)	(81,638)	(10,102)
Net assets:
Beginning of year	11,565,790	94,576	1,971,546	644,843	126,020
End of year	$9,586,090	$79,824	$1,732,648	$563,205	$115,918

(b)  Funded as of August 26, 2011.

(c)  Effective August 29, 2011 Wells Fargo Advantage VT Core Equity Fund merged with Wells Fargo Advantage VT Opportunity Fund.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account (a)	Invesco V. I. International Growth Fund Sub-Account (b)
Operations:
Net investment income (loss)	$8,256	$(2,313)	$12,647	$(9,872)	$10,611
Net realized gain (loss) on security transactions	(1,206)	18,430	(50,130)	1,739	100,481
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	53,349	119,962	98,993	221,041	16,348
Net increase (decrease) in net assets resulting from operations	60,399	136,079	61,510	212,908	127,440
Unit Transactions:
Purchases	—	—	383	37,332	7,805
Net transfers	59,863	(9,602)	(59,381)	(71,037)	(31,266)
Surrenders for benefit payments and fees	(44,078)	(35,317)	(19,676)	(435,987)	(231,717)
Net annuity transactions	1,047	—	627	25,586	(8,134)
Other	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	16,832	(44,919)	(78,047)	(444,106)	(263,312)
Net increase (decrease) in net assets	77,231	91,160	(16,537)	(231,198)	(135,872)
Net Assets:
Beginning of year	543,140	518,103	730,081	3,036,159	1,435,360
End of year	$620,371	$609,263	$713,544	$2,804,961	$1,299,488

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Money Market Portfolio Sub-Account	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Federated Capital Appreciation Fund II Sub-Account (c)	Federated Fund for U.S. Government Securities Fund II Sub-Account
Operations:
Net investment income (loss)	$(17,382)	$312	$89,346	$109,695
Net realized gain (loss) on security transactions	—	14,205	(13,922,666)	11,033
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	—	33,507	15,464,942	5,407
Net increase (decrease) in net assets resulting from operations	(17,382)	48,024	1,631,622	126,135
Unit Transactions:
Purchases	222,109	340	114,158	157
Net transfers	95,688	(64,323)	(447,078)	252,536
Surrenders for benefit payments and fees	(567,911)	(74,526)	(2,127,873)	(404,578)
Net annuity transactions	(338)	(1,528)	1,021	634
Other	—	—	3,020	—
Net increase (decrease) in net assets resulting from unit transactions	(250,452)	(140,037)	(2,456,752)	(151,251)
Net increase (decrease) in net assets	(267,834)	(92,013)	(825,130)	(25,116)
Net Assets:
Beginning of year	3,913,251	703,310	16,186,707	2,966,598
End of year	$3,645,417	$611,297	$15,361,577	$2,941,482

(a)  Formerly AIM V.I. Core Equity Fund. Change effective April 30, 2010.

(b)  Formerly AIM V.I. International Growth Fund. Change effective April 30, 2010.

(c)  Effective March 12, 2010 Federated Clover Value Fund II merged with Federated Capital Appreciation Fund II.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2010

	Federated High Income Bond Fund II Sub-Account	Federated Prime Money Fund II Sub-Account (d)	Federated Quality Bond Fund II Sub-Account	Federated Capital Income Fund II Sub-Account (e)	Federated Kaufmann Fund II Sub-Account (f)
Operations:
Net investment income (loss)	$283,878	$(32,903)	$74,120	$349,884	$(97,830)
Net realized gain (loss) on security transactions	38,975	380,985	11,591	37,923	276,407
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	182,476	(585,392)	51,498	747,081	1,025,924
Net increase (decrease) in net assets resulting from operations	505,329	(237,310)	137,209	1,134,888	1,204,501
Unit Transactions:
Purchases	9,956	8,684	30,808	40,480	78,573
Net transfers	(152,211)	(1,093,861)	290,739	293,388	295,338
Surrenders for benefit payments and fees	(660,077)	(931,180)	(505,545)	(1,723,963)	(1,099,973)
Net annuity transactions	—	—	—	(1,499)	(612)
Other	184	38,533	420	2,056	3,321
Net increase (decrease) in net assets resulting from unit transactions	(802,148)	(1,977,824)	(183,578)	(1,389,538)	(723,353)
Net increase (decrease) in net assets	(296,819)	(2,215,134)	(46,369)	(254,650)	481,148
Net Assets:
Beginning of year	4,271,860	4,818,505	1,924,215	12,479,176	7,645,952
End of year	$3,975,041	$2,603,371	$1,877,846	$12,224,526	$8,127,100

(d)  Effective March 12, 2010 Federated International Equity Fund II merged with Federated Prime Money Fund II.

The accompanying notes are an integral part of these financial statements.

	NVIT Developing Markets Fund Sub-Account (g)	Hartford Advisers HLS Fund Sub-Account (h)	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(2,786)	$(5,963)	$1,165,287	$(157,501)
Net realized gain (loss) on security transactions	31,697	(3,227,667)	(64,572)	(708,203)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	66,712	12,178,660	1,445,011	3,894,796
Net increase (decrease) in net assets resulting from operations	95,623	8,945,030	2,545,726	3,029,092
Unit Transactions:
Purchases	162	644,033	516,894	265,345
Net transfers	21,207	(2,337,817)	3,562,916	459,105
Surrenders for benefit payments and fees	(166,984)	(13,036,626)	(8,046,656)	(4,267,754)
Net annuity transactions	(483)	60,016	22,204	(1,365)
Other	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(146,098)	(14,670,394)	(3,944,642)	(3,544,669)
Net increase (decrease) in net assets	(50,475)	(5,725,364)	(1,398,916)	(515,577)
Net Assets:
Beginning of year	775,074	95,916,862	43,667,427	23,383,538
End of year	$724,599	$90,191,498	$42,268,511	$22,867,961

(e)  Effective March 12, 2010 Federated Equity Income Fund II merged with Federated Capital Income Fund II.

(f)  Effective March 12, 2010 Federated Mid Cap Growth Strategies Fund II merged with the newly funded Federated Kaufmann Fund II.

(g)  Formerly Gartmore NVIT Developing Markets Fund. Change effective May 3, 2010.

(h)  Effective March 19, 2010 Hartford Global Advisers HLS Fund merged with Hartford Advisors HLS Fund.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2010

	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account (i)	Hartford Growth Opportunities HLS Fund Sub-Account
Operations:
Net investment income (loss)	$53,523	$(541,892)	$(53,423)	$(14,429)	$(2,708,283)
Net realized gain (loss) on security transactions	(194,729)	(236,632)	(66,911)	(50,735)	3,733,005
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	1,379,178	6,477,894	4,522,993	243,735	28,242,626
Net increase (decrease) in net assets resulting from operations	1,237,972	5,699,370	4,402,659	178,571	29,267,348
Unit Transactions:
Purchases	141,820	395,826	327,758	7,065	1,614,724
Net transfers	964,832	(966,555)	(1,051,255)	(60,990)	(5,264,676)
Surrenders for benefit payments and fees	(1,888,001)	(6,298,456)	(5,445,159)	(200,127)	(26,472,815)
Net annuity transactions	2,917	44,735	41,032	(202)	64,379
Other	—	192	356	—	438
Net increase (decrease) in net assets resulting from unit transactions	(778,432)	(6,824,258)	(6,127,268)	(254,254)	(30,057,950)
Net increase (decrease) in net assets	459,540	(1,124,888)	(1,724,609)	(75,683)	(790,602)
Net Assets:
Beginning of year	11,507,488	51,905,480	40,712,641	1,384,207	209,593,120
End of year	$11,967,028	$50,780,592	$38,988,032	$1,308,524	$208,802,518

The accompanying notes are an integral part of these financial statements.

	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account (j)(k)	Hartford Small/Mid Cap Equity HLS Fund Sub-Account (l)
Operations:
Net investment income (loss)	$(119,777)	$138,022	$(68,562)	$(113,648)
Net realized gain (loss) on security transactions	252,665	(1,684,205)	(4,907,383)	(617,023)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	2,068,522	7,007,772	10,051,383	3,854,342
Net increase (decrease) in net assets resulting from operations	2,201,410	5,461,589	5,075,438	3,123,671
Unit Transactions:
Purchases	100,883	413,715	467,467	171,340
Net transfers	738,201	(941,341)	(1,722,307)	(313,304)
Surrenders for benefit payments and fees	(2,997,409)	(6,231,500)	(6,512,644)	(2,083,206)
Net annuity transactions	871	1,809	14,595	(856)
Other	—	602	328	356
Net increase (decrease) in net assets resulting from unit transactions	(2,157,454)	(6,756,715)	(7,752,561)	(2,225,670)
Net increase (decrease) in net assets	43,956	(1,295,126)	(2,677,123)	898,001
Net Assets:
Beginning of year	16,409,608	46,942,350	47,505,797	14,606,139
End of year	$16,453,564	$45,647,224	$44,828,674	$15,504,140

(i)  Effective April 16, 2010 Hartford Fundamental Growth HLS Fund merged with Hartford Growth HLS Fund.

(j)  Effective April 16, 2010 Hartford International Growth HLS Fund merged with Hartford International Opportunities HLS Fund.

(k)  Effective April 16, 2010 Hartford International Small Company HLS Fund merged with Hartford International Opportunities HLS Fund.

(l)  Formerly Hartford MidCap Growth HLS Fund. Change effective March 1, 2010.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2010

	Hartford MidCap Value HLS Fund Sub-Account (m)	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(92,954)	$(336,402)	$(634,719)	$(18,999)	$1,134,777
Net realized gain (loss) on security transactions	(9,508,048)	—	1,095,334	47,949	91,401
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	15,087,063	—	13,405,782	609,410	(242,424)
Net increase (decrease) in net assets resulting from operations	5,486,061	(336,402)	13,866,397	638,360	983,754
Unit Transactions:
Purchases	215,818	253,725	381,833	60,812	161,028
Net transfers	(319,224)	1,480,656	(1,220,726)	114,314	(111,569)
Surrenders for benefit payments and fees	(3,959,241)	(8,642,263)	(6,656,750)	(840,089)	(6,575,493)
Net annuity transactions	(1,973)	(3,930)	(5,173)	(175)	(59,958)
Other	—	—	109	274	—
Net increase (decrease) in net assets resulting from unit transactions	(4,064,620)	(6,911,812)	(7,500,707)	(664,864)	(6,585,992)
Net increase (decrease) in net assets	1,421,441	(7,248,214)	6,365,690	(26,504)	(5,602,238)
Net Assets:
Beginning of year	24,730,358	27,953,846	44,795,138	5,376,359	40,816,080
End of year	$26,151,799	$20,705,632	$51,160,828	$5,349,855	$35,213,842

(m)  Effective July 30, 2010 Hartford SmallCap Value HLS Fund merged with Hartford MidCap Value HLS Fund.

The accompanying notes are an integral part of these financial statements.

	Hartford Value HLS Fund Sub-Account (n)(o)	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account	Invesco V.I. Global Health Care Fund Sub-Account (p)
Operations:
Net investment income (loss)	$12,322	$2,168	$3,143	$(2,883)
Net realized gain (loss) on security transactions	(568,343)	6,807	15,121	31,292
Net realized gain on distributions	—	36,522	—	—
Net unrealized appreciation (depreciation) of investments during the year	4,130,650	79,579	103,067	4,862
Net increase (decrease) in net assets resulting from operations	3,574,629	125,076	121,331	33,271
Unit Transactions:
Purchases	341,032	4,335	3,979	34
Net transfers	(1,490,532)	149,335	60,144	(36,767)
Surrenders for benefit payments and fees	(5,023,599)	(3,862)	(15,086)	(69,190)
Net annuity transactions	2,146	—	—	—
Other	82	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(6,170,871)	149,808	49,037	(105,923)
Net increase (decrease) in net assets	(2,596,242)	274,884	170,368	(72,652)
Net Assets:
Beginning of year	32,387,212	479,215	500,179	682,067
End of year	$29,790,970	$754,099	$670,547	$609,415

(n)  Effective March 19, 2010 Hartford Value Opportunities HLS Fund merged with Hartford Value HLS Fund.

(o)  Effective March 19, 2010 Hartford Equity Income HLS Fund merged with Hartford Value HLS Fund.

(p)  Formerly AIM V.I. Global Health Care Fund. Change effective April 30, 2010.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2010

	Invesco V.I. Technology Fund Sub-Account (q)	MFS® Growth Series Sub-Account	MFS® High Income Series Sub-Account	MFS® Strategic Income Series Sub-Account	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account
Operations:
Net investment income (loss)	$(3,850)	$(21,127)	$73,871	$9,264	$20,656
Net realized gain (loss) on security transactions	5,962	38,800	3,366	(2,086)	2,668
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	173,869	263,331	78,710	11,798	(3,733)
Net increase (decrease) in net assets resulting from operations	175,981	281,004	155,947	18,976	19,591
Unit Transactions:
Purchases	85	14,780	19,240	—	85
Net transfers	(17,623)	42,579	31,405	(46,773)	88,115
Surrenders for benefit payments and fees	(780)	(159,405)	(146,204)	(1,262)	(11,542)
Net annuity transactions	251	(865)	15,232	639	1,125
Other	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(18,067)	(102,911)	(80,327)	(47,396)	77,783
Net increase (decrease) in net assets	157,914	178,093	75,620	(28,420)	97,374
Net Assets:
Beginning of year	848,264	2,116,856	1,210,434	252,218	389,884
End of year	$1,006,178	$2,294,949	$1,286,054	$223,798	$487,258

(q)  Formerly AIM V.I. Technology Fund. Change effective April 30, 2010.

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	DWS International VIP Sub-Account	Pioneer Growth Opportunities VCT Portfolio Sub-Account
Operations:
Net investment income (loss)	$2,471	$4,691	$7,618	$(4,214)
Net realized gain (loss) on security transactions	3,385	14,111	(34,234)	2,899
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	161,801	54,206	27,913	175,995
Net increase (decrease) in net assets resulting from operations	167,657	73,008	1,297	174,680
Unit Transactions:
Purchases	—	—	1,691	213
Net transfers	(110,801)	(87,245)	7,954	(36,058)
Surrenders for benefit payments and fees	(6,884)	(8,560)	(176,782)	(37,543)
Net annuity transactions	1,969	—	7,568	1,056
Other	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(115,716)	(95,805)	(159,569)	(72,332)
Net increase (decrease) in net assets	51,941	(22,797)	(158,272)	102,348
Net Assets:
Beginning of year	1,190,248	548,189	1,232,031	935,814
End of year	$1,242,189	$525,392	$1,073,759	$1,038,162

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2010

	Van Eck VIP Global Bond Fund Sub-Account (r)	Van Eck VIP Global Hard Assets Fund Sub-Account (s)	Wells Fargo Advantage VT Index Asset Allocation Fund Sub-Account (t)	Wells Fargo Advantage VT Total Return Bond Fund Sub-Account	Wells Fargo Advantage VT Intrinsic Value Fund Sub-Account (u)(v)
Operations:
Net investment income (loss)	$8,480	$(2,405)	$5,588	$103,497	$(59,523)
Net realized gain (loss) on security transactions	(516)	12,672	(31,691)	22,090	(377,352)
Net realized gain on distributions	—	—	—	142,234	—
Net unrealized appreciation (depreciation) of investments during the year	7,211	637,627	198,010	22,183	1,734,143
Net increase (decrease) in net assets resulting from operations	15,175	647,894	171,907	290,004	1,297,268
Unit Transactions:
Purchases	119	9,084	15	5,600	23,886
Net transfers	20,173	(36,639)	23,138	(43,781)	(77,174)
Surrenders for benefit payments and fees	(591)	(4,250)	(336,732)	(988,972)	(1,616,198)
Net annuity transactions	(522)	—	(1,599)	52,702	40,048
Other	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	19,179	(31,805)	(315,178)	(974,451)	(1,629,438)
Net increase (decrease) in net assets	34,354	616,089	(143,271)	(684,447)	(332,170)
Net Assets:
Beginning of year	274,139	2,312,270	1,744,553	5,520,480	11,897,960
End of year	$308,493	$2,928,359	$1,601,282	$4,836,033	$11,565,790

(r)  Formerly Van Eck Worldwide Bond Fund. Change effective May 1, 2010.

(s)  Formerly Van Eck Worldwide Hard Assets Fund. Change effective May 1, 2010.

The accompanying notes are an integral part of these financial statements.

	Wells Fargo Advantage VT International Equity Fund Sub-Account (w)	Wells Fargo Advantage VT Small Cap Growth Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account	Wells Fargo Advantage VT Core Equity Fund Sub-Account (x)	Wells Fargo Advantage VT Omega Growth Fund Sub-Account (y)
Operations:
Net investment income (loss)	$(589)	$(25,379)	$(2,182)	$(179)	$(27,609)
Net realized gain (loss) on security transactions	(33,803)	14,385	3,288	(10,648)	(93,604)
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	44,333	434,684	158,416	24,536	681,942
Net increase (decrease) in net assets resulting from operations	9,941	423,690	159,522	13,709	560,729
Unit Transactions:
Purchases	—	5,741	—	—	30,968
Net transfers	7,298	3,769	87,452	13,340	(54,610)
Surrenders for benefit payments and fees	(6,027)	(332,909)	(12,655)	(4,551)	(864,596)
Net annuity transactions	—	(5,686)	1,324	(4)	(15,177)
Other	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	1,271	(329,085)	76,121	8,785	(903,415)
Net increase (decrease) in net assets	11,212	94,605	235,643	22,494	(342,686)
Net Assets:
Beginning of year	83,364	1,876,941	409,200	103,526	5,083,502
End of year	$94,576	$1,971,546	$644,843	$126,020	$4,740,816

(t)  Formerly Wells Fargo Advantage VT Asset Allocation Fund. Change effective May 1, 2010.

(u)  Formerly Wells Fargo Advantage VT Equity Income Fund. Change effective July 16, 2010.

(v)  Effective July 16, 2010 Wells Fargo Advantage VT C&B Large Cap Value Fund merged with Wells Fargo Advantage VT Equity Income Fund.

(w)  Formerly Wells Fargo Advantage VT International Core Fund. Change effective July 16, 2010.

(x)  Effective July 16, 2010 Wells Fargo Advantage VT Large Company Core Fund merged with the newly funded Wells Fargo Advantage VT Core Equity Fund.

(y)  Effective July 16, 2010 Wells Fargo Advantage VT Large Company Growth Fund merged with the newly funded Wells Fargo Advantage VT Omega Growth Fund.

Variable Account D

Union Security Insurance Company
Notes to Financial Statements
December 31, 2011

1.  Organization:

Variable Account D (the "Account") is a separate investment account established by Union Security Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

The Account is comprised of the following Sub-Accounts: the American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. International Growth Fund, AllianceBernstein VPS Money Market Portfolio, AllianceBernstein VPS Large Cap Growth Portfolio, Wells Fargo Advantage VT Omega Growth Fund, Federated Capital Appreciation Fund II, Federated Fund for U.S. Government Securities Fund II, Federated High Income Bond Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Managed Volatility Fund II (formerly Federated Capital Income Fund II), Federated Kaufmann Fund II, NVIT Developing Markets Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, ING JPMorgan Emerging Markets Equity Portfolio, ING Global Resources Portfolio, Invesco V.I. Global Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Income Series, MFS® Strategic Income Series, Neuberger Berman AMT Short Duration Bond Portfolio, Neuberger Berman AMT Partners Portfolio, Pioneer Fund VCT Portfolio, DWS International VIP, Pioneer Growth Opportunities VCT Portfolio, Van Eck VIP Global Bond Fund, Van Eck VIP Global Hard Assets Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, and Wells Fargo Advantage VT Opportunity Fund (merged with Wells Fargo Advantage VT Core Equity Fund).

The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a)  Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)  Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c)  Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate contained within the financial statements are the fair value measurements.

e)  Subsequent events — Management has evaluated events subsequent to December 31, 2011 and through the issuance date of the Account's financial statements, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

f)  Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined according to certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

g)  Fair Value Measurements — The Sub-Account's investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the closing net asset value as determined by the appropriate Fund, which in turn value their investment securities at fair value, as of December 31, 2011. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Level 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2011, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the year ended December 31, 2011.

h)  Accounting for Uncertain Tax Provisions — Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2011. The 2007 through 2011 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

i)  Adoption of New Accounting Standards — In May 2011, the Financial Accounting Standards Board issued a standard clarifying how to measure fair value in order to ensure that fair value has the same meaning in U.S. GAAP and in International Financial Reporting Standards and that their respective fair value measurement and disclosure requirements are the same (except for minor differences in wording and style). This standard will be effective for the Account beginning January 1, 2012. Management is currently evaluating the impact of this guidance on the Account's financial statements for the year ended December 31, 2012.

3.  Administration of the Account and Related Charges:

Certain amounts are deducted from the contracts, described as follows:

a)  Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.40% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b)  Tax Expense Charge — If applicable, the Sponsor Company will make deductions of a maximum rate of 5.0% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2011

on a percentage of the Sub-Accounts average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c)  Administrative Charges — The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations.

d)  Annual Maintenance Fee — An annual maintenance fee in the amount of $35 may be charged, by the Sponsor Company, against the contract's value each contract year. These expenses are deducted through a surrender of units and are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e)  Rider Charges — The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges or the adminstrative charges in the accompanying statements of operations. For further detail regarding specific product rider charges, please refer to Footnote 6, Financial Highlights.

4.  Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$18,832	$174,444
American Century VP Capital Appreciation Fund	60,411	161,786
AllianceBernstein VPS International Growth Portfolio	55,361	269,830
Invesco V.I. Core Equity Fund	78,538	515,289
Invesco V.I. International Growth Fund	32,943	155,760
AllianceBernstein VPS Money Market Portfolio	1,295,494	1,532,532
AllianceBernstein VPS Large Cap Growth Portfolio	30,443	163,506
Wells Fargo Advantage VT Omega Growth Fund	58,744	436,842
Federated Capital Appreciation Fund II	170,745	2,861,169
Federated Fund for U.S. Government Securities Fund II	273,783	770,294
Federated High Income Bond Fund II	556,753	991,647
Federated Prime Money Fund II	161,142	694,011
Federated Quality Bond Fund II	235,974	412,661
Federated Managed Volatility Fund II*	598,295	2,280,538
Federated Kaufmann Fund II	236,395	1,476,345
NVIT Developing Markets Fund	3,659	164,775
Hartford Advisers HLS Fund	1,537,060	15,176,894
Hartford Total Return Bond HLS Fund	3,499,703	7,098,590
Hartford Capital Appreciation HLS Fund	794,027	4,821,754
Hartford Dividend and Growth HLS Fund	1,222,415	2,239,313
Hartford Global Growth HLS Fund	552,488	7,244,135
Hartford Disciplined Equity HLS Fund	680,619	5,936,340
Hartford Growth HLS Fund	357,606	489,124
Hartford Growth Opportunities HLS Fund	431,956	30,807,414
Hartford High Yield HLS Fund	2,941,961	3,939,750
Hartford Index HLS Fund	1,342,994	7,735,900
Hartford International Opportunities HLS Fund	568,616	7,329,825
Hartford Small/Mid Cap Equity HLS Fund	1,870,757	2,716,404
Hartford MidCap Value HLS Fund	520,311	5,093,513
Hartford Money Market HLS Fund	6,427,442	8,913,431
Hartford SmallCap Growth HLS Fund	1,035,045	8,153,313
Hartford Stock HLS Fund	215,401	1,175,734

Sub-Account	Purchases at Cost	Proceeds from Sales
Hartford U.S. Government Securities HLS Fund	$1,658,416	$6,502,900
Hartford Value HLS Fund	625,318	4,832,741
ING JPMorgan Emerging Markets Equity Portfolio	53,116	280,662
ING Global Resources Portfolio	64,235	254,892
Invesco V.I. Global Health Care Fund	93,639	233,153
Invesco V.I. Technology Fund	150,617	259,470
MFS® Growth Series	76,000	441,050
MFS® High Income Series	249,684	229,676
MFS® Strategic Income Series	76,572	19,815
Neuberger Berman AMT Short Duration Bond Portfolio	215,264	136,568
Neuberger Berman AMT Partners Portfolio	121,465	268,163
Pioneer Fund VCT Portfolio	36,637	21,263
DWS International VIP	26,242	134,553
Pioneer Growth Opportunities VCT Portfolio	45,195	150,456
Van Eck VIP Global Bond Fund	191,807	224,373
Van Eck VIP Global Hard Assets Fund	112,039	412,222
Wells Fargo Advantage VT Index Asset Allocation Fund	87,034	272,970
Wells Fargo Advantage VT Total Return Bond Fund	295,441	1,002,122
Wells Fargo Advantage VT Intrinsic Value Fund	69,776	1,805,264
Wells Fargo Advantage VT International Equity Fund	4,160	2,923
Wells Fargo Advantage VT Small Cap Growth Fund	15,756	167,041
Wells Fargo Advantage VT Discovery Fund	125,419	218,000
Wells Fargo Advantage VT Opportunity Fund*	167,890	137,785

*  See Note 1 for additional information related to this Sub-Account.

5.  Changes in Units Outstanding:

The changes in units outstanding for the year ended December 31, 2011 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	421	8,032	(7,611)
American Century VP Capital Appreciation Fund	3,856	8,314	(4,458)
AllianceBernstein VPS International Growth Portfolio	8,388	34,404	(26,016)
Invesco V.I. Core Equity Fund	4,820	39,222	(34,402)
Invesco V.I. International Growth Fund	1,028	9,660	(8,632)
AllianceBernstein VPS Money Market Portfolio	90,409	105,856	(15,447)
AllianceBernstein VPS Large Cap Growth Portfolio	1,202	7,200	(5,998)
Wells Fargo Advantage VT Omega Growth Fund	6,791	35,410	(28,619)
Federated Capital Appreciation Fund II	11,490	455,413	(443,923)
Federated Fund for U.S. Government Securities Fund II	20,347	56,470	(36,123)
Federated High Income Bond Fund II	11,701	52,418	(40,717)
Federated Prime Money Fund II	13,844	57,213	(43,369)
Federated Quality Bond Fund II	8,835	23,924	(15,089)
Federated Managed Volatility Fund II*	12,187	205,252	(193,065)
Federated Kaufmann Fund II	15,169	126,860	(111,691)
NVIT Developing Markets Fund	106	7,004	(6,898)
Hartford Advisers HLS Fund	73,448	3,135,873	(3,062,425)
Hartford Total Return Bond HLS Fund	874,253	1,587,202	(712,949)
Hartford Capital Appreciation HLS Fund	339,606	2,182,682	(1,843,076)

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2011

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Hartford Dividend and Growth HLS Fund	671,091	1,287,130	(616,039)
Hartford Global Growth HLS Fund	33,770	327,120	(293,350)
Hartford Disciplined Equity HLS Fund	21,109	273,197	(252,088)
Hartford Growth HLS Fund	260,159	346,701	(86,542)
Hartford Growth Opportunities HLS Fund	59,553	3,721,028	(3,661,475)
Hartford High Yield HLS Fund	88,569	199,349	(110,780)
Hartford Index HLS Fund	40,605	405,842	(365,237)
Hartford International Opportunities HLS Fund	301,102	3,095,218	(2,794,116)
Hartford Small/Mid Cap Equity HLS Fund	53,055	162,249	(109,194)
Hartford MidCap Value HLS Fund	54,589	406,723	(352,134)
Hartford Money Market HLS Fund	3,145,854	4,334,483	(1,188,629)
Hartford SmallCap Growth HLS Fund	42,277	262,308	(220,031)
Hartford Stock HLS Fund	116,169	759,103	(642,934)
Hartford U.S. Government Securities HLS Fund	49,046	277,418	(228,372)
Hartford Value HLS Fund	234,763	3,543,385	(3,308,622)
ING JPMorgan Emerging Markets Equity Portfolio	1,940	15,514	(13,574)
ING Global Resources Portfolio	4,323	17,583	(13,260)
Invesco V.I. Global Health Care Fund	3,763	9,955	(6,192)
Invesco V.I. Technology Fund	9,276	16,134	(6,858)
MFS® Growth Series	3,431	23,119	(19,688)
MFS® High Income Series	8,650	12,833	(4,183)
MFS® Strategic Income Series	3,147	955	2,192
Neuberger Berman AMT Short Duration Bond Portfolio	13,233	8,854	4,379
Neuberger Berman AMT Partners Portfolio	6,115	12,816	(6,701)
Pioneer Fund VCT Portfolio	3	1,619	(1,616)
DWS International VIP	1,117	8,577	(7,460)
Pioneer Growth Opportunities VCT Portfolio	1,883	6,434	(4,551)
Van Eck VIP Global Bond Fund	7,224	10,183	(2,959)
Van Eck VIP Global Hard Assets Fund	1,198	9,825	(8,627)
Wells Fargo Advantage VT Index Asset Allocation Fund	3,505	21,776	(18,271)
Wells Fargo Advantage VT Total Return Bond Fund	1,681	43,968	(42,287)
Wells Fargo Advantage VT Intrinsic Value Fund	10,322	104,752	(94,430)
Wells Fargo Advantage VT International Equity Fund	—	133	(133)
Wells Fargo Advantage VT Small Cap Growth Fund	2,330	9,125	(6,795)
Wells Fargo Advantage VT Discovery Fund	4,137	6,901	(2,764)
Wells Fargo Advantage VT Opportunity Fund*	13,385	12,475	910

*  See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the year ended December 31, 2010 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	6,015	5,215	800
American Century VP Capital Appreciation Fund	2,966	6,033	(3,067)
AllianceBernstein VPS International Growth Portfolio	16,518	29,257	(12,739)
Invesco V.I. Core Equity Fund	4,851	42,668	(37,817)
Invesco V. I. International Growth Fund	880	20,302	(19,422)
AllianceBernstein Money Market Portfolio	82,001	99,441	(17,440)
AllianceBernstein Large Cap Growth Portfolio	1,371	8,528	(7,157)

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Federated Capital Appreciation Fund II	2,330,821	1,891,649	439,172
Federated Fund for U.S. Government Securities Fund II	37,638	43,087	(5,449)
Federated High Income Bond Fund II	11,071	61,690	(50,619)
Federated Prime Money Fund II	213,647	430,926	(217,279)
Federated Quality Bond Fund II	39,901	51,371	(11,470)
Federated Capital Income Fund II	1,145,125	1,244,367	(99,242)
Federated Kaufmann Fund II	786,819	734,828	51,991
NVIT Developing Markets Fund	2,215	9,459	(7,244)
Hartford Advisers HLS Fund	293,233	4,237,103	(3,943,870)
Hartford Total Return Bond HLS Fund	1,127,527	2,139,189	(1,011,662)
Hartford Capital Appreciation HLS Fund	737,788	2,548,026	(1,810,238)
Hartford Dividend and Growth HLS Fund	1,047,205	1,538,036	(490,831)
Hartford Global Growth HLS Fund	26,023	377,989	(351,966)
Hartford Disciplined Equity HLS Fund	25,113	357,120	(332,007)
Hartford Growth HLS Fund	777,660	1,057,586	(279,926)
Hartford Growth Opportunities HLS Fund	56,566	4,599,535	(4,542,969)
Hartford High Yield HLS Fund	112,116	246,724	(134,608)
Hartford Index HLS Fund	32,949	469,222	(436,273)
Hartford International Opportunities HLS Fund	3,497,265	8,668,379	(5,171,114)
Hartford Small/Mid Cap Equity HLS Fund	52,611	216,816	(164,205)
Hartford MidCap Value HLS Fund	2,308,427	1,351,777	956,650
Hartford Money Market HLS Fund	2,732,635	5,769,305	(3,036,670)
Hartford SmallCap Growth HLS Fund	18,648	357,812	(339,164)
Hartford Stock HLS Fund	253,339	754,679	(501,340)
Hartford U.S. Government Securities HLS Fund	49,081	337,653	(288,572)
Hartford Value HLS Fund	25,748,342	7,896,817	17,851,525
ING JPMorgan Emerging Markets Equity Portfolio	15,104	5,819	9,285
ING Global Resources Fund	13,766	9,013	4,753
Invesco Global Health Care Fund	2,224	6,911	(4,687)
Invesco V.I. Technology Fund	8,075	9,273	(1,198)
MFS® Growth Series	7,428	16,995	(9,567)
MFS® High Income Series	9,123	15,040	(5,917)
MFS® Strategic Income Series	5,231	7,929	(2,698)
Neuberger Berman AMT Short Duration Bond Portfolio	14,757	9,572	5,185
Neuberger Berman AMT Partners Portfolio	4,171	10,731	(6,560)
Pioneer Fund VCT Portfolio	548	9,222	(8,674)
DWS International VIP Fund	1,335	10,929	(9,594)
Pioneer Growth Opportunities VCT Portfolio	1,348	4,975	(3,627)
Van Eck VIP Global Bond Fund	5,240	4,334	906
Van Eck VIP Global Hard Assets Fund	4,016	5,164	(1,148)
Wells Fargo Advantage VT Index Asset Allocation Fund	3,854	34,005	(30,151)
Wells Fargo Advantage VT Total Return Bond Fund	4,832	50,644	(45,812)
Wells Fargo Advantage VT Intrinsic Value Fund	35,225	156,868	(121,643)
Wells Fargo Advantage VT International Equity Fund	8,198	12,410	(4,212)
Wells Fargo Advantage VT Small Cap Growth Fund	1,937	21,560	(19,623)
Wells Fargo Advantage VT Discovery Fund	4,975	1,831	3,144
Wells Fargo Advantage VT Core Equity Fund	12,421	18,466	(6,045)
Wells Fargo Advantage VT Omega Growth Fund	405,145	341,073	64,072

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2011

6.  Financial Highlights:

The following is a summary of units, unit fair value, net assets, expense ratios, investment income ratios, and total return representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units, as of and for the year ended December 31, 2011. A Sub-Account could invest in multiple share classes, thus resulting in a specific unit value being outside of the range below. Financial highlights for net assets allocated to Sub-Accounts that have merged during the period, if applicable, have been shown for the surviving fund.

Sub-Account	Units	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Lowest to Highest***
American Century VP Balanced Fund
2011	22,034	$21.942844	to	$21.942844	$483,484	0.45%	to	0.45%	1.85%	to	1.85%	4.86%	to	4.86%
2010	29,645	20.926098	to	20.926098	620,371	0.45%	to	0.45%	1.90%	to	1.90%	11.13%	to	11.13%
2009	28,845	18.829530	to	18.829530	543,140	0.45%	to	0.45%	5.40%	to	5.40%	14.96%	to	14.96%
2008	71,117	16.378650	to	16.378650	1,164,809	0.45%	to	0.45%	2.45%	to	2.45%	(20.69)%	to	(20.69)%
2007	87,475	20.651353	to	20.651353	1,806,459	0.45%	to	0.45%	2.02%	to	2.02%	4.46%	to	4.46%
American Century VP Capital Appreciation Fund
2011	23,061	20.606068	to	20.606068	475,195	0.45%	to	0.45%	0.00%	to	0.00%	(6.93)%	to	(6.93)%
2010	27,519	22.139590	to	22.139590	609,263	0.45%	to	0.45%	0.00%	to	0.00%	30.70%	to	30.70%
2009	30,586	16.938963	to	16.938963	518,103	0.45%	to	0.45%	0.78%	to	0.78%	36.46%	to	36.46%
2008	27,458	12.413327	to	12.413327	340,847	0.45%	to	0.45%	0.00%	to	0.00%	(46.43)%	to	(46.43)%
2007	51,545	23.170263	to	23.170263	1,194,305	0.45%	to	0.45%	0.00%	to	0.00%	45.15%	to	45.15%
AllianceBernstein VPS International Growth Portfolio
2011	58,952	7.034740	to	7.034740	414,718	0.45%	to	0.45%	2.57%	to	2.57%	(16.23)%	to	(16.23)%
2010	84,968	8.397856	to	8.397856	713,544	0.45%	to	0.45%	2.28%	to	2.28%	12.39%	to	12.39%
2009	97,707	7.472171	to	7.472171	730,081	0.45%	to	0.45%	4.71%	to	4.71%	38.96%	to	38.96%
2008	98,379	5.377306	to	5.377306	529,015	0.45%	to	0.45%	0.00%	to	0.00%	(49.08)%	to	(49.08)%
2007	121,713	10.560071	to	10.560071	1,285,297	0.45%	to	0.45%	0.00%	to	0.00%	1.70%	to	1.70%
Invesco V.I. Core Equity Fund
2011	206,218	11.086697	to	18.994239	2,357,317	0.45%	to	1.40%	0.93%	to	0.96%	(1.45)%	to	(0.51)%
2010	240,620	11.250157	to	19.091985	2,804,961	0.45%	to	1.40%	0.84%	to	0.97%	8.03%	to	9.06%
2009	278,437	10.413710	to	17.505410	3,036,159	0.45%	to	1.40%	1.61%	to	1.81%	26.52%	to	27.72%
2008	338,996	8.231171	to	13.705837	2,934,885	0.45%	to	1.40%	1.94%	to	1.97%	(31.11)%	to	(30.46)%
2007	427,971	11.948865	to	19.707898	5,378,640	0.45%	to	1.40%	1.00%	to	1.02%	6.61%	to	7.63%
Invesco V.I. International Growth Fund
2011	76,068	14.109086	to	14.109086	1,073,242	1.40%	to	1.40%	1.58%	to	1.58%	(8.04)%	to	(8.04)%
2010	84,700	15.342256	to	15.342256	1,299,488	1.40%	to	1.40%	2.24%	to	2.24%	11.29%	to	11.29%
2009	104,122	13.785384	to	13.785384	1,435,360	1.40%	to	1.40%	1.53%	to	1.53%	33.36%	to	33.36%
2008	136,043	10.336721	to	10.336721	1,406,232	1.40%	to	1.40%	0.49%	to	0.49%	(41.21)%	to	(41.21)%
2007	174,230	17.582565	to	17.582565	3,063,427	1.40%	to	1.40%	0.39%	to	0.39%	13.13%	to	13.13%
AllianceBernstein VPS Money Market Portfolio
2011	238,194	14.309208	to	14.309208	3,408,376	0.45%	to	0.45%	0.01%	to	0.01%	(0.44)%	to	(0.44)%
2010	253,641	14.372336	to	14.372336	3,645,417	0.45%	to	0.45%	0.01%	to	0.01%	(0.44)%	to	(0.44)%
2009	271,081	14.435723	to	14.435723	3,913,251	0.45%	to	0.45%	0.20%	to	0.20%	(0.28)%	to	(0.28)%
2008	395,347	14.476281	to	14.476281	5,723,150	0.45%	to	0.45%	1.87%	to	1.87%	1.45%	to	1.45%
2007	350,131	14.268875	to	14.268875	5,001,609	0.45%	to	0.45%	4.36%	to	4.36%	3.88%	to	3.88%

Sub-Account	Units	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Lowest to Highest***
AllianceBernstein VPS Large Cap Growth Portfolio
2011	21,423	$21.405694	to	$21.405694	$458,562	0.45%	to	0.45%	0.33%	to	0.33%	(3.98)%	to	(3.98)%
2010	27,421	22.293150	to	22.293150	611,297	0.45%	to	0.45%	0.50%	to	0.50%	9.60%	to	9.60%
2009	34,578	20.339696	to	20.339696	703,310	0.45%	to	0.45%	0.16%	to	0.16%	36.90%	to	36.90%
2008	36,474	14.857367	to	14.857367	541,900	0.45%	to	0.45%	0.00%	to	0.00%	(39.93)%	to	(39.93)%
2007	50,123	24.734124	to	24.734124	1,239,746	0.45%	to	0.45%	0.00%	to	0.00%	13.41%	to	13.41%
Wells Fargo Advantage VT Omega Growth Fund
2011	347,344	11.745527	to	11.745527	4,079,737	1.40%	to	1.40%	0.00%	to	0.00%	(6.85)%	to	(6.85)%
2010	375,963	12.609794	to	12.609794	4,740,816	1.40%	to	1.40%	0.00%	to	0.00%	26.10%	to	26.10%
Federated Capital Appreciation Fund II
2011	2,081,309	5.603274	to	10.612910	11,844,055	0.45%	to	1.40%	0.72%	to	0.75%	(6.61)%	to	(5.72)%
2010	2,525,232	5.999878	to	11.256632	15,361,577	0.45%	to	1.40%	0.22%	to	0.22%	11.50%	to	12.57%
2009	549,878	5.380947	to	5.484660	2,990,822	1.20%	to	1.40%	1.10%	to	1.13%	11.90%	to	12.13%
2008	635,989	4.808581	to	4.891476	3,086,071	1.20%	to	1.40%	0.39%	to	0.39%	(30.35)%	to	(30.21)%
2007	980,603	6.903852	to	7.008822	6,825,306	1.20%	to	1.40%	0.83%	to	0.86%	8.35%	to	8.57%
Federated Fund for U.S. Government Securities Fund II
2011	143,160	15.705661	to	20.366301	2,470,601	0.45%	to	1.40%	4.39%	to	4.57%	4.31%	to	5.30%
2010	179,283	15.057148	to	19.340782	2,941,483	0.45%	to	1.40%	4.34%	to	4.68%	3.71%	to	4.70%
2009	184,732	14.519178	to	18.473467	2,966,598	0.45%	to	1.40%	4.95%	to	4.95%	3.75%	to	4.74%
2008	199,843	13.994891	to	17.638036	3,069,915	0.45%	to	1.40%	4.74%	to	5.33%	2.83%	to	3.81%
2007	229,421	13.609863	to	16.990614	3,410,205	0.45%	to	1.40%	4.32%	to	4.75%	4.81%	to	5.81%
Federated High Income Bond Fund II
2011	184,798	17.249737	to	24.867664	3,391,919	0.45%	to	1.40%	9.17%	to	9.31%	3.71%	to	4.69%
2010	225,515	16.633394	to	23.752486	3,975,041	0.45%	to	1.40%	8.13%	to	8.15%	13.14%	to	14.22%
2009	276,134	14.702176	to	20.796321	4,271,860	0.45%	to	1.40%	9.90%	to	11.18%	50.73%	to	52.16%
2008	313,368	9.754141	to	13.667092	3,197,899	0.45%	to	1.40%	10.28%	to	10.44%	(27.02)%	to	(26.33)%
2007	445,777	13.366117	to	18.550752	6,235,458	0.45%	to	1.40%	7.80%	to	8.39%	1.99%	to	2.96%
Federated Prime Money Fund II
2011	178,407	11.433826	to	11.735000	2,070,502	1.20%	to	1.40%	0.00%	to	0.00%	(1.39)%	to	(1.19)%
2010	221,776	11.595029	to	11.876670	2,603,370	1.20%	to	1.40%	0.00%	to	0.00%	(1.39)%	to	(1.19)%
2009	124,095	8.487470	to	11.758399	1,476,184	1.20%	to	1.40%	0.16%	to	0.48%	(0.94)%	to	(0.75)%
2008	177,809	8.388650	to	12.110297	2,137,504	1.20%	to	1.40%	2.37%	to	2.50%	1.12%	to	1.32%
2007	199,546	8.295994	to	11.952620	2,367,028	1.20%	to	1.40%	4.61%	to	4.69%	3.35%	to	3.56%
Federated Quality Bond Fund II
2011	101,669	16.093053	to	16.468720	1,651,179	1.20%	to	1.40%	5.25%	to	5.36%	0.85%	to	1.05%
2010	116,758	15.957308	to	16.297193	1,877,846	1.20%	to	1.40%	4.82%	to	5.21%	7.00%	to	7.21%
2009	128,228	14.913909	to	15.201144	1,924,215	1.20%	to	1.40%	6.58%	to	6.98%	18.76%	to	19.00%
2008	131,616	12.557936	to	12.774241	1,661,276	1.20%	to	1.40%	5.58%	to	5.70%	(8.58)%	to	(8.39)%
2007	175,845	13.736105	to	13.944782	2,427,740	1.20%	to	1.40%	4.59%	to	5.41%	3.92%	to	4.13%
Federated Managed Volatility Fund II+
2011	1,013,593	10.336425	to	17.943382	10,618,641	0.45%	to	1.40%	3.44%	to	4.09%	3.32%	to	4.30%
2010	1,206,657	10.004570	to	17.203139	12,224,526	0.45%	to	1.40%	1.52%	to	6.29%	10.53%	to	11.58%
2009	223,338	9.051780	to	15.417668	2,069,793	0.45%	to	1.40%	4.97%	to	6.18%	26.50%	to	27.70%
2008	259,957	7.155846	to	12.073238	1,888,616	0.45%	to	1.40%	6.05%	to	6.50%	(21.49)%	to	(20.74)%
2007	346,420	9.114249	to	15.231899	3,204,459	0.45%	to	1.40%	4.81%	to	5.25%	2.59%	to	3.57%

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2011

Sub-Account	Units	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Lowest to Highest***
Federated Kaufmann Fund II
2011	586,098	$9.949692	to	$9.989583	$5,843,187	1.20%	to	1.40%	1.10%	to	1.12%	(14.49)%	to	(14.32)%
2010	697,789	11.635508	to	11.658808	8,127,100	1.20%	to	1.40%	0.00%	to	0.00%	16.36%	to	16.59%
NVIT Developing Markets Fund
2011	23,701	18.292018	to	18.292018	433,547	0.45%	to	0.45%	0.28%	to	0.28%	(22.75)%	to	(22.75)%
2010	30,599	23.680104	to	23.680104	724,599	0.45%	to	0.45%	0.00%	to	0.00%	15.62%	to	15.62%
2009	37,843	20.481238	to	20.481238	775,074	0.45%	to	0.45%	1.18%	to	1.18%	61.50%	to	61.50%
2008	43,412	12.681828	to	12.681828	550,547	0.45%	to	0.45%	0.65%	to	0.65%	(58.05)%	to	(58.05)%
2007	58,451	30.229761	to	30.229761	1,766,975	0.45%	to	0.45%	0.44%	to	0.44%	42.87%	to	42.87%
Hartford Advisers HLS Fund
2011	17,487,420	1.221833	to	11.857951	76,812,963	1.15%	to	1.85%	1.55%	to	1.58%	(0.01)%	to	0.69%
2010	20,549,845	1.213444	to	11.859332	90,191,498	1.15%	to	1.85%	1.34%	to	1.41%	10.08%	to	10.86%
2009	12,710,179	1.623834	to	14.165436	43,667,427	1.15%	to	1.85%	3.51%	to	3.89%	12.90%	to	13.70%
2008	13,756,454	1.428229	to	12.546522	41,565,827	1.15%	to	1.85%	5.81%	to	5.84%	(9.32)%	to	(8.68)%
2007	16,509,917	1.564006	to	13.835771	54,842,074	1.15%	to	1.85%	4.91%	to	7.68%	2.75%	to	3.47%
Hartford Total Return Bond HLS Fund
2011	10,985,568	1.825436	to	15.702715	41,373,187	1.15%	to	1.85%	0.21%	to	0.21%	5.03%	to	5.77%
2010	11,698,517	1.725873	to	14.950586	42,268,511	1.15%	to	1.85%	2.93%	to	3.96%	5.54%	to	6.28%
2009	12,710,179	1.623834	to	14.165436	43,667,427	1.15%	to	1.85%	3.51%	to	3.89%	12.90%	to	13.70%
2008	13,756,454	1.428229	to	12.546522	41,565,827	1.15%	to	1.85%	5.81%	to	5.84%	(9.32)%	to	(8.68)%
2007	16,509,917	1.564006	to	13.835771	54,842,074	1.15%	to	1.85%	4.91%	to	7.68%	2.75%	to	3.47%
Hartford Capital Appreciation HLS Fund
2011	8,519,087	1.856089	to	1.958237	16,425,053	1.25%	to	1.85%	0.67%	to	0.69%	(13.03)%	to	(12.51)%
2010	10,362,163	2.134209	to	2.238175	22,867,961	1.25%	to	1.85%	0.71%	to	0.72%	14.37%	to	15.06%
2009	12,172,401	1.866095	to	1.945315	23,383,538	1.25%	to	1.85%	0.93%	to	0.97%	43.00%	to	43.86%
2008	12,545,620	1.304984	to	1.352240	16,786,627	1.25%	to	1.85%	1.55%	to	1.76%	(46.60)%	to	(46.27)%
2007	13,867,330	2.443550	to	2.516838	34,600,279	1.25%	to	1.85%	0.11%	to	0.12%	14.69%	to	15.38%
Hartford Dividend and Growth HLS Fund
2011	6,630,755	1.457501	to	1.613034	10,877,641	1.15%	to	1.85%	1.40%	to	2.02%	(0.54)%	to	0.16%
2010	7,246,795	1.465434	to	1.610478	11,967,028	1.15%	to	1.85%	1.80%	to	1.86%	11.13%	to	11.91%
2009	7,737,625	1.318634	to	1.439054	11,507,488	1.15%	to	1.85%	1.93%	to	2.29%	22.39%	to	23.25%
2008	8,087,858	1.077392	to	1.167585	9,732,830	1.15%	to	1.85%	2.03%	to	2.28%	(33.67)%	to	(33.21)%
2007	8,682,646	1.624355	to	1.748028	15,745,876	1.15%	to	1.85%	1.57%	to	1.90%	6.27%	to	7.02%
Hartford Global Growth HLS Fund
2011	1,950,379	8.384589	to	9.677207	37,837,842	1.25%	to	1.85%	0.03%	to	0.03%	(15.47)%	to	(14.96)%
2010	2,243,729	9.918745	to	11.438359	50,780,592	1.15%	to	1.85%	0.25%	to	0.28%	12.16%	to	12.95%
2009	2,595,695	8.843557	to	10.127389	51,905,480	1.15%	to	1.85%	0.46%	to	0.70%	33.16%	to	34.09%
2008	3,063,342	6.910386	to	7.552629	45,666,574	1.15%	to	1.85%	0.71%	to	1.21%	(53.33)%	to	(53.00)%
2007	3,612,564	14.231523	to	16.070485	114,822,943	1.15%	to	1.85%	0.05%	to	0.06%	22.76%	to	23.62%
Hartford Disciplined Equity HLS Fund
2011	1,626,365	10.675960	to	11.361065	33,847,937	1.15%	to	1.85%	1.08%	to	1.18%	(0.70)%	to	(0.00)%
2010	1,878,453	10.751431	to	11.361528	38,988,032	1.15%	to	1.85%	1.13%	to	1.27%	11.96%	to	12.74%
2009	2,210,460	9.603214	to	10.077432	40,712,641	1.15%	to	1.85%	1.22%	to	1.50%	23.35%	to	24.21%
2008	2,633,421	7.785676	to	8.113158	39,066,373	1.15%	to	1.85%	1.11%	to	1.21%	(38.42)%	to	(37.99)%
2007	3,236,668	12.643764	to	13.083447	77,720,536	1.15%	to	1.85%	0.93%	to	1.00%	6.36%	to	7.11%

Sub-Account	Units	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Lowest to Highest***
Hartford Growth HLS Fund
2011	874,396	$1.174510	to	$1.244686	$1,068,305	1.25%	to	1.85%	0.11%	to	0.16%	(10.62)%	to	(10.08)%
2010	960,938	1.314093	to	1.384274	1,308,524	1.25%	to	1.85%	0.03%	to	0.03%	17.18%	to	17.89%
2009	666,112	1.121397	to	1.183242	768,462	1.15%	to	1.85%	0.47%	to	0.49%	31.78%	to	32.71%
2008	926,659	0.850951	to	0.891619	810,573	1.15%	to	1.85%	0.25%	to	0.26%	(42.86)%	to	(42.45)%
2007	1,034,315	1.489157	to	1.549411	1,575,631	1.15%	to	1.85%	0.02%	to	0.02%	14.64%	to	15.45%
Hartford Growth Opportunities HLS Fund
2011	24,574,334	1.489016	to	14.345437	163,030,088	1.15%	to	1.85%	0.00%	to	0.00%	(10.54)%	to	(9.92)%
2010	28,235,809	1.652911	to	16.036420	208,802,518	1.15%	to	1.85%	0.01%	to	0.01%	15.41%	to	16.22%
2009	32,778,778	1.422193	to	13.894899	209,593,120	1.15%	to	1.85%	0.35%	to	0.72%	27.23%	to	28.12%
2008	30,045,498	1.110015	to	10.921007	148,255,083	1.15%	to	1.85%	0.36%	to	0.40%	(46.66)%	to	(46.29)%
2007	35,920,618	2.066578	to	20.475593	331,515,240	1.15%	to	1.85%	0.13%	to	0.16%	27.28%	to	28.17%
Hartford High Yield HLS Fund
2011	766,700	15.195206	to	15.604396	14,844,025	1.15%	to	1.85%	7.90%	to	8.83%	2.78%	to	3.50%
2010	877,480	14.784791	to	15.077028	16,453,564	1.15%	to	1.85%	0.50%	to	0.63%	14.02%	to	14.82%
2009	1,012,088	12.966662	to	13.130790	16,409,608	1.15%	to	1.85%	6.79%	to	9.47%	47.71%	to	48.74%
2008	1,030,942	8.778773	to	8.827974	11,281,564	1.15%	to	1.85%	9.29%	to	10.33%	(26.60)%	to	(26.09)%
2007	1,320,865	11.943777	to	11.960722	19,641,246	1.15%	to	1.85%	6.93%	to	8.01%	0.90%	to	1.61%
Hartford Index HLS Fund
2011	2,200,669	9.361830	to	19.111340	39,423,734	0.45%	to	1.85%	1.61%	to	1.65%	(0.06)%	to	1.35%
2010	2,565,906	9.367071	to	18.856035	45,647,223	0.45%	to	1.85%	1.60%	to	1.63%	12.63%	to	14.22%
2009	3,002,179	8.316491	to	16.508695	46,942,350	0.45%	to	1.85%	1.99%	to	2.10%	23.84%	to	25.58%
2008	3,591,679	6.715752	to	13.145816	44,749,679	0.45%	to	1.85%	1.89%	to	2.13%	(38.27)%	to	(37.39)%
2007	4,511,635	10.878662	to	20.997695	89,944,544	0.45%	to	1.85%	1.52%	to	1.60%	3.27%	to	4.73%
Hartford International Opportunities HLS Fund
2011	16,576,100	1.886946	to	2.003121	32,546,146	1.15%	to	1.85%	0.04%	to	0.04%	(15.55)%	to	(14.96)%
2010	19,370,216	2.234419	to	2.355401	44,828,675	1.15%	to	1.85%	0.88%	to	1.19%	12.39%	to	13.18%
2009	19,871,999	1.988092	to	2.081136	40,733,416	1.15%	to	1.85%	1.27%	to	1.91%	31.01%	to	31.93%
2008	23,359,163	1.517501	to	1.577423	36,384,883	1.15%	to	1.85%	2.06%	to	2.18%	(43.31)%	to	(42.91)%
2007	28,623,715	2.676742	to	2.762977	78,283,402	1.15%	to	1.85%	1.07%	to	2.16%	25.09%	to	25.97%
Hartford Small/Mid Cap Equity HLS Fund
2011	867,645	15.589739	to	15.763236	13,413,584	1.25%	to	1.85%	0.00%	to	0.00%	(2.95)%	to	(2.36)%
2010	976,839	15.967311	to	16.242310	15,504,140	1.25%	to	1.85%	0.66%	to	0.72%	23.53%	to	24.27%
2009	1,141,044	12.848900	to	13.148741	14,606,139	1.25%	to	1.85%	0.26%	to	0.30%	45.16%	to	46.03%
2008	1,322,845	8.798670	to	9.058181	11,624,460	1.25%	to	1.85%	0.30%	to	0.32%	(47.83)%	to	(47.51)%
2007	1,704,063	16.763168	to	17.361833	28,569,292	1.25%	to	1.85%	0.43%	to	0.45%	9.61%	to	10.27%
Hartford MidCap Value HLS Fund
2011	1,775,308	11.009718	to	11.110693	19,673,422	1.25%	to	1.85%	0.01%	to	0.01%	(10.24)%	to	(9.70)%
2010	3,966,053	12.265288	to	12.303612	73,078,887	1.25%	to	1.85%	0.59%	to	0.60%	22.65%	to	23.04%
Hartford Money Market HLS Fund
2011	8,778,164	1.157377	to	10.632838	18,219,646	1.15%	to	1.85%	0.00%	to	0.00%	(1.83)%	to	(1.15)%
2010	9,966,793	1.170814	to	10.831387	20,705,632	1.15%	to	1.85%	0.00%	to	0.00%	(1.83)%	to	(1.14)%
2009	13,003,463	1.184339	to	11.033642	27,953,846	1.15%	to	1.85%	0.06%	to	0.06%	(1.77)%	to	(1.08)%
2008	20,200,823	1.197239	to	11.232023	44,231,701	1.15%	to	1.85%	2.04%	to	2.19%	0.26%	to	0.97%
2007	16,706,213	1.185768	to	11.202888	35,550,614	1.15%	to	1.85%	4.81%	to	4.82%	3.02%	to	3.75%

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2011

Sub-Account	Units	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Lowest to Highest***
Hartford SmallCap Growth HLS Fund
2011	1,549,446	$14.784776	to	$21.132133	$45,049,493	1.25%	to	1.85%	0.00%	to	0.00%	(0.44)%	to	0.16%
2010	1,769,478	14.849879	to	21.098106	51,160,829	1.25%	to	1.85%	0.00%	to	0.00%	34.06%	to	34.86%
2009	2,108,641	11.077238	to	15.709621	44,795,138	1.15%	to	1.85%	0.09%	to	0.09%	32.91%	to	33.84%
2008	2,420,572	8.334477	to	11.737397	38,368,107	1.15%	to	1.85%	0.42%	to	0.44%	(38.57)%	to	(38.14)%
2007	3,030,391	13.567898	to	18.973926	77,347,764	1.15%	to	1.85%	0.25%	to	0.39%	(3.64)%	to	(2.96)%
Hartford Stock HLS Fund
2011	3,012,788	1.459176	to	10.363229	4,294,101	1.25%	to	1.85%	1.12%	to	1.30%	(2.91)%	to	(2.32)%
2010	3,655,722	1.424468	to	1.493889	5,349,855	1.25%	to	1.85%	1.11%	to	1.20%	12.70%	to	13.38%
2009	4,157,062	1.263962	to	1.317644	5,376,359	1.25%	to	1.85%	1.52%	to	1.55%	38.94%	to	39.78%
2008	5,099,660	0.909709	to	0.942674	4,733,188	1.25%	to	1.85%	1.68%	to	1.89%	(44.18)%	to	(43.84)%
2007	6,320,013	1.629591	to	1.678493	10,471,255	1.25%	to	1.85%	0.83%	to	0.91%	3.96%	to	4.59%
Hartford U.S. Government Securities HLS Fund
2011	1,364,646	13.623379	to	15.080824	31,058,243	1.25%	to	1.85%	2.56%	to	2.74%	2.95%	to	3.57%
2010	1,593,018	13.232631	to	14.636234	35,213,842	1.15%	to	1.85%	4.39%	to	4.79%	1.89%	to	2.61%
2009	1,881,590	12.987128	to	14.264487	40,816,080	1.15%	to	1.85%	0.03%	to	0.03%	1.49%	to	2.20%
2008	2,232,090	12.797050	to	13.957683	47,014,700	1.15%	to	1.85%	7.50%	to	8.52%	(2.47)%	to	(1.78)%
2007	2,595,739	13.120403	to	14.210526	55,108,501	1.15%	to	1.85%	3.38%	to	3.93%	2.47%	to	3.19%
Hartford Value HLS Fund
2011	19,409,482	1.207475	to	1.301127	24,613,023	1.15%	to	1.85%	0.30%	to	1.59%	(3.75)%	to	(3.08)%
2010	22,718,105	1.254582	to	1.342444	29,790,970	1.15%	to	1.85%	1.30%	to	1.44%	12.57%	to	13.36%
2009	1,384,644	1.114500	to	1.184249	1,603,224	1.15%	to	1.85%	1.24%	to	1.77%	22.09%	to	22.95%
2008	1,754,928	0.912838	to	0.963202	1,658,662	1.15%	to	1.85%	1.36%	to	1.74%	(35.25)%	to	(34.79)%
2007	2,191,587	1.409712	to	1.477075	3,185,166	1.15%	to	1.85%	1.17%	to	1.32%	6.98%	to	7.73%
ING JPMorgan Emerging Markets Equity Portfolio
2011	25,623	15.695341	to	15.695341	402,160	0.45%	to	0.45%	1.04%	to	1.04%	(18.42)%	to	(18.42)%
2010	39,197	19.238862	to	19.238862	754,099	0.45%	to	0.45%	0.82%	to	0.82%	20.09%	to	20.09%
2009	29,912	16.020683	to	16.020683	479,215	0.45%	to	0.45%	1.63%	to	1.63%	71.24%	to	71.24%
2008	15,291	9.355467	to	9.355467	143,050	0.45%	to	0.45%	2.37%	to	2.37%	(51.37)%	to	(51.37)%
2007	26,521	19.238770	to	19.238770	510,223	0.45%	to	0.45%	1.28%	to	1.28%	38.18%	to	38.18%
ING Global Resources Portfolio
2011	35,893	12.337739	to	12.337739	442,837	0.45%	to	0.45%	0.50%	to	0.50%	(9.56)%	to	(9.56)%
2010	49,153	13.642147	to	13.642147	670,547	0.45%	to	0.45%	1.05%	to	1.05%	21.10%	to	21.10%
2009	44,400	11.265332	to	11.265332	500,179	0.45%	to	0.45%	0.31%	to	0.31%	36.90%	to	36.90%
2008	49,335	8.229019	to	8.229019	405,977	0.45%	to	0.45%	1.88%	to	1.88%	(41.27)%	to	(41.27)%
2007	58,425	14.010498	to	14.010498	818,561	0.45%	to	0.45%	0.01%	to	0.01%	40.11%	to	40.11%
Invesco V.I. Global Health Care Fund
2011	20,879	23.296175	to	23.296175	486,393	0.45%	to	0.45%	0.00%	to	0.00%	3.48%	to	3.48%
2010	27,071	22.512051	to	22.512051	609,415	0.45%	to	0.45%	0.00%	to	0.00%	4.82%	to	4.82%
2009	31,758	21.476816	to	21.476816	682,067	0.45%	to	0.45%	0.35%	to	0.35%	27.10%	to	27.10%
2008	32,950	16.897448	to	16.897448	556,775	0.45%	to	0.45%	0.00%	to	0.00%	(28.94)%	to	(28.94)%
2007	41,368	23.779083	to	23.779083	983,696	0.45%	to	0.45%	0.00%	to	0.00%	11.35%	to	11.35%

Sub-Account	Units	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Lowest to Highest***
Invesco V.I. Technology Fund
2011	59,455	$14.341716	to	$14.341716	$852,691	0.45%	to	0.45%	0.18%	to	0.18%	(5.48)%	to	(5.48)%
2010	66,313	15.173279	to	15.173279	1,006,178	0.45%	to	0.45%	0.00%	to	0.00%	20.76%	to	20.76%
2009	67,511	12.564866	to	12.564866	848,264	0.45%	to	0.45%	0.00%	to	0.00%	56.69%	to	56.69%
2008	72,433	8.018763	to	8.018763	580,820	0.45%	to	0.45%	0.00%	to	0.00%	(44.75)%	to	(44.75)%
2007	105,891	14.514379	to	14.514379	1,536,935	0.45%	to	0.45%	0.00%	to	0.00%	7.22%	to	7.22%
MFS® Growth Series
2011	142,019	12.105043	to	22.600384	1,926,882	0.45%	to	1.40%	0.19%	to	0.19%	(1.71)%	to	(0.77)%
2010	161,707	12.315808	to	22.776332	2,294,949	0.45%	to	1.40%	0.11%	to	0.12%	13.74%	to	14.82%
2009	171,274	10.828514	to	19.836618	2,116,856	0.45%	to	1.40%	0.31%	to	0.32%	35.76%	to	37.06%
2008	200,000	7.976142	to	14.473275	1,776,731	0.45%	to	1.40%	0.22%	to	0.22%	(38.29)%	to	(37.70)%
2007	237,379	12.924971	to	23.230936	3,392,956	0.45%	to	1.40%	0.00%	to	0.00%	19.49%	to	20.63%
MFS® High Income Series
2011	77,701	15.096130	to	22.101321	1,245,473	0.45%	to	1.40%	7.46%	to	8.95%	2.66%	to	3.64%
2010	81,884	14.705348	to	21.325618	1,286,055	0.45%	to	1.40%	7.17%	to	7.34%	13.14%	to	14.22%
2009	87,801	12.997699	to	18.671075	1,210,434	0.45%	to	1.40%	7.91%	to	8.27%	43.07%	to	44.43%
2008	106,868	9.056071	to	12.886122	1,026,699	0.45%	to	1.40%	9.11%	to	9.52%	(29.49)%	to	(28.81)%
2007	148,452	12.842975	to	18.101609	2,004,902	0.45%	to	1.40%	6.79%	to	7.13%	0.35%	to	1.31%
MFS® Strategic Income Series
2011	13,652	20.360842	to	20.360842	277,968	0.45%	to	0.45%	5.65%	to	5.65%	4.27%	to	4.27%
2010	11,460	19.527763	to	19.527763	223,798	0.45%	to	0.45%	4.65%	to	4.65%	9.61%	to	9.61%
2009	14,158	17.814954	to	17.814954	252,218	0.45%	to	0.45%	9.34%	to	9.34%	23.69%	to	23.69%
2008	18,224	14.402608	to	14.402608	262,470	0.45%	to	0.45%	6.39%	to	6.39%	(12.43)%	to	(12.43)%
2007	15,228	16.447182	to	16.447182	250,460	0.45%	to	0.45%	4.86%	to	4.86%	3.22%	to	3.22%
Neuberger Berman AMT Short Duration Bond Portfolio
2011	36,521	15.134949	to	15.134949	552,753	0.45%	to	0.45%	3.50%	to	3.50%	(0.16)%	to	(0.16)%
2010	32,142	15.159439	to	15.159439	487,258	0.45%	to	0.45%	5.41%	to	5.41%	4.81%	to	4.81%
2009	26,957	14.463430	to	14.463430	389,884	0.45%	to	0.45%	8.92%	to	8.92%	12.82%	to	12.82%
2008	21,142	12.820175	to	12.820175	271,040	0.45%	to	0.45%	4.77%	to	4.77%	(13.82)%	to	(13.82)%
2007	25,002	14.875593	to	14.875593	371,914	0.45%	to	0.45%	2.63%	to	2.63%	4.30%	to	4.30%
Neuberger Berman AMT Partners Portfolio
2011	56,793	17.263946	to	17.263946	980,478	0.45%	to	0.45%	0.00%	to	0.00%	(11.76)%	to	(11.76)%
2010	63,494	19.563912	to	19.563912	1,242,189	0.45%	to	0.45%	0.66%	to	0.66%	15.15%	to	15.15%
2009	70,054	16.990397	to	16.990397	1,190,248	0.45%	to	0.45%	2.60%	to	2.60%	55.37%	to	55.37%
2008	74,666	10.935177	to	10.935177	816,481	0.45%	to	0.45%	0.60%	to	0.60%	(52.61)%	to	(52.61)%
2007	68,815	23.073442	to	23.073442	1,587,805	0.45%	to	0.45%	0.64%	to	0.64%	8.85%	to	8.85%
Pioneer Fund VCT Portfolio
2011	40,659	11.839666	to	11.839666	481,387	0.45%	to	0.45%	1.56%	to	1.56%	(4.73)%	to	(4.73)%
2010	42,275	12.427931	to	12.427931	525,392	0.45%	to	0.45%	1.37%	to	1.37%	15.51%	to	15.51%
2009	50,949	10.759591	to	10.759591	548,189	0.45%	to	0.45%	1.82%	to	1.82%	24.64%	to	24.64%
2008	44,933	8.632715	to	8.632715	387,893	0.45%	to	0.45%	1.78%	to	1.78%	(34.56)%	to	(34.56)%
2007	62,926	13.192397	to	13.192397	830,140	0.45%	to	0.45%	1.20%	to	1.20%	4.52%	to	4.52%

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2011

Sub-Account	Units	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Lowest to Highest***
DWS International VIP
2011	56,582	$13.776911	to	$13.776911	$779,526	1.40%	to	1.40%	1.83%	to	1.83%	(17.83)%	to	(17.83)%
2010	64,042	16.766484	to	16.766484	1,073,759	1.40%	to	1.40%	2.12%	to	2.12%	0.21%	to	0.21%
2009	73,636	16.731430	to	16.731430	1,232,031	1.40%	to	1.40%	4.37%	to	4.37%	31.66%	to	31.66%
2008	78,552	12.707678	to	12.707678	998,212	1.40%	to	1.40%	1.39%	to	1.39%	(48.93)%	to	(48.93)%
2007	85,382	24.884796	to	24.884796	2,124,721	1.40%	to	1.40%	2.47%	to	2.47%	13.00%	to	13.00%
Pioneer Growth Opportunities VCT Portfolio
2011	41,450	21.958676	to	21.958676	910,188	0.45%	to	0.45%	0.00%	to	0.00%	(2.70)%	to	(2.70)%
2010	46,001	22.567845	to	22.567845	1,038,162	0.45%	to	0.45%	0.00%	to	0.00%	19.68%	to	19.68%
2009	49,628	18.856765	to	18.856765	935,814	0.45%	to	0.45%	0.00%	to	0.00%	43.91%	to	43.91%
2008	55,434	13.102911	to	13.102911	726,348	0.45%	to	0.45%	0.00%	to	0.00%	(35.78)%	to	(35.78)%
2007	61,928	20.403279	to	20.403279	1,263,530	0.45%	to	0.45%	0.00%	to	0.00%	(4.29)%	to	(4.29)%
Van Eck VIP Global Bond Fund
2011	12,010	22.186122	to	22.186122	266,434	0.45%	to	0.45%	8.40%	to	8.40%	7.65%	to	7.65%
2010	14,969	20.608677	to	20.608677	308,493	0.45%	to	0.45%	3.41%	to	3.41%	5.72%	to	5.72%
2009	14,063	19.493740	to	19.493740	274,139	0.45%	to	0.45%	4.69%	to	4.69%	5.51%	to	5.51%
2008	22,296	18.476518	to	18.476518	411,951	0.45%	to	0.45%	7.28%	to	7.28%	3.14%	to	3.14%
2007	18,699	17.913669	to	17.913669	334,965	0.45%	to	0.45%	6.04%	to	6.04%	9.22%	to	9.22%
Van Eck VIP Global Hard Assets Fund
2011	63,670	33.689418	to	33.689418	2,144,989	0.45%	to	0.45%	1.28%	to	1.28%	(16.83)%	to	(16.83)%
2010	72,297	40.504424	to	40.504424	2,928,359	0.45%	to	0.45%	0.35%	to	0.35%	28.66%	to	28.66%
2009	73,445	31.482933	to	31.482933	2,312,270	0.45%	to	0.45%	0.13%	to	0.13%	56.83%	to	56.83%
2008	30,656	20.074644	to	20.074644	615,397	0.45%	to	0.45%	0.31%	to	0.31%	(46.37)%	to	(46.37)%
2007	43,561	37.429332	to	37.429332	1,630,475	0.45%	to	0.45%	0.11%	to	0.11%	44.71%	to	44.71%
Wells Fargo Advantage VT Index Asset Allocation Fund
2011	120,608	12.107067	to	12.107067	1,460,200	1.40%	to	1.40%	3.03%	to	3.03%	5.00%	to	5.00%
2010	138,879	11.530034	to	11.530034	1,601,282	1.40%	to	1.40%	1.76%	to	1.76%	11.71%	to	11.71%
2009	169,030	10.320991	to	10.320991	1,744,553	1.40%	to	1.40%	2.05%	to	2.05%	13.85%	to	13.85%
2008	175,992	9.065403	to	9.065403	1,595,432	1.40%	to	1.40%	2.37%	to	2.37%	(30.10)%	to	(30.10)%
2007	234,549	12.969137	to	12.969137	3,041,891	1.40%	to	1.40%	2.16%	to	2.16%	6.10%	to	6.10%
Wells Fargo Advantage VT Total Return Bond Fund
2011	181,110	23.123450	to	23.123450	4,187,874	1.40%	to	1.40%	2.69%	to	2.69%	6.82%	to	6.82%
2010	223,397	21.647762	to	21.647762	4,836,033	1.40%	to	1.40%	3.39%	to	3.39%	5.57%	to	5.57%
2009	269,209	20.506317	to	20.506317	5,520,480	1.40%	to	1.40%	4.53%	to	4.53%	10.46%	to	10.46%
2008	327,645	18.564273	to	18.564273	6,082,489	1.40%	to	1.40%	4.77%	to	4.77%	0.96%	to	0.96%
2007	448,291	18.388348	to	18.388348	8,243,330	1.40%	to	1.40%	4.57%	to	4.57%	4.72%	to	4.72%
Wells Fargo Advantage VT Intrinsic Value Fund
2011	575,388	16.660211	to	16.660211	9,586,090	1.40%	to	1.40%	0.53%	to	0.53%	(3.51)%	to	(3.51)%
2010	669,818	17.267065	to	17.267065	11,565,790	1.40%	to	1.40%	0.86%	to	0.86%	12.25%	to	12.25%
Wells Fargo Advantage VT International Equity Fund
2011	7,625	10.468544	to	10.468544	79,824	1.40%	to	1.40%	0.18%	to	0.18%	(14.12)%	to	(14.12)%
2010	7,758	12.189978	to	12.189978	94,576	1.40%	to	1.40%	0.00%	to	0.00%	21.90%	to	21.90%
2009	11,970	6.964463	to	6.964463	83,364	1.40%	to	1.40%	2.92%	to	2.92%	11.09%	to	11.09%
2008	13,616	6.269214	to	6.269214	85,360	1.40%	to	1.40%	1.98%	to	1.98%	(44.20)%	to	(44.20)%
2007	18,129	11.234586	to	11.234586	203,672	1.40%	to	1.40%	0.01%	to	0.01%	11.10%	to	11.10%

Sub-Account	Units	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Lowest to Highest***
Wells Fargo Advantage VT Small Cap Growth Fund
2011	96,413	$17.971076	to	$17.971076	$1,732,648	1.40%	to	1.40%	0.00%	to	0.00%	(5.92)%	to	(5.92)%
2010	103,208	19.102545	to	19.102545	1,971,546	1.40%	to	1.40%	0.00%	to	0.00%	25.01%	to	25.01%
2009	122,831	15.280749	to	15.280749	1,876,941	1.40%	to	1.40%	0.00%	to	0.00%	50.53%	to	50.53%
2008	145,310	10.151582	to	10.151582	1,475,129	1.40%	to	1.40%	0.00%	to	0.00%	(42.24)%	to	(42.24)%
2007	185,191	17.574798	to	17.574798	3,254,692	1.40%	to	1.40%	0.00%	to	0.00%	12.23%	to	12.23%
Wells Fargo Advantage VT Discovery Fund
2011	19,110	29.471008	to	29.471008	563,205	0.45%	to	0.45%	0.00%	to	0.00%	(0.03)%	to	(0.03)%
2010	21,874	29.479222	to	29.479222	644,843	0.45%	to	0.45%	0.00%	to	0.00%	34.93%	to	34.93%
2009	18,730	21.847241	to	21.847241	409,200	0.45%	to	0.45%	0.00%	to	0.00%	39.68%	to	39.68%
2008	22,151	15.641520	to	15.641520	346,481	0.45%	to	0.45%	0.00%	to	0.00%	(44.61)%	to	(44.61)%
2007	38,155	28.236983	to	28.236983	1,077,392	0.45%	to	0.45%	0.00%	to	0.00%	21.78%	to	21.78%
Wells Fargo Advantage VT Opportunity Fund+
2011	11,186	10.363058	to	10.363058	115,918	1.40%	to	1.40%	0.00%	to	0.00%	3.63%	to	3.63%

  *  This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns. Prior to January 1, 2011, the expense ratios presented within the financial highlights table reflected non-annualized expense rates. For the current and prior periods presented above, these rates have been annualized to reflect the charges that would have been incurred over the entire fiscal year.

  **  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub- Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  ***  This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

  #  Rounded unit values. Where only one unit value exists, it is presented in both the lowest and highest columns.

  +  See Note 1 for additional information related to this Sub-Account.

A summary of expense charges is provided in Note 3.

Riders:

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account Value) for various rider charges: Enhanced Death Benefit charge maximum of 0.45%, Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units as specified in the product prospectus.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Union Security Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related statements of operations, of comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Union Security Insurance Company and its subsidiaries (the "Company"), an indirect wholly-owned subsidiary of Assurant, Inc. at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the accompanying financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 23, 2012

Union Security Insurance Company
Consolidated Balance Sheets
At December 31, 2011 and 2010

	December 31,
	2011	2010
	(In thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $2,526,001 in 2011 and $2,537,606 in 2010)	$2,865,934	$2,716,856
Equity securities available for sale, at fair value (cost — $81,143 in 2011 and $126,626 in 2010)	80,881	128,768
Commercial mortgage loans on real estate, at amortized cost	671,104	702,311
Policy loans	12,822	13,241
Short-term investments	82,664	53,246
Collateral held/pledged under securities agreements	42,666	57,039
Other investments	103,053	92,117
Total investments	3,859,124	3,763,578
Cash and cash equivalents	5,741	24,516
Premiums and accounts receivable, net	66,510	71,203
Reinsurance recoverables	1,820,067	1,744,688
Accrued investment income	42,266	41,929
Deferred acquisition costs	29,419	31,222
Deferred income taxes, net	—	8,115
Goodwill	17,285	17,285
Value of business acquired	14,833	16,697
Other intangible assets, net	20,123	21,910
Other assets	10,528	12,726
Assets held in separate accounts	1,469,782	1,764,702
Total assets	$7,355,678	$7,518,571
Liabilities
Future policy benefits and expenses	$2,846,881	$2,881,526
Unearned premiums	32,291	33,871
Claims and benefits payable	1,760,577	1,741,250
Commissions payable	14,333	14,666
Deferred gain on disposal of businesses	86,034	99,897
Obligation under securities agreements	42,830	57,467
Accounts payable and other liabilities	152,317	154,750
Deferred income taxes, net	18,453	—
Tax payable	11,938	16,944
Liabilities related to separate accounts	1,469,782	1,764,702
Total liabilities	6,435,436	6,765,073
Commitments and Contingencies (Note 16)
Stockholder's Equity
Common stock, par value $5 per share, 1,000,000 shares authorized, issued, and outstanding	5,000	5,000
Additional paid-in capital	497,211	475,635
Retained earnings	200,961	158,846
Accumulated other comprehensive income	217,070	114,017
Total stockholder's equity	920,242	753,498
Total liabilities and stockholder's equity	$7,355,678	$7,518,571

See the accompanying notes to the consolidated financial statements.

Union Security Insurance Company
Consolidated Statements of Operations
Years Ended December 31, 2011, 2010 and 2009

	Years ended December 31,
	2011	2010	2009
	(In thousands)
Revenues
Net earned premiums and other considerations	$1,053,182	$1,116,247	$1,092,512
Net investment income	203,535	212,475	216,725
Net realized gains (losses) on investments, excluding other-than-temporary investment losses	3,435	11,458	(13,925)
Total other-than-temporary investment losses	(3,296)	(4,263)	(11,330)
Portion of loss (gain) recognized in other comprehensive income, before taxes	312	(12)	(257)
Net other-than-temporary investment losses recognized in earnings	(2,984)	(4,275)	(11,587)
Amortization of deferred gains on disposal of businesses	13,862	(2,876)	16,906
Fees and other income	7,891	6,148	14,859
Total revenues	1,278,921	1,339,177	1,315,490
Benefits, Losses and Expenses
Policyholder benefits	809,548	838,055	849,531
Amortization of deferred acquisition costs and value of business acquired	41,349	41,372	46,398
Underwriting, general and administrative expenses	331,858	348,842	340,342
Goodwill impairment	—	64,288	75,244
Total benefits, losses and expenses	1,182,755	1,292,557	1,311,515
Income before provision for income taxes	96,166	46,620	3,975
Provision for income taxes	22,051	32,883	27,127
Net income (loss)	$74,115	$13,737	$(23,152)

See the accompanying notes to the consolidated financial statements.

Union Security Insurance Company
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2011, 2010 and 2009

	Years ended December 31,
	2011	2010	2009
	(In thousands)
Net income (loss)	$74,115	$13,737	$(23,152)
Other comprehensive income:
Change in unrealized gains (losses) on securities, net of taxes of $(55,833), $(41,445), and $(120,209), respectively	103,690	77,000	210,552
Change in other-than-temporary impairment (losses) gains recognized in other comprehensive income, net of taxes of $343, $(1,305), and $(3,326), respectively	(637)	2,424	6,177
Total other comprehensive income	103,053	79,424	216,729
Total comprehensive income	$177,168	$93,161	$193,577

See the accompanying notes to the consolidated financial statements.

Union Security Insurance Company
Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2011, 2010 and 2009

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive (Loss) Income	Total
	(In thousands)
Balance, January 1, 2009	$5,000	$460,635	$229,837	$(165,712)	$529,760
Dividends	—	—	(20,000)	—	(20,000)
Capital contribution (Note 7)	—	15,000	—	—	15,000
Cumulative effect of change in accounting principles (Note 2)	—	—	16,424	(16,424)	—
Net loss	—	—	(23,152)	—	(23,152)
Other comprehensive income	—	—	—	216,729	216,729
Balance, December 31, 2009	5,000	475,635	203,109	34,593	718,337
Dividends	—	—	(58,000)	—	(58,000)
Net income	—	—	13,737	—	13,737
Other comprehensive income	—	—	—	79,424	79,424
Balance, December 31, 2010	5,000	475,635	158,846	114,017	753,498
Dividends	—	—	(32,000)	—	(32,000)
Capital contribution (Note 7)	—	21,576	—	—	21,576
Net income	—	—	74,115	—	74,115
Other comprehensive income	—	—	—	103,053	103,053
Balance, December 31, 2011	$5,000	$497,211	$200,961	$217,070	$920,242

See the accompanying notes to the consolidated financial statements.

Union Security Insurance Company
Consolidated Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009

	Years ended December 31,
	2011	2010	2009
	(In thousands)
Operating Activities
Net income (loss)	$74,115	$13,737	$(23,152)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Change in reinsurance recoverable	(75,379)	(310,283)	(75,154)
Change in premiums and accounts receivable	6,280	9,676	(5,590)
Depreciation and amortization	6,238	4,805	3,418
Change in deferred acquisition costs and value of business acquired	3,667	8,772	7,790
Change in accrued investment income	(337)	(453)	(866)
Change in insurance policy reserves and expenses	(16,898)	192,385	(45,507)
Change in accounts payable and other liabilities	(5,613)	(35,745)	(3,222)
Change in commissions payable	(333)	1,424	(1,756)
Amortization of deferred gain on disposal of businesses	(13,863)	2,876	(16,906)
Change in income taxes	(12,351)	12,125	7,501
Net realized (gains) losses on investments	(451)	(7,183)	25,512
Goodwill impairment	—	64,288	75,244
Other	685	2,712	(5,251)
Net cash used in operating activities	(34,240)	(40,864)	(57,939)
Investing Activities
Sales of:
Fixed maturity securities available for sale	232,195	323,152	244,094
Equity securities available for sale	46,629	44,045	27,345
Other invested assets	10,942	8,426	9,500
Property and equipment	—	—	(105)
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	199,936	170,173	129,687
Commercial mortgage loans on real estate	42,182	66,719	73,338
Purchase of:
Fixed maturity securities available for sale	(419,265)	(531,646)	(449,662)
Equity securities available for sale	(3,500)	(7,340)	(11,750)
Commercial mortgage loans on real estate	(14,661)	—	(12,096)
Other invested assets	(17,994)	(11,807)	(15,608)
Property and equipment	—	(22)	—
Subsidiary, net of cash transferred (1)	—	—	4,923
Change in short-term investments	(29,418)	17,983	89,480
Change in collateral held under securities lending	14,637	49,857	15,877
Change in policy loans	419	740	441
Net cash provided by investing activities	62,102	130,280	105,464
Financing Activities
Dividends paid	(32,000)	(58,000)	(20,000)
Change in obligation under securities lending	(14,637)	(50,719)	(15,877)
Contributed capital	—	—	15,000
Net cash used in financing activities (2)	(46,637)	(108,719)	(20,877)
Change in cash and cash equivalents	(18,775)	(19,303)	26,648
Cash and cash equivalents at beginning of period	24,516	43,819	17,171
Cash and cash equivalents at end of period	$5,741	$24,516	$43,819
Supplemental Information:
Income taxes paid, net of refunds	$34,402	$20,727	$19,597

(1)  This relates to Shenandoah Life Insurance Company ("Shenandoah"), acquired through reinsurance agreement on October 1, 2009.

(2)  During 2011, a $21,576 non-cash capital contribution in the form of a deferred tax asset was made from the Parent. See Note 7 for more information.

See the accompanying notes to the consolidated financial statements.

Union Security Insurance Company
Notes to Consolidated Financial Statements
December 31, 2011, 2010 and 2009
(In thousands except number of shares and per share amounts)

1.  NATURE OF OPERATIONS

Union Security Insurance Company (the "Company") is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, group vision insurance, supplemental worksite insurance, small employer group health insurance and pre-funded funeral insurance ("preneed"). The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ. The Company distributes its products in the District of Columbia and in all states except New York.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All inter-company transactions and balances are eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired ("VOBA"), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Comprehensive Income

Comprehensive income is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

Reclassifications

Certain prior period amounts have been reclassified to conform to the 2011 presentation.

Fair Value

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

Investments

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in accumulated other comprehensive income ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the

Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loan is both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

The Company engages in collateralized transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. The collateral held under these securities lending transactions is reported at fair value and the obligation is reported at the amount of the collateral received. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI.

Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

Cash and Cash Equivalents

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

Uncollectible Receivable Balance

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

Reinsurance

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Deferred Acquisition Costs

The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium taxes and certain direct marketing expenses.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the consolidated statements of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and certain life insurance policies no longer offered are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents and sales and policy issue costs.

Acquisition costs relating to group worksite insurance products consist primarily of first year commissions to brokers and costs of issuing new certificates. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability, group dental and group vision consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Property and Equipment

Property and equipment are included in other assets and reported at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over estimated useful lives with a maximum of 39.5 years for buildings, a maximum of 7 years for furniture and a maximum of 5 years for equipment. Expenditures for maintenance and repairs are charged to income as incurred. Expenditures for improvements are capitalized and depreciated over the remaining useful life of the asset.

Property and equipment also includes capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over their estimated useful lives. Property and equipment are assessed for impairment when impairment indicators exist.

Goodwill

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

At the time of the annual goodwill test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step goodwill impairment test. The Company is required to perform step one if it determines qualitatively that it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value is less than its carrying amount, including goodwill. Otherwise, no further testing is required.

If the Company does not take the option to perform the qualitative assessment or the qualitative assessment performed indicates that it is more likely than not that the fair value is less than the carrying value, the Company will then compare its estimated fair value with its net book value ("Step 1"). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment, if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination ("Step 2"). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.

In 2011, the Company did not take the option to perform a qualitative assessment, thus Step 1 was performed and we concluded the estimated fair value exceeded its respective book value and therefore goodwill was not impaired. Based on the results of the 2010 assessment, the Company concluded that the net book value of its goodwill exceeded the estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded a $64,288 impairment charge. See Notes 4 and 13 for further information.

Value of Businesses Acquired

VOBA is an identifiable intangible asset representing the value of the insurance businesses acquired. The amount is determined using best estimates for mortality, lapse, maintenance expenses and investment returns at date of purchase. The amount determined represents the purchase price paid to the seller for producing the business. Similar to the amortization of DAC, the amortization of VOBA is over the premium payment period for traditional life insurance policies. For all other products, the amortization of VOBA is over the expected lifetime of the policies.

VOBA is tested for recoverability annually. If it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses or loss expenses, then an expense is reported in current earnings. Based on 2011 and 2010 testing, future policy premiums and investment income or gross profits were deemed adequate to cover related losses or loss expenses.

Other Assets

Other assets primarily include prepaid items.

Other Intangible Assets

Other intangible assets that have finite lives, including but not limited to, customer contracts, are amortized over their estimated useful lives. Other intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. Impairment exists if the carrying amount of the indefinite-lived other intangible asset exceeds its fair value. For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the other intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators ("triggers") of impairment identified. Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value of the other intangible asset. In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present. There were no impairments of finite-lived or indefinite-lived other intangible assets in either 2011 or 2010.

Amortization expense is included in underwriting, general and administrative expenses in the consolidated statements of operations.

Separate Accounts

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.

Prior to April 2, 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933, as amended. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG have been 100% reinsured with The Hartford Financial Services Group, Inc. and certain of its subsidiaries ("The Hartford").

Reserves

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverages, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statements of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include preneed life insurance policies and annuity contracts, traditional life insurance policies no longer offered, universal life and annuities no longer offered, policies disposed of via reinsurance (FFG and LTC contracts), group worksite policies, certain group short-term disability policies and certain medical policies.

Future policy benefits and expense reserves for LTC, certain life and annuity insurance policies no longer offered, the traditional life insurance contracts within FFG and group worksite contracts are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Future policy benefits and expense reserves for preneed investment-type annuities, and the variable life insurance and investment-type annuity contracts in FFG consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. An unearned revenue reserve is also recorded for those preneed investment-type annuities which represents the balance of the excess of gross premiums over net premiums that is still recognized in future years' income in a constant relationship to estimated gross profits.

Future policy benefits and expense reserves for preneed life insurance contracts are reported at the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality and withdrawal rates. These assumptions reflect current trends, are based on Company experience and include provision for possible unfavorable deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to insurance in force.

Reserves for group worksite policies include case reserves and incurred but not reported ("IBNR") reserves which equal the net present value of the expected future claims payments. Worksite group disability reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, vision contracts and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

Deferred Gain on Disposal of Businesses

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue recognized accordingly. Based on the Company's annual review in the fourth quarter of 2011, there were no adjustments to the estimates affecting the deferred gain. In the fourth quarter of 2010, the Company re-established $15,486 of the FFG deferred gain based on its annual review.

Premiums

Long Duration Contracts

Currently, the Company's long duration contracts which are actively being sold are group worksite insurance policies. Revenues are recognized ratably as earned income over the premium-paying periods of the policies for the group worksite insurance products.

For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.

For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, medical, dental, vision and credit life and disability.

Total Other-Than-Temporary Impairment Losses

For debt securities with credit losses and non-credit losses or gains, total other-than-temporary impairment losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Fees and Other Income

Income earned on preneed life insurance policies with discretionary death benefit growth issued after 2008 is presented within fees and other income.

The Company also derives fees and other income from providing administrative services. These fees are recognized monthly when services are performed.

Underwriting, General and Administrative Expenses

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

Leases

The Company records expenses for operating leases on a straight-line basis over the lease term.

Contingencies

The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.

Recent Accounting Pronouncements — Adopted

On December 31, 2011, the Company adopted the new guidance related to the presentation of comprehensive income. This guidance provides two alternatives for presenting comprehensive income. An entity can report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, are displayed under either alternative. The statement(s) are to be presented with equal prominence as the other primary financial statements. The new guidance eliminates the Company's previously applied option to report other comprehensive income and its components in the statement of changes in stockholder's equity. The guidance does not change the items that constitute net income or other comprehensive income, and does not change when an item of other comprehensive income must be reclassified to net income. The Company chose to early adopt this guidance and therefore is reporting comprehensive income in a separate but consecutive statement, with full retrospective application as required by the guidance. The adoption of the new presentation requirements did not have an impact on the Company's financial position or results of operations.

On October 1, 2011, the Company adopted the amended intangibles — goodwill and other guidance. This guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under this amended guidance, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The Company chose to early adopt the revised standard and applied the amended guidance to its fourth quarter annual goodwill impairment test. The adoption of the amended guidance results in a change to the procedures for assessing goodwill impairment and did not have an impact on the Company's financial position or results of operations. See Notes 2 and 13 for more information.

On January 1, 2010, the Company adopted the guidance on transfers of financial assets. This guidance amended the derecognition guidance and eliminated the exemption from consolidation for qualifying special-purpose entities. The adoption of this guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2010, the Company adopted the guidance on the accounting for a variable interest entity ("VIE"). This guidance amended the consolidation guidance applicable to VIEs to require a qualitative assessment in the determination of the primary beneficiary of the VIE, to require an ongoing reconsideration of the primary beneficiary, to amend the events that trigger a reassessment of whether an entity is a VIE and to change the consideration of kick-out rights in determining if an entity is a VIE. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On July 1, 2009, the Company adopted the guidance that established a single source of authoritative accounting and reporting guidance recognized by the Financial Accounting Standards Board ("FASB") for nongovernmental entities (the "Codification"). The Codification did not change current GAAP, but was intended to simplify user access to all authoritative GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents were superseded and all other accounting literature not included in the Codification is considered non-authoritative. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations.

References to accounting guidance contained in the Company's consolidated financial statements and disclosures have been updated to reflect terminology consistent with the Codification.

On April 1, 2009, the Company adopted the OTTI guidance. This guidance amended the previous guidance for debt securities and modified the presentation and disclosure requirements for debt and equity securities. In addition, it amended the requirement for an entity to positively assert the intent and ability to hold a debt security to recovery to determine whether an OTTI exists and replaced this provision with the assertion that an entity does not intend to sell or it is not more likely than not that the entity will be required to sell a security prior to recovery of its amortized cost basis. Additionally, this guidance modified the presentation of certain OTTI debt securities to only present the impairment loss within the results of operations that represents the credit loss associated with the OTTI with the remaining impairment loss being presented within other comprehensive income (loss) ("OCI"). At adoption, the Company recorded a cumulative effect adjustment to reclassify the non-credit component of previously recognized OTTI securities which resulted in an increase of $16,424 (after-tax) in retained earnings and a decrease of $16,424 (after-tax) in AOCI. See Note 3 for further information.

Recent Accounting Pronouncements — Not Yet Adopted

In July 2011, the FASB issued amendments to the other expenses guidance to address how health insurers should recognize and classify in their statements of operations fees mandated by the Affordable Care Act. The Affordable Care Act imposes an annual fee on health insurers for each calendar year beginning on or after January 1, 2014. The amendments specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense ratably over the calendar year during which it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. Therefore, the Company is required to adopt this guidance on January 1, 2014. The Company is currently evaluating the requirements of the amendments and the potential impact on the Company's financial position and results of operations.

In May 2011, the FASB issued amendments to existing guidance on fair value measurement to achieve common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards ("IFRS"). Consequently, the amendments change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend for the amendments to result in a change in the application of the requirements in the fair value accounting guidance. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Therefore, the Company is required to adopt this guidance on January 1, 2012. The amendments are to be applied prospectively. The adoption of this amended guidance will not have an impact on the Company's financial position and results of operations.

In October 2010, the FASB issued amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, acquisition costs are defined as costs that are directly related to the successful acquisition of new or renewal insurance contracts. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Therefore, the Company is required to adopt this guidance on January 1, 2012. Prospective application as of the date of adoption is required; however, retrospective application to all prior periods presented upon the date of adoption is permitted, but not required. The Company has chosen to adopt the guidance retrospectively. This will result in a reduction in our deferred acquisition cost asset and will reduce the opening balance of stockholder's equity by $39,722, net of the related tax benefit. There will also be a decrease in the amortization associated with the previously deferred acquisition costs. The adoption of these amendments resulted in an increase in net income of $3,081, $3,197 and $3,361 in 2011, 2010 and 2009, respectively.

3.  INVESTMENTS

The following tables show the cost or amortized cost, gross unrealized gains and losses and fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:

	December 31, 2011
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI
Fixed Maturity Securities:
United States Government and government agencies and authorities	$2,084	$407	$—	$2,491	$—
States, municipalities and political subdivisions	53,880	3,183	—	57,063	—
Foreign governments	34,161	2,798	(766)	36,193	—
Asset-backed	1,899	44	—	1,943	—
Commercial mortgage-backed	9,581	590	—	10,171	—
Residential mortgage-backed	97,140	7,797	(139)	104,798	340
Corporate	2,327,256	344,704	(18,685)	2,653,275	8,494
Total fixed maturity securities	$2,526,001	$359,523	$(19,590)	$2,865,934	$8,834
Equity Securities:
Common stocks	$92	$77	$—	$169	$—
Non-redeemable preferred stocks	81,051	7,641	(7,980)	80,712	—
Total equity securities	$81,143	$7,718	$(7,980)	$80,881	$—
	December 31, 2010
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI
Fixed Maturity Securities:
United States Government and government agencies and authorities	$7,096	$210	$(6)	$7,300	$—
States, municipalities and political subdivisions	55,486	945	(1,360)	55,071	—
Foreign governments	34,913	2,616	(540)	36,989	—
Asset-backed	2,180	93	—	2,273	—
Commercial mortgage-backed	11,060	459	(3)	11,516	—
Residential mortgage-backed	97,562	7,447	(11)	104,998	633
Corporate	2,329,309	188,000	(18,600)	2,498,709	9,182
Total fixed maturity securities	$2,537,606	$199,770	$(20,520)	$2,716,856	$9,815
Equity Securities:
Common stocks	$92	$87	$—	$179	$—
Non-redeemable preferred stocks	126,534	8,850	(6,795)	128,589	—
Total equity securities	$126,626	$8,937	$(6,795)	$128,768	$—

Our states, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state's exposure (including both general obligation and revenue securities) exceeding 0.5% of the overall investment portfolio as of December 31, 2011 and December 31, 2010. The securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers. As of December 31, 2011 and December 31, 2010, revenue bonds account for 42% and 45% of the holdings, respectively. The revenue sources supporting these bonds were sales tax, airport and marina and miscellaneous (which includes bond banks, finance authorities and appropriations). These provided for 100% and 89% of the revenue sources, as of December 31, 2011 and December 31, 2010, respectively.

The Company's largest European investment exposure in its corporate fixed maturity and equity securities is the country of the United Kingdom. The United Kingdom represents approximately 5% of our corporate securities as of December 31, 2011 and December 31, 2010. No other European country represented more than 2% of our corporate securities as of December 31, 2011 and December 31, 2010. All the European investments are denominated in US dollars. Our international investments are managed as part of our overall portfolio with the same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2011 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$71,267	$71,995
Due after one year through five years	268,879	283,131
Due after five years through ten years	552,983	600,959
Due after ten years	1,524,252	1,792,937
Total	2,417,381	2,749,022
Asset-backed	1,899	1,943
Commercial mortgage-backed	9,581	10,171
Residential mortgage-backed	97,140	104,798
Total	$2,526,001	$2,865,934

Major categories of net investment income were as follows:

	Years ended December 31,
	2011	2010	2009
Fixed maturity securities	$158,007	$160,844	$158,678
Equity securities	7,696	9,960	12,522
Commercial mortgage loans on real estate	42,448	46,977	51,287
Policy loans	792	788	830
Short-term investments	78	204	1,207
Other investments	1,263	1,042	603
Cash and cash equivalents	8	16	95
Total investment income	210,292	219,831	225,222
Investment expenses	(6,757)	(7,356)	(8,497)
Net investment income	$203,535	$212,475	$216,725

No material investments of the Company were non-income producing for the years ended December 31, 2011, 2010 and 2009.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the years ended December 31,
	2011	2010	2009
Proceeds from sales	$278,234	$368,551	$271,086
Gross realized gains	10,309	17,592	10,045
Gross realized losses	6,701	2,326	20,503

For securities sold at a loss during 2011, the average period of time these securities were trading continuously at a price below book value was approximately 27 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years ended December 31,
	2011	2010	2009
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$6,457	$12,287	$(198)
Equity securities	(2,343)	3,051	(9,647)
Commercial mortgage loans on real estate	(679)	(3,882)	(4,100)
Other investments	—	2	20
Total net realized gains (losses) related to sales	3,435	11,458	(13,925)
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	(2,974)	(4,045)	(6,990)
Equity securities	(10)	(230)	(4,597)
Total net realized losses related to other-than-temporary impairments	(2,984)	(4,275)	(11,587)
Total net realized gains (losses)	$451	$7,183	$(25,512)

Other-Than-Temporary Impairments

The Company adopted the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

For the twelve months ended December 31, 2011 and 2010, the Company recorded $3,296 and $4,263, respectively, of OTTI, of which $2,984 and $4,275 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amount of $312 and $(12), respectively, related to all other factors and recorded as an unrealized loss (gain) component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Year ended December 31,
	2011	2010	2009
Balance, beginning of year	$29,322	$29,247	$—
Additions for credit loss impairments recognized in the current period on securities not previously impaired	554	1,045	681
Credit losses remaining in retained earnings related to the adoption of OTTI guidance effective April 1, 2009	—	—	36,462
Additions for credit loss impairments recognized in the current period on securities previously impaired	445	251	680
Reductions for securities which the amount previously recognized in other comprehensive income was recognized in earnings because the entity intends to sell the security	—	(75)	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(153)	(201)	(275)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(794)	(945)	(8,301)
Balance, end of year	$29,374	$29,322	$29,247

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an other-than-temporary impairment, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed Maturity Securities
Foreign governments	$—	$—	$6,300	$(766)	$6,300	$(766)
Residential mortgage-backed	2,125	(125)	163	(14)	2,288	(139)
Corporate	203,802	(9,974)	66,636	(8,711)	270,438	(18,685)
Total fixed maturity securities	$205,927	$(10,099)	$73,099	$(9,491)	$279,026	$(19,590)
Equity Securities
Non-redeemable preferred stocks	$8,297	$(1,675)	$24,356	$(6,305)	$32,653	$(7,980)
	December 31, 2010
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed Maturity Securities
United States Government and government agencies and authorities	$4,994	$(6)	$—	$—	$4,994	$(6)
States, municipalities and political subdivisions	24,237	(711)	6,865	(649)	31,102	(1,360)
Foreign governments	3,575	(1)	6,528	(539)	10,103	(540)
Commercial mortgage-backed	1,188	(3)	—	—	1,188	(3)
Residential mortgage-backed	163	(10)	18	(1)	181	(11)
Corporate	267,446	(8,452)	121,553	(10,148)	388,999	(18,600)
Total fixed maturity securities	$301,603	$(9,183)	$134,964	$(11,337)	$436,567	$(20,520)
Equity Securities
Non-redeemable preferred stocks	$16,230	$(649)	$50,814	$(6,146)	$67,044	$(6,795)

Total gross unrealized losses represent less than 9% and 6% of the aggregate fair value of the related securities at December 31, 2011 and 2010, respectively. Approximately 43% and 36% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2011 and 2010, respectively. The total gross unrealized losses are comprised of 277 and 234 individual securities at December 31, 2011 and 2010, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2011 and 2010. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2011, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in non-redeemable preferred stocks and in the banking, finance and telecommunications industries of the Company's corporate fixed maturity securities. For these concentrations, gross unrealized losses of twelve months or more were $12,604, or 80%, of the total. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, we apply an impairment model similar to that used for our fixed maturity securities. As of December 31, 2011, the Company did not intend to sell the securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. Therefore, we did not recognize an OTTI on those perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more. As of December 31, 2011, the company did not intend to sell the securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2011, by contractual maturity, is shown below:

	Cost or Amortized Cost	Fair Value
Due in one year or less	$5,832	$5,690
Due after one year through five years	26,184	25,533
Due after five years through ten years	84,728	80,612
Due after ten years	179,445	164,903
Total	296,189	276,738
Residential mortgage-backed	2,427	2,288
Total	$298,616	$279,026

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2011, approximately 3.9% of the residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.1% of the total fixed income portfolio and 0.1% of the total unrealized gain position. Of the securities with sub-prime exposure, approximately 45% are rated as investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. At December 31, 2011, approximately 39% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $66 to $11,979 at December 31, 2011 and from $38 to $12,519 at December 31, 2010.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter. The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2011
	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
Loan-to-Value
70% and less	$542,401	80.2%	2.17
71 - 80%	78,255	11.6%	1.40
81 - 95%	34,538	5.1%	1.19
Greater than 95%	21,291	3.1%	0.63
Gross commercial mortgage loans	676,485	100.0%	1.98
Less valuation allowance	(5,381)
Net commercial mortgage loans	$671,104

	December 31, 2010
	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
Loan-to-Value
70% and less	$495,406	69.4%	2.06
71 - 80%	102,409	14.3%	1.41
81 - 95%	72,348	10.1%	1.21
Greater than 95%	44,582	6.2%	0.91
Gross commercial mortgage loans	714,745	100.0%	1.81
Less valuation allowance	(12,434)
Net commercial mortgage loans	$702,311

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to earthquakes, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $5,381 and $12,434 at December 31, 2011 and 2010, respectively. In 2010, an overall expense of $3,382 was recorded primarily to increase the valuation allowance on one individually impaired commercial mortgage loan with a loan valuation allowance of $7,732 and a net loan value of $0 at December 31, 2010. In 2011, the loan valuation allowance was decreased $7,053, primarily due to the direct write down of the same individually impaired mortgage loan resulting in no impact to realized capital gains and losses on commercial mortgage loans. The remaining increase was due to changing economic conditions and geographic concentrations.

At December 31, 2011, the Company had mortgage loan commitments outstanding of approximately $1,200 and is committed to fund additional capital contributions of $111 to real estate joint ventures.

The Company has fixed maturities of $6,935 and $6,562 at December 31, 2011 and 2010, respectively, on deposit with various governmental authorities as required by law.

The Company utilizes derivative instruments in managing the pre-arranged funeral business exposure to inflation risk. The derivative instruments, Consumer Price Index Caps (the "CPI CAPs"), limits the inflation risk on certain policies. The CPI CAPs do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on a quarterly basis and the accumulated gain or loss is recognized in the statement of operations in fees and other income. As of December 31, 2011 and 2010, the CPI CAPs included in other assets amounted to $7,027 and $8,079, respectively. The (loss) gain recorded in the results of operations totaled $(1,052), $(2,327), and $5,585 for the years ended December 31, 2011, 2010 and 2009, respectively.

Collateralized Transactions

The Company engages in transactions in which fixed maturity securities, especially bonds issued by the U.S. government and government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. Collateral, greater than or equal to 102% of the fair value of the securities lent, plus accrued interest, is received in the form of cash and cash equivalents held by a custodian bank for the benefit of the Company. The use of cash collateral received is unrestricted. The Company reinvests the cash collateral received, generally in investments of high credit quality that are designated as available-for-sale. The Company monitors the fair value of securities loaned and the collateral received, with additional collateral obtained, as necessary. The Company is subject to the risk of loss to the extent there is a loss on the re-investment of cash collateral.

As of December 31, 2011 and 2010, our collateral held under securities lending, of which its use is unrestricted, was $42,666 and $57,039, respectively, and is included in the consolidated balance sheets under the collateral held/pledged under securities agreements. Our liability to the borrower for collateral received was $42,830 and $57,467, respectively, and is included in the consolidated balance sheets under the obligation under securities agreements. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI. All securities with unrealized losses have been in a continuous loss position for twelve months or longer as of December 31, 2011 and December 31, 2010. The Company has actively reduced the size of its securities lending to mitigate counter-party exposure. The Company includes the available-for-sale investments purchased with the cash collateral in its evaluation of other-than-temporary impairments.

Cash proceeds that the Company receives as collateral for the securities it lends and subsequent repayment of the cash are regarded by the Company as cash flows from financing activities, since the cash received is considered a borrowing. Since the Company reinvests the cash collateral generally in investments that are designated as available-for-sale, the reinvestment is presented as cash flows from investing activities.

4. FAIR VALUE DISCLOSURES

Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and December 31, 2010. The amounts presented below for Collateral held/pledged under securities agreements, Cash equivalents, Other assets and Assets and liabilities held in separate accounts differ from the amounts presented in the consolidated balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets held in separate accounts are received directly from third parties.

The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2011 and 2010.

	December 31, 2011
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed Maturity Securities:
United States government and government agencies and authorities	$2,491	$—		$2,491		$—
States, municipalities and political subdivisions	57,063	—		57,063		—
Foreign governments	36,193	—		35,658		535
Asset-backed	1,943	—		1,943		—
Commercial mortgage-backed	10,171	—		9,719		452
Residential mortgage-backed	104,798	—		104,798		—
Corporate	2,653,275	—		2,622,569		30,706
Equity Securities:
Common stocks	169	169		—		—
Non-redeemable preferred stocks	80,712	—		80,702		10
Short-term investments	82,664	82,664	(b)	—		—
Collateral held/pledged under securities agreements	31,666	23,398	(b)	8,268	(c)	—
Cash equivalents	2,049	2,049	(b)	—		—
Other assets	7,027	—		—		7,027	(d)
Assets held in separate accounts	1,468,119	1,383,928	(a)	84,191	(c)	—
Total financial assets	$4,538,340	$1,492,208		$3,007,402		$38,730
Financial Liabilities
Liabilities related to separate accounts	$1,468,119	$1,383,928	(a)	$84,191	(c)	$—

	December 31, 2010
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed Maturity Securities:
United States government and government agencies and authorities	$7,300	$—		$7,300		$—
States, municipalities and political subdivisions	55,071	—		55,071		—
Foreign governments	36,989	—		36,452		537
Asset-backed	2,273	—		2,273		—
Commercial mortgage-backed	11,516	—		10,976		540
Residential mortgage-backed	104,998	—		104,998		—
Corporate	2,498,709	—		2,471,691		27,018
Equity Securities:
Common stocks	179	179		—		—
Non-redeemable preferred stocks	128,589	—		128,494		95
Short-term investments	53,246	53,246	(b)	—		—
Collateral held/pledged under securities agreements	32,039	21,189	(b)	10,850	(c)	—
Cash equivalents	12,886	12,886	(b)	—		—
Other assets	8,079	—		—		8,079	(d)
Assets held in separate accounts	1,763,690	1,672,405	(a)	91,285	(c)	—
Total financial assets	$4,715,564	$1,759,905		$2,919,390		$36,269
Financial Liabilities
Liabilities related to separate accounts	$1,763,690	$1,672,405	(a)	$91,285	(c)	$—

(a)  Mainly includes mutual funds.

(b)  Mainly includes money market funds.

(c)  Mainly includes fixed maturity securities.

(d)  Mainly includes the Consumer Price Index Cap Derivatives ("CPI Caps").

There were no significant transfers between Level 1 and Level 2 financial assets during the period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the "Net transfers" line below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2011 and 2010:

	Year ended December 31, 2011
	Balance, beginning of period	Total gains/ (losses) (realized/ unrealized) included in earnings	Net unrealized (losses) gains included in stockholder's equity	Purchases	Sales	Net transfers (1)	Balance, end of period
Fixed Maturity Securities:
Foreign governments	$537	$1	$(3)	$—	$—	$—	$535
Commercial mortgage-backed	540	—	(15)	—	(73)	—	452
Corporate	27,018	(324)	1,263	6,788	(5,275)	1,236	30,706
Equity Securities:
Non-redeemable preferred stocks	95	(6)	16	—	(96)	1	10
Other assets	8,079	(1,052)	—	—	—	—	7,027
Total level 3 assets	$36,269	$(1,381)	$1,261	$6,788	$(5,444)	$1,237	$38,730

	Year ended December 31, 2010
	Balance, beginning of period	Total gains/ (losses) (realized/ unrealized) included in earnings	Net unrealized gains (losses) included in stockholder's equity	Purchases	Sales	Net transfers (1)	Balance, end of period
Fixed Maturity Securities:
Foreign governments	$515	$—	$22	$—	$—	$—	$537
Commercial mortgage-backed	2,192	9	129	—	(568)	(1,222)	540
Corporate	31,711	(816)	2,461	2,300	(13,017)	4,379	27,018
Equity Securities:
Non-redeemable preferred stocks	3,219	1,597	(1,235)	—	(3,462)	(24)	95
Other assets	10,406	(2,327)	—	—	—	—	8,079
Total level 3 assets	$48,043	$(1,537)	$1,377	$2,300	$(17,047)	$3,133	$36,269

(1)  Net transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, excluding the CPI Caps and certain privately placed corporate bonds, the market valuation technique is generally used. For certain privately placed corporate bonds and the CPI Caps, the income valuation technique is generally used. For the years ended December 31, 2011 and 2010, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 1 Securities

The Company's investments and liabilities classified as Level 1 as of December 31, 2011 and 2010, consisted of mutual funds, money market funds and common stocks that are publicly listed and/or actively traded in an established market.

Level 2 Securities

The Company's Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date.

Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:

United States Government and government agencies and authorities: United States government and government agencies and authorities securities are priced by our pricing vendor utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.

State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by our pricing service utilizing material event notices and new issue data inputs in addition to the standard inputs.

Foreign governments: Foreign government securities are priced by our pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.

Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by our pricing vendor utilizing monthly payment information and collateral performance information in addition to standard inputs. Additionally, commercial mortgage-backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

Corporate: Corporate securities are priced by our pricing vendor utilizing standard inputs. Non-investment grade securities within this category are priced by our pricing vendor utilizing observations of equity and credit default swap curves related to the issuer in addition to standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.

Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by our pricing vendor utilizing observations of equity and credit default swap curves related to the issuer in addition to standard inputs.

Short-term investments, collateral held/pledged under securities, cash equivalents, and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.

Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.

Level 3 Securities

The Company's investments classified as Level 3 as of December 31, 2011 and 2010, consisted of fixed maturity securities and derivatives. All of the Level 3 fixed maturity securities are priced using non-binding broker quotes which cannot be corroborated with Level 2 inputs. Further details on Level 3 derivative investment types follow:

Other assets: Non-pricing service source prices the CPI Cap derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

•  There are few recent transactions,

•  Little information is released publicly,

•  The available prices vary significantly over time or among market participants,

•  The prices are stale (i.e., not current), and

•  The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans, goodwill and finite-lived intangible assets.

The Company carried a loan valuation allowance of $7,732 as of December 31, 2010 on one individually impaired commercial mortgage loan with a principal balance of $7,732 due to the continued decline in the regional commercial real estate market. In 2011, the loan was written down and the valuation allowance was released, resulting in no impact to realized capital gains and losses on commercial mortgage loans. The fair value measurement was classified as Level 3 (unobservable) in the fair value hierarchy at December 31, 2010.

Under the amended intangibles — goodwill and other guidance, a Company is not required to calculate its fair value unless a qualitative assessment determines that the Company's fair value is less than its carrying amount. During the fourth quarter of 2011, the Company did not take the option to perform the qualitative assessment; rather it performed a Step 1 analysis. Based on this analysis, it was determined that goodwill was not impaired. See Note 13 for further information.

The Company utilizes both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings, which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2011 earnings and price to estimated 2012 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. The fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

There was no remaining goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2011 and 2010.

The following tables present the Company's fair value hierarchy for goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2009:

	Assets at Fair Value Non-Recurring Basis
	Level 1	Level 2	Level 3	Total
Goodwill at December 31, 2009	$—	$—	$64,288	$64,288

The following table presents the related impairment charges as of December 31, 2011, 2010 and 2009:

	Impairment Charges Twelve Months Ended December 31,
	2011	2010	2009
Goodwill	$—	$64,288	$75,244

Fair Value of Financial Instruments Disclosures

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance (such as real estate joint ventures).

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the consolidated balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosure section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

•  Cash and cash equivalents

•  Fixed maturity securities

•  Equity securities

•  Short-term investments

•  Collateral held/pledged under securities agreements

•  Other assets

•  Assets held in separate accounts

•  Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets, the Company used the following methods and assumptions:

Commercial mortgage loans and policy loans: the fair values of mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying value of policy loans reported in the balance sheets approximates fair value.

Policy reserves under investment products: the fair values for the Company's policy reserves under the investment products are determined using discounted cash flow analysis.

Obligation under securities agreements: the obligation under securities agreements is reported at the amount received from the selected broker/dealers.

The following table discloses the carrying value and fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets as of December 31, 2011 and 2010.

	December 31, 2011		December 31, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Commercial mortgage loans on real estate	$671,104	$739,515	$702,311	$745,277
Policy loans	12,822	12,822	13,241	13,241
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal)	$243,743	$264,155	$251,200	$254,324
Obligation under securities agreements	42,830	42,830	57,467	57,467

Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

5.  INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent, Assurant Inc. Information about the Company's current and deferred tax expense (benefit) follows:

	Years ended December 31,
	2011	2010	2009
Current expense:
Federal and state	$29,374	$27,586	$28,000
Foreign	4	—	—
Total current expense	29,378	27,586	28,000
Deferred (benefit) expense:
Federal and state	(7,327)	5,297	(873)
Total income tax expense	$22,051	$32,883	$27,127

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2011	2010	2009
Federal Income Tax Rate:	35.0%	35.0%	35.0%
Reconciling Items:
Change in valuation allowance	(10.9)	0.2	—
Dividends-received deduction	(2.4)	(6.4)	(57.1)
Goodwill impairment*	—	48.3	662.5
Change in liability for prior years' taxes	0.1	(5.3)	46.0
Permanent nondeductible expenses	0.6	0.8	10.9
Tax exempt interest	(0.2)	(0.3)	(4.3)
Other	0.7	(1.8)	(10.6)
Effective income tax rate	22.9%	70.5%	682.4%

*  See Note 13 for more information on goodwill impairment.

The 2011 decrease in the deduction for dividends received is due mainly to the increase in pre-tax income, and partially due to a decrease in the Company's eligible dividends. The 2010 decrease in the deduction for dividends received was due mainly to the increase in pre-tax income.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2011, 2010, and 2009, is as follows:

	Years ended December 31,
	2011	2010	2009
Balance at beginning of year	$(2,169)	$(5,044)	$(4,723)
Additions related to the current year	—	(1)	(536)
Reductions related to the current year	831	319	7,838
Additions related to prior years	(937)	—	(8,039)
Reductions related to prior years	88	2,528	416
Settlements	—	29	—
Balance at end of year	$(2,187)	$(2,169)	$(5,044)

The total unrecognized tax benefit, $2,967, $2,900 and $6,064, for 2011, 2010 and 2009, respectively, which includes interest, would impact the Company's consolidated effective tax rate if recognized. The liability for unrecognized tax benefits is included in the Company's tax payable on its consolidated balance sheets.

The Company's continuing practice is to recognize interest related to income tax matters in income tax expense. During the years ended December 31, 2011 and 2009, the Company recognized $103 and $464 of interest expense, respectively, related to income tax matters. During the year ended December 31, 2010, the Company recognized $130 of interest income related to income tax matters. The Company had $1,179 and $1,075 of interest accrued at December 31, 2011 and 2010, respectively. No penalties have been accrued.

The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2004. Substantially all state and non-U.S. income tax matters have been concluded for years through 2005.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2011	2010
Deferred Tax Assets:
Deferred gains on disposal of businesses	$30,212	$35,076
Investments, net	73,374	27,333
Capital loss carryforwards	—	19,452
Deferred acquisition costs	16,002	18,096
Compensation related	719	785
Employee and post-retirement benefits	899	580
Total deferred tax asset	121,206	101,322
Less: valuation allowance	—	(10,523)
Deferred tax assets, net of valuation allowance	121,206	90,799

	December 31,
	2011	2010
Deferred tax liabilities:
Net unrealized appreciation on securities	$118,828	$63,338
Policyholder and separate account reserves	10,369	7,020
Accrued liabilities	715	895
Other	9,747	11,431
Total deferred tax liability	139,659	82,684
Net deferred income tax (liability) asset	$(18,453)	$8,115

The Company's total valuation allowance against deferred tax assets decreased by $10,523 to $0 at December 31, 2011 from $10,523 at December 31, 2010. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $121,206 will be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2011, the Company had no net operating or capital loss carryforwards for U.S. federal income tax purposes.

6.  PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2011	2010
Insurance premiums receivable	$53,741	$57,451
Other receivables	17,467	18,423
Allowance for uncollectible amounts	(4,698)	(4,671)
Total	$66,510	$71,203

7.  STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5.00 per share. All the shares are issued and outstanding as of December 31, 2011 and 2010. All the outstanding shares at December 31, 2011 are owned by the Parent (see Note 1). The Company paid dividends of $32,000, $58,000 and $20,000 at December 31, 2011, 2010 and 2009, respectively.

The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Company received contributed capital of $21,576, $0, and $15,000 from its Parent, in each of the years ending December 31, 2011, 2010 and 2009, respectively. The capital contributed in 2011was in the form of a deferred tax asset. The tax allocation agreement was amended in 2011 to contribute a capital loss deferred tax asset of an affiliated entity to offset the Company's net capital gains.

8.  STATUTORY INFORMATION

The Company prepares consolidated financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the Kansas Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

The Company's statutory net income and capital and surplus are as follows:

	Years ended and at December 31,
	2011	2010	2009
Statutory net income	$69,147	$81,041	$59,863
Statutory capital and surplus	$455,848	$449,615	$418,397

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary dividends of $32,000 and $58,000 during the years ended December 31, 2011 and 2010, respectively. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. No extraordinary dividends were declared and paid in 2011 and 2010. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to $77,141 to its Parent in 2012 without permission from Kansas regulators.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

	2011	2010
Ceded future policyholder benefits and expenses	$1,600,007	$1,574,843
Ceded unearned premium	19,856	20,043
Ceded claims and benefits payable	190,250	146,822
Ceded paid losses	9,954	2,980
Total	$1,820,067	$1,744,688

A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2011 grouped by A.M. Best rating:

A. M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$908,610	$19,616	$182,918	$337	$1,111,481
A or A–	652,326	56	5,896	30	658,308
B++ or B+	38,715	184	179	—	39,078
Not rated	356	—	1,257	9,587	11,200
Reinsurance recoverable	$1,600,007	$19,856	$190,250	$9,954	$1,820,067

A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A and A+, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of John Hancock and The Hartford. The total amount of recoverable for these two reinsurers is $1,711,936 as of December 31, 2011. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2011			2010			2009
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned Premiums and other considerations	$213,074	$835,861	$1,048,935	$228,876	$853,599	$1,082,475	$248,457	$909,099	$1,157,556
Premiums assumed	12,093	181,799	193,892	7,159	218,074	225,233	8,419	128,425	136,844
Premiums ceded	(176,115)	(13,530)	(189,645)	(179,703)	(11,758)	(191,461)	(190,555)	(11,333)	(201,888)
Net earned premiums other considerations	$49,052	$1,004,130	$1,053,182	$56,332	$1,059,915	$1,116,247	$66,321	$1,026,191	$1,092,512
Direct policyholder benefits	$461,651	$558,545	$1,020,196	$721,532	$557,884	$1,279,416	$492,058	$644,290	$1,136,348
Policyholder benefits assumed	28,666	171,506	200,172	22,476	198,254	220,730	28,667	114,577	143,244
Policyholder benefits ceded	(404,044)	(6,776)	(410,820)	(656,716)	(5,375)	(662,091)	(424,066)	(5,995)	(430,061)
Net policyholder benefits	$86,273	$723,275	$809,548	$87,292	$750,763	$838,055	$96,659	$752,872	$849,531

The Company had $810,555 and $968,020, respectively, of invested assets held in trusts or by custodians as of December 31, 2011 and 2010, respectively, for the benefit of others related to certain reinsurance arrangements.

The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions and client risk.

Loss Protection and Capital Management

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

Business Divestitures

The Company has used reinsurance to exit certain businesses.

In 2005, the Parent signed an agreement with Forethought Life Insurance Company whereby the Company agreed to discontinue writing new preneed insurance policies in the United States via independent funeral homes and funeral homes other than those owned and operated by Service Corporation International for a period of ten years.

In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $608,430 and $628,256 as of December 31, 2011 and 2010, respectively. The reinsurance recoverable from John Hancock was $1,103,506 and $1,012,208 as of December 31, 2011 and 2010, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2011, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.

John Hancock and The Hartford have paid their obligations when due and there have been no disputes.

On April 1, 2008, the Company and United Family Life Insurance Company ("UFLIC") amended an existing Agreement of Reinsurance (the"Agreement") between the two companies. Under the terms of the amendment, UFLIC will cede to the

Company 100% of its remaining reinsured liabilities, as defined in the Agreement, on a coinsurance basis. No gain or loss was recognized as a result of this amendment to the Agreement, and the Company paid a ceding fee of $8,159 to UFLIC.

10. RESERVES

The following table provides reserve information of the Company's major product lines at the dates shown:

	December 31, 2011				December 31, 2010
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts
Preneed funeral life insurance policies and investment-type annuity contracts	$1,057,773	$455	$3,264	$3,490	$1,119,089	$842	$3,276	$1,641
Life insurance no longer offered	273,920	582	852	4,159	280,295	601	954	33
FFG, LTC and other disposed businesses	1,507,307	19,629	164,302	14,727	1,476,481	19,821	123,356	13,356
All other	7,881	247	16,480	6,824	5,661	323	18,339	5,073
Short Duration Contracts
Group term life	—	4,128	198,067	35,503	—	4,404	196,246	34,997
Group disability	—	2,320	1,159,280	129,190	—	2,288	1,167,538	147,389
Medical	—	793	1,755	2,253	—	1,713	1,704	6,611
Dental	—	4,055	1,811	16,486	—	3,868	2,016	17,020
Credit life and disability	—	3	—	1,663	—	2	—	1,590
All other	—	79	—	471	—	9	111	—
Total	$2,846,881	$32,291	$1,545,811	$214,766	$2,881,526	$33,871	$1,513,540	$227,710

The following table provides a roll forward of the Company's product lines with the most significant claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

	Group Term Life	Group Disability
Balance as of December 31, 2008, gross of reinsurance	$238,345	$1,395,127
Less: Reinsurance ceded and other (1)	(1,234)	(31,647)
Balance as of January 1, 2009, net of reinsurance	237,111	1,363,480
Incurred losses related to:
Current year	138,168	300,046
Prior year's interest	8,299	60,625
Prior year (s)	(22,243)	(75,016)
Total incurred losses	124,224	285,655
Paid losses related to:
Current year	83,520	69,424
Prior year (s)	39,399	264,809
Total paid losses	122,919	334,233
Balance as of December 31, 2009, net of reinsurance	238,416	1,314,902
Plus: Reinsurance ceded and other (1)	1,384	32,468
Balance as of December 31, 2009, gross of reinsurance	239,800	1,347,370
Less: Reinsurance ceded and other (1)	(1,384)	(32,468)
Balance as of January 1, 2010, net of reinsurance	238,416	1,314,902
Incurred losses related to:
Current year	131,507	341,152
Prior year's interest	8,017	57,312
Prior year (s)	(24,063)	(79,457)
Total incurred losses	115,461	319,007
Paid losses related to:
Current year	81,187	66,432
Prior year (s)	44,158	286,271
Total paid losses	125,345	352,703
Balance as of December 31, 2010, net of reinsurance	228,532	1,281,206
Plus: Reinsurance ceded and other (1)	2,711	33,721

	Group Term Life	Group Disability
Balance as of December 31, 2010 gross of reinsurance	$231,243	$1,314,927
Less: Reinsurance ceded and other (1)	(2,711)	(33,721)
Balance as of January 1, 2011, net of reinsurance	228,532	1,281,206
Incurred losses related to:
Current year	140,537	314,115
Prior year's interest	7,723	56,778
Prior year (s)	(21,560)	(64,669)
Total incurred losses	126,700	306,224
Paid losses related to:
Current year	86,181	63,057
Prior year (s)	38,590	268,612
Total paid losses	124,771	331,669
Balance as of December 31, 2011, net of reinsurance	230,461	1,255,761
Plus: Reinsurance ceded and other (1)	3,109	32,709
Balance as of December 31, 2011 gross of reinsurance	$233,570	$1,288,470

(1)  Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

Short Duration Contracts

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, vision and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior years" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior years" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The group term life case and IBNR reserve redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's group disability products include short and long term disability coverage. Case and IBNR reserves for long-term disability claims incurred in 2011 have been discounted at 4.75% while these claims incurred amounts in 2010 and earlier have been discounted at 5.25%. The December 31, 2011 and 2010 liabilities net of reinsurance include $1,228,356 and $1,252,814, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2011 and 2010 are $414,145 and $439,537 respectively.

Long Duration Contracts

The Company's long duration contracts are primarily comprised of preneed life insurance policies and annuity policies, life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Preneed Business

Interest and discount rates for preneed life insurance vary by year of issuance and product, and ranged from 4.7% to 7.3% in 2011 and 2010 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in both 2011 and 2010.

Interest and discount rates for traditional life insurance (no longer offered) vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2011 and 2010 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in both 2011 and 2010.

Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.

Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2011 and 2010. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2011 and 2010 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.

The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.5% to 5.5% in 2011 and 2010. Withdrawal charges, if any, can range from 7.0% to 0.0% and grade to zero over a period of seven years.

FFG and LTC

The reserves for businesses previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee pensionable earnings. Pension costs allocated to the Company amounted to $6,180, $6,056 and $6,349 for 2011, 2010 and 2009, respectively.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $5,616, $5,005 and $6,206 for 2011, 2010 and 2009, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. On July 1, 2011, the Parent terminated certain health care benefits for employees who do not qualify for "grandfathered" status and will no longer offer these benefits to new hires. The Parent contribution, plan design and other terms of remaining benefits will not change for those grandfathered employees. The Parent has the right to modify or terminate these benefits. The Company made contributions to the postretirement benefit plans of $1,500 in 2009 as claims were incurred. No contributions were made during 2011 and 2010. During 2011, 2010 and 2009 the Company incurred expenses related to postretirement benefits of $414, $1,132 and $981, respectively.

12. DEFERRED ACQUISITION COSTS

Information about deferred acquisition costs is as follows:

	December 31,
	2011	2010	2009
Beginning balance	$31,222	$37,908	$43,020
Costs deferred	37,682	32,600	38,608
Amortization	(39,485)	(39,286)	(43,720)
Ending balance	$29,419	$31,222	$37,908

13. GOODWILL, VOBA AND OTHER INTANGIBLE ASSETS

Information about goodwill is as follows:

	Goodwill for the years ended December 31,
	2011	2010	2009
Balance as of January 1:
Goodwill	$156,817	$156,817	$156,817
Accumulated impairment loss	(139,532)	(75,244)	—
	17,285	81,573	156,817
Impairments*	—	(64,288)	(75,244)
Goodwill	156,817	156,817	156,817
Accumulated impairment losses	(139,532)	(139,532)	(75,244)
Balance as of December 31:	$17,285	$17,285	$81,573

*  See Notes 2 and 4 for further information.

In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the estimated fair value of the Company below its carrying value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment.

During September 2011, the FASB issued amended intangibles — goodwill and other guidance. This guidance provides the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of an entity is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that its fair value is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test, described above.

In the fourth quarters of 2011, 2010 and 2009, we conducted our annual assessments of goodwill.

During 2011, the Company did not take the option to perform the qualitative assessment; rather it performed a Step 1 analysis. Based on this analysis, it was determined that goodwill was not impaired.

Based on the results of the 2010 assessment, the Company concluded that its net book values exceeded its estimated fair values and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded impairment charges of $64,288. During 2009, the Company concluded that its net book value exceeded its estimated fair value and recorded an $75,244 impairment charge after performing a Step 2 test. The 2010 impairment reflected the effects of the low interest rate environment, continuing high unemployment, the slow pace of the economic recovery and an increased net book value of the Company, primarily related to its investment portfolio. The 2009 impairment reflected the challenging near term growth environment for the Company and an increased net book value of the Company, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company. See Note 4 for further information.

Information about VOBA is as follows:

	For the years ended December 31,
	2011	2010	2009
Beginning balance	$16,697	$18,783	$21,461
Amortization, net of interest accrued	(1,864)	(2,086)	(2,678)
Ending balance	$14,833	$16,697	$18,783

As of December 31, 2011, the entire outstanding balance of VOBA relates to the Company's preneed business. VOBA in this business assumes an interest rate ranging from 5.4% to 7.5%.

At December 31, 2011 the estimated amortization of VOBA for the next five years and thereafter is as follows:

Year	Amount
2012	$1,729
2013	1,550
2014	1,425
2015	1,323
2016	1,227
Thereafter	7,579
Total	$14,833

Information about other intangible assets is as follows:

	As of December 31,
	2011			2010
	Carrying Value	Accumulated Amortization	Net Other Intangible Assets	Carrying Value	Accumulated Amortization	Net Other Intangible Assets
Contract based intangibles	$38,020	$(17,897)	$20,123	$38,020	$(16,110)	$21,910

Other intangible assets that have finite lives are amortized over their useful lives. The estimated amortization of other intangible assets, which mainly include customers contracts, are as follows:

Year	Amount
2012	$1,788
2013	1,788
2014	1,788
2015	1,788
2016	1,788
Thereafter	11,183
Total other intangible assets with finite lives	$20,123

14. ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income, net of tax, at December 31 are as follows:

	Unrealized Gains on Securities	OTTI	Accumulated Other Comprehensive Income
Balance at December 31, 2009	$30,637	$3,956	$34,593
Activity in 2010	77,000	2,424	79,424
Balance at December 31, 2010	107,637	6,380	114,017
Activity in 2011	103,690	(637)	103,053
Balance at December 31, 2011	$211,327	$5,743	$217,070

The amounts in the unrealized gains on securities column are net of reclassification adjustments of $662, $5,762 and $(14,951), net of tax, in 2011, 2010 and 2009, respectively, for net realized gains (losses) on sales of securities included in net income. The amounts in the OTTI column are net of reclassification adjustments of $(662), $(168) and $(753), net of tax, in 2011, 2010 and 2009, respectively, for net realized losses on sales of securities included in net income.

15. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The net fees paid for these services to the Parent and affiliates for the years ended December 31, 2011, 2010 and 2009, were $86,863, $86,694 and $80,883, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

In prior years, the Company assumed group disability business from an affiliate, Union Security Life Insurance Company of New York ("USLICoNY"). On January 1, 2010, the Company terminated this reinsurance agreement for new business written. Effective July 1, 2010, the Company commuted the existing reinsured business under the same agreement, which involved a release of $26,920 in reserves and cash paid to USLICoNY of $29,172. The commutation resulted in a $2,252 loss for the Company, and was reflected in the policyholder benefits in the consolidated statements of operations. The Company assumed $67 and $4,777 of premiums from USLICoNY in 2010 and 2009, respectively and $30,149 of reserves in 2009.

16. COMMITMENTS AND CONTINGENCIES

The Company and its subsidiaries lease office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2011, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2012	$6,035
2013	5,298
2014	4,771
2015	4,340
2016	4,152
Thereafter	446
Total minimum future lease payments	$25,042

Rent expense was $6,697, $8,438 and $8,760 for 2011, 2010 and 2009, respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation, the Company does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial condition, results of operations or cash flows.

In the course of implementing procedures for compliance with the new mandatory reporting requirements under the Medicare, Medicaid, and SCHIP Extension Act of 2007, the Parent Company's Health segment identified a possible ambiguity in the Medicare Secondary Payer Act and related regulations about which the Company subsequently had a meeting with representatives of the Centers for Medicare and Medicaid Services ("CMS"). The Parent Company believes that its historical interpretation and application of such laws and regulations is correct and has requested that CMS issue a written determination to that effect. More recently, CMS informed counsel that it disagrees with some of the Parent Company's Health segment's legal positions and requested another meeting to discuss the matter further, but as of this date, no such meeting has been scheduled. The Company does not believe that any loss relating to this issue is probable, nor can the Company make any estimate of any possible loss or range of possible loss associated with this issue.

17. BUSINESS COMBINATIONS

On October 1, 2009, the Company acquired, through a reinsurance agreement, a block of business from Shenandoah Life Insurance Company ("Shenandoah"). The Company assumed, on a coinsurance basis, 100% of the group life, disability, dental and vision insurance business in-force with Shenandoah. There were no goodwill or intangible assets associated with this agreement.

Union Security Insurance Company
at December 31, 2011
Schedule I — Summary of Investments Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which Shown in Balance Sheet
	(in thousands)
Fixed Maturity Securities
United States Government and government agencies and authorities	$2,084	$2,491	$2,491
States, municipalities and political subdivisions	53,880	57,063	57,063
Foreign governments	34,161	36,193	36,193
Asset-backed	1,899	1,943	1,943
Commercial mortgage-backed	9,581	10,171	10,171
Residential mortgage-backed	97,140	104,798	104,798
Corporate	2,327,256	2,653,275	2,653,275
Total fixed maturity securities	2,526,001	2,865,934	2,865,934
Equity Securities
Common stocks	92	169	169
Non-redeemable preferred stocks	81,051	80,712	80,712
Total equity securities	81,143	80,881	80,881
Commercial mortgage loans on real estate, at amortized cost	671,104	739,515	671,104
Policy loans	12,822	12,822	12,822
Short-term investments	82,664	82,664	82,664
Collateral held/pledged under securities agreements	42,830	42,666	42,666
Other investments	103,053	103,053	103,053
Total investments	$3,519,617	$3,927,535	$3,859,124

Union Security Insurance Company
For the Years Ended December 31, 2011, 2010 & 2009
Schedule III — Supplementary Insurance Information

	Deferred acquisition costs	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses
	(in thousands)
2011	$29,419	$2,846,881	$32,291	$1,760,577	$1,053,182	$203,535	$809,548	$39,486	$333,721
2010	$31,222	$2,881,526	$33,871	$1,741,250	$1,116,247	$212,475	$838,055	$39,286	$415,216
2009	$37,908	$2,675,069	$37,692	$1,751,501	$1,092,512	$216,725	$849,531	$43,720	$418,264

*  Includes amortization of value of business acquired, underwriting, general and administration expenses and goodwill impairment

Union Security Insurance Company
For the Years Ended December 31, 2011
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$71,604,673	$11,811,625	$6,534,460	$66,327,508	9.9%
Premiums:
Life insurance	$285,047	$94,132	$15,746	$206,661	7.6%
Accident and health insurance	763,888	95,513	178,146	846,521	21.0%
Total earned premiums	$1,048,935	$189,645	$193,892	$1,053,182	18.4%
Benefits:
Life insurance	$429,977	$272,036	$35,744	$193,685	18.5%
Accident and health insurance	590,219	138,784	164,428	615,863	26.7%
Total policyholder benefits	$1,020,196	$410,820	$200,172	$809,548	24.7%

Union Security Insurance Company
For the Years Ended December 31, 2010
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$72,241,115	$12,791,301	$6,579,297	$66,029,111	10.0%
Premiums:
Life insurance	$292,452	$98,636	$17,758	$211,574	8.4%
Accident and health insurance	790,023	92,825	207,475	904,673	22.9%
Total earned premiums	$1,082,475	$191,461	$225,233	$1,116,247	20.2%
Benefits:
Life insurance	$426,739	$279,406	$33,647	$180,980	18.6%
Accident and health insurance	852,677	382,685	187,083	657,075	28.5%
Total policyholder benefits	$1,279,416	$662,091	$220,730	$838,055	26.3%

Union Security Insurance Company
For the Years Ended December 31, 2009
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$74,478,037	$14,220,902	$8,661,374	$68,918,509	12.6%
Premiums:
Life insurance	$314,216	$112,043	$11,258	$213,431	5.3%
Accident and health insurance	843,340	89,845	125,586	879,081	14.3%
Total earned premiums	$1,157,556	$201,888	$136,844	$1,092,512	12.5%
Benefits:
Life insurance	$457,403	$290,203	$31,302	$198,502	15.8%
Accident and health insurance	678,945	139,858	111,942	651,029	17.2%
Total policyholder benefits	$1,136,348	$430,061	$143,244	$849,531	16.9%

Union Security Insurance Company
as of December 31, 2011, 2010 and 2009
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2011:
Valuation allowance for deferred tax assets	$10,523	$(10,523)	$—	$—	$—
Valuation allowance for mortgage loans on real estate	12,434	679	—	7,732	5,381
Valuation allowance for uncollectible agents balances	4,671	(16)	—	—	4,655
Valuation allowance for uncollectible accounts	—	43	—	—	43
Total	$27,628	$(9,817)	$—	$7,732	$10,079
2010:
Valuation allowance for deferred tax assets	$10,415	$108	$—	$—	$10,523
Valuation allowance for mortgage loans on real estate	8,552	3,882	—	—	12,434
Valuation allowance for uncollectible agents balances	4,811	(121)	—	19	4,671
Total	$23,778	$3,869	$—	$19	$27,628
2009:
Valuation allowance for deferred tax assets	$7,195	$(390)	$3,610	$—	$10,415
Valuation allowance for mortgage loans on real estate	3,252	5,300	—	—	8,552
Valuation allowance for uncollectible agents balances	4,840	(21)	—	8	4,811
Total	$15,287	$4,889	$3,610	$8	$23,778

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	Exhibits:
	(1)	Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D.(1)
	(2)	Not applicable.
	(3)	(a) Principal Underwriter and Servicing Agreement.(6)
(b) Form of Dealer Sales Agreement.(1)
	(4)	Form of Variable Annuity Contract.(2)
	(5)	Form of Application.(3)
	(6)	(a) Restated Articles of Incorporation of Union Security Insurance Company.(4)
(b) Restated By-laws of Union Security Insurance Company.(4)
	(7)	Reinsurance Agreements and Amendments
(a) AXA Re Life Insurance Company (May 1, 2000)
(b) Swiss Re Life & Health America, Inc. (May 1, 1998)
(c) Swiss Re Life Company America (May 1, 1997)
(d) Munich American Reassurance Company (May 1, 2000)
	(8)	Form of Participation Agreement.(1)
	(9)	(a) Opinion and Consent of Counsel.
	(9)	(b) Opinion and Consent of Counsel.
	(10)	(a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(10)	(b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
	(11)	No Financial Statements are omitted.
	(12)	Not applicable.
	(26)	Organizational Chart.
	(99)	Copy of Power of Attorney.

(1)             Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed on April 19, 2002.

(2)             Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement File No. 033-19421 filed on April 28, 1998.

(3)             Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement, File No. 033-19421, filed on April 19, 2002.

(4)             Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement File No. 033-63935 filed on November 16, 2009.

(5)             Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, File No. 333-79701, filed on October 21, 2005.

(6)             Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement file No. 333-65231 filed on April 28, 2009.

Item 25.  Directors and Officers of Depositor

Name and Address	Position and Offices with Depositor
S. Craig Lemasters (2)	Director
Christopher J. Pagano (3)	Director
Michael J. Peninger (3)	Chairman of the Board
John Steven Roberts (1)	President and Chief Executive Officer, Director
Sylvia Wagner (3)	Director
Miles B. Yakre (1)	Senior Vice President, Chief Financial Officer and Treasurer

(1)             Address: 2323 Grand Boulevard, Kansas City, MO 64108

(2)             Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

(3)             Address: Assurant, Inc., One Chase Manhattan Plaza, New York, NY 10005

Item 26.  Persons Controlled By or Under Control with the Depositor or Registrant.

Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement File No. 333-79701 filed with the Commission on April 25, 2012.

Items 27.  Number of Contract Owners

As of January 31, 2012 there were 30,549 Contract Owners.

Item 28.  Indemnification

Union Security’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Company and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

(a)          Woodbury Financial Services, Inc. acts as the principal underwriter for the following registered investment companies:

Union Security Life Insurance Company of New York - Separate Account A

Union Security Insurance Company - Variable Account C

Union Security Insurance Company - Variable Account D

(b)         Officers and Directors of Woodbury Financial Services, Inc.:

Name and Principal Business Address	Title
Lydia M. Anderson***	Vice President
Scott A. Carlson*	Senior Vice President
Shaun C. Clasby*	Vice President and Chief Marketing Officer
George Eknaian**	Senior Vice President and Chief Actuary
Richard D. Fergesen*	Director, Senior Vice President, Chief Financial Officer, and Financial Principal
Albert Johnson*	AML Officer and Chief Compliance Officer
Kathleen E. Jorens***	Vice President and Assistant Treasurer
Patrick H. McEvoy*	Director, President and Chief Executive Officer
Brian Murphy**	Director and Chairman
Robert W. Paiano***	Senior Vice President and Treasurer
Jennifer R. Relien*	Chief Legal Officer and Assistant Secretary
Diane E. Tatelman**	Vice President

*                    Address: 7755 3rd Street North, Oakdale, MN 55128.

**             200 Hopmeadow Street, Simsbury CT 06089.

***      One Hartford Plaza, Hartford, CT 06115.

(c)          None.

Item 30.  Location of Accounts and Records

The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Insurance Company:	576 Bielenberg Drive, Woodbury, MN 55125
Woodbury Financial Services, Inc.:	7755 3rd Street North, Oakdale, MN 55128
Hartford Administrative Services Company	500 Bielenberg Drive, Woodbury, MN 55125

Item 31.  Management Services

Effective April 1, 2001, Union Security contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company (“Hartford Life”), a subsidiary of The Hartford Financial Services Group. Although Union Security remains responsible for all contract terms and conditions, Hartford Life is ultimately responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured all of the individual life insurance and annuity business of Union Security.

Item 32.  Undertakings

(a)          The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the

Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)         The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)          The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)         The Depositor hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, County of Hartford, and State of Connecticut on this 25th day of April, 2012.

VARIABLE ACCOUNT D OF

UNION SECURITY INSURANCE COMPANY

(Registrant)

By:	John Steven Roberts	*By:	/s/ Sarah M. Patterson
	John Steven Roberts		Sarah M. Patterson
	President and Chief Executive Officer, Director*		Attorney-in-Fact

UNION SECURITY INSURANCE COMPANY

(Depositor)

By:	John Steven Roberts
John Steven Roberts President and Chief Executive Officer, Director*

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

S. Craig Lemasters, Director*
Christopher J. Pagano, Director*
Michael J. Peninger, Chairman of the Board*
John Steven Roberts, President and Chief Executive
Officer, Director*
	*By:	/s/ Sarah M. Patterson
Sylvia Wagner, Director*		Sarah M. Patterson
Miles B. Yakre, Senior Vice President, Chief		Attorney-in-Fact
Financial Officer and Treasurer*	Date:	April 25, 2012

33-19421

EXHIBIT INDEX

7	Reinsurance Agreements and Amendments
(a) AXA Re Life Insurance Company (May 1, 2000)
(b) Swiss Re Life & Health America, Inc. (May 1, 1998)
(c) Swiss Re Life Company America (May 1, 1997)
(d) Munich American Reassurance Company (May 1, 2000)
9(a)	Opinion and Consent of Counsel.
9(b)	Opinion and Consent of Counsel.
10(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
10(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
99	Copy of Power of Attorney.